UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – March 31, 2018

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2018
Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	6
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, Vanguard U.S. Value Fund returned 2.57%, outpacing its benchmark index but lagging the average return of its peer group.

• Your fund’s stock selection model generated mixed performance. The model focuses on five signals that rank a universe of stocks. Three of those signals—valuation, growth, and sentiment—contributed to relative performance. In particular, the valuation and growth signals were significant drivers of the fund’s relative return.

• Seven of the fund’s 11 industry sectors generated positive relative results, led by industrials, consumer discretionary, and financials.

• Stocks in the information technology and real estate sectors were among those that detracted most from performance. Growth stocks outperformed their value counterparts during the period.

Total Returns: Six Months Ended March 31, 2018
		Total
		Returns
Vanguard U.S. Value Fund		2.57%
Russell 3000 Value Index		2.11
Multi-Cap Value Funds Average		3.10
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.23%	1.06%

The fund expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the fund’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Value Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

3

Advisor’s Report

For the six months ended March 31, 2018, Vanguard U.S. Value Fund returned 2.57%. The fund bested its benchmark index, the Russell 3000 Value Index, which returned 2.11%, but lagged the average return of its peer group.

Investment environment

The period opened with global equities posting positive returns. In the United States, encouraging economic fundamentals, tax-law changes, and low inflation boosted investor sentiment. The European economy continued on a path of broad improvement, including record-high employment and manufacturing activity and elevated consumer confidence. Developed markets in the Asia-Pacific region also rallied, helped by economic and business activity in Japan and Singapore.

As 2018 began, positive global economic momentum continued against a backdrop of hawkish tones from major central banks. In the United States, companies began to respond to new tax laws, and strong earnings announcements moved the Standard & Poor’s 500 Index to a record high at the end of January. Developed Europe and Asia-Pacific equities also rose, fueled by improvement in macroeconomic fundamentals.

Market sentiment changed suddenly in February, and volatility returned after a long period of calm. From a macroeconomic perspective, it seems the markets finally awoke to the fact that the U.S. tax cuts and large government spending packages posed upside risks for inflation and Federal Reserve policy. This all occurred on top of pro-growth deregulation. Given the strong economic fundamentals, the timing of these stimulus efforts spurred some of the spike in volatility as the market grew concerned about higher interest rates and rising inflation.

Over the period, U.S. stock market performance was mixed; six of 11 market sectors in the Russell 3000 Value Index advanced, led by information technology and consumer discretionary. Growth stocks outperformed their value counterparts, and large-capitalization stocks topped small-caps.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our strategy focuses on company-specific fundamentals—not technical analysis. Our stock selection model evaluates companies in our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital by management with sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—

4

market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. We monitor our portfolio based on those rankings and adjust when appropriate. Our approach also includes a dynamic weighting process that shifts the relative importance of the themes over time. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our successes and failures

The fund’s outperformance was driven by our valuation and growth signals. The sentiment signal contributed to a lesser degree. Our management decisions and quality signals detracted from performance during the period.

Stock selection results were positive in seven sectors, with industrials, consumer discretionary, and financials leading the way. Information technology and real estate detracted most.

At the stock level, the largest contributions came from an underweight position in General Electric, as well as an overweight to Burlington Stores, New York Times, Freeport-McMoRan, and United Rentals.

Overweight allocations to PG&E, Sanderson Farms, and RPC and underweights to Intel and Cisco Systems detracted.

Portfolio Managers: James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

April 16, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,930,092,408	11,735,364	99.4%
Emerson U. Fullwood	1,928,646,766	13,181,005	99.3%
Amy Gutmann	1,929,464,755	12,363,017	99.4%
JoAnn Heffernan Heisen	1,929,642,570	12,185,201	99.4%
F. Joseph Loughrey	1,928,796,727	13,031,044	99.3%
Mark Loughridge	1,929,651,616	12,176,156	99.4%
Scott C. Malpass	1,929,376,782	12,450,990	99.4%
F. William McNabb III	1,927,619,020	14,208,752	99.3%
Deanna Mulligan	1,929,546,113	12,281,658	99.4%
André F. Perold	1,924,447,639	17,380,132	99.1%
Sarah Bloom Raskin	1,929,965,439	11,862,333	99.4%
Peter F. Volanakis	1,929,234,485	12,593,287	99.4%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
U.S. Value Fund	43,965,821	2,708,663	2,009,063	11,077,332	73.6%

6

U.S. Value Fund

Fund Profile
As of March 31, 2018

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	243	2,107	3,771
Median Market Cap	$35.5B	$54.9B	$64.2B
Price/Earnings Ratio	15.4x	17.1x	21.2x
Price/Book Ratio	2.1x	1.9x	2.9x
Return on Equity	11.6%	11.4%	15.0%
Earnings Growth Rate	7.4%	4.8%	8.4%
Dividend Yield	2.1%	2.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	84%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.23%	—	—
30-Day SEC Yield	2.01%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	7.3%	7.1%	12.9%
Consumer Staples	7.5	7.7	6.8
Energy	10.6	10.4	5.5
Financials	27.5	27.4	15.1
Health Care	13.3	13.1	13.3
Industrials	8.4	8.5	10.9
Information Technology	9.1	9.2	23.9
Materials	3.1	3.0	3.3
Real Estate	4.7	5.0	3.7
Telecommunication
Services	2.7	2.7	1.7
Utilities	5.8	5.9	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.86
Beta	1.04	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Banks	3.4%
Exxon Mobil Corp.	Integrated Oil & Gas	2.6
Berkshire Hathaway Inc. Multi-Sector Holdings		2.4
Chevron Corp.	Integrated Oil & Gas	2.2
Pfizer Inc.	Pharmaceuticals	2.1
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
Bank of America Corp.	Diversified Banks	1.9
Johnson & Johnson	Pharmaceuticals	1.7
Wells Fargo & Co.	Diversified Banks	1.6
Walmart Inc.	Hypermarkets &
	Super Centers	1.5
Top Ten		21.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratio was 0.23%.

7

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	7.38%	11.19%	8.34%

See Financial Highlights for dividend and capital gains information.

8

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (7.3%)
	Best Buy Co. Inc.	162,212	11,353
*	Liberty Media Corp-
	Liberty SiriusXM A	228,503	9,391
	Lear Corp.	49,519	9,215
	Comcast Corp. Class A	268,848	9,187
	New York Times Co.
	Class A	371,113	8,944
	Toll Brothers Inc.	173,579	7,507
*	Burlington Stores Inc.	55,987	7,455
	Royal Caribbean
	Cruises Ltd.	50,072	5,895
	Ralph Lauren Corp.
	Class A	47,870	5,352
*	Weight Watchers
	International Inc.	83,420	5,316
*	Michael Kors Holdings Ltd.	84,171	5,225
	Hilton Worldwide
	Holdings Inc.	64,673	5,094
	Tailored Brands Inc.	202,292	5,069
	Ford Motor Co.	438,955	4,864
	News Corp. Class A	281,560	4,449
*,^	Conn’s Inc.	61,179	2,080
	Winnebago Industries Inc.	55,278	2,078
*	Deckers Outdoor Corp.	21,101	1,900
	News Corp. Class B	115,836	1,865
*	Crocs Inc.	107,158	1,741
*	Cooper-Standard
	Holdings Inc.	11,321	1,390
*	Liberty Media Corp
	Liberty SiriusXM C	22,665	926
	John Wiley & Sons Inc.
	Class A	12,645	805

			Market
			Value•
		Shares	($000)
	Target Corp.	9,646	670
	Gannett Co. Inc.	54,079	540
	Time Warner Inc.	3,830	362
	Lions Gate Entertainment
	Corp. Class A	11,887	307
			118,980
Consumer Staples (7.4%)
	Walmart Inc.	271,502	24,156
	Procter & Gamble Co.	260,301	20,637
	PepsiCo Inc.	94,391	10,303
	Philip Morris
	International Inc.	95,334	9,476
	Hershey Co.	76,868	7,607
	Sanderson Farms Inc.	60,612	7,214
	Tyson Foods Inc. Class A	87,151	6,379
	Brown-Forman Corp.
	Class B	110,908	6,033
	Conagra Brands Inc.	155,163	5,722
*	US Foods Holding Corp.	174,586	5,721
*	HRG Group Inc.	306,148	5,048
	Nu Skin Enterprises Inc.
	Class A	68,126	5,022
	Lamb Weston Holdings
	Inc.	61,306	3,569
	CVS Health Corp.	50,940	3,169
	Colgate-Palmolive Co.	16,012	1,148
	Flowers Foods Inc.	22,608	494
			121,698
Energy (10.6%)
	Exxon Mobil Corp.	567,504	42,341
	Chevron Corp.	315,350	35,962
	ConocoPhillips	315,410	18,701
	Valero Energy Corp.	154,829	14,363
	Marathon Petroleum Corp.	194,410	14,213

9

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	PBF Energy Inc. Class A	276,302	9,367
	HollyFrontier Corp.	124,479	6,082
^	RPC Inc.	320,096	5,771
*	ProPetro Holding Corp.	292,648	4,650
*	W&T Offshore Inc.	754,707	3,343
*	Exterran Corp.	115,347	3,080
	Delek US Holdings Inc.	72,296	2,942
	Schlumberger Ltd.	44,420	2,878
	Phillips 66	28,613	2,745
	CVR Energy Inc.	88,643	2,679
*	California Resources Corp.	136,304	2,338
*	Denbury Resources Inc.	294,860	808
*	Abraxas Petroleum Corp.	324,629	721
*	REX American Resources
	Corp.	5,003	364
			173,348
Financials (27.4%)
	JPMorgan Chase & Co.	513,092	56,425
*	Berkshire Hathaway Inc.
	Class B	199,191	39,735
	Bank of America Corp.	1,037,285	31,108
	Wells Fargo & Co.	513,806	26,929
	PNC Financial Services
	Group Inc.	117,732	17,806
	Morgan Stanley	308,685	16,657
	Citigroup Inc.	208,566	14,078
	Aflac Inc.	303,292	13,272
	State Street Corp.	132,976	13,262
	SunTrust Banks Inc.	177,119	12,051
	BlackRock Inc.	21,637	11,721
	Allstate Corp.	123,602	11,718
	T. Rowe Price Group Inc.	108,450	11,709
	Fifth Third Bancorp	363,719	11,548
	Regions Financial Corp.	614,456	11,417
	Citizens Financial Group
	Inc.	260,476	10,935
	Lincoln National Corp.	143,050	10,451
	Ally Financial Inc.	359,583	9,763
	Torchmark Corp.	111,509	9,386
	Unum Group	193,888	9,231
	Walker & Dunlop Inc.	154,598	9,186
	Ameriprise Financial Inc.	54,042	7,995
	Zions Bancorporation	135,963	7,169
*,^	Credit Acceptance Corp.	21,198	7,004
	Bank of New York Mellon
	Corp.	125,856	6,485
	Reinsurance Group of
	America Inc. Class A	39,938	6,150
*	E*TRADE Financial Corp.	100,174	5,551

	CME Group Inc.	32,184	5,205
	Legg Mason Inc.	106,312	4,322
	US Bancorp	80,989	4,090
	Universal Insurance
	Holdings Inc.	123,147	3,928
	BankUnited Inc.	95,782	3,829
	TCF Financial Corp.	158,838	3,623
	CNO Financial Group Inc.	160,656	3,481
	Goldman Sachs Group Inc.	9,508	2,395
	American Express Co.	23,793	2,219
	MetLife Inc.	48,340	2,218
*	BofI Holding Inc.	43,873	1,778
	Assurant Inc.	17,442	1,594
	Bank of NT Butterfield &
	Son Ltd.	30,550	1,371
	BB&T Corp.	25,620	1,333
	Federal Agricultural
	Mortgage Corp.	14,789	1,287
	American National
	Insurance Co.	10,898	1,275
	Santander Consumer
	USA Holdings Inc.	78,144	1,274
	Synovus Financial Corp.	22,177	1,108
	Primerica Inc.	10,922	1,055
	Hamilton Lane Inc. Class A	25,357	944
	First American Financial
	Corp.	11,417	670
	Federated Investors Inc.
	Class B	16,577	554
	FNF Group	12,681	508
	Prudential Financial Inc.	4,898	507
	Comerica Inc.	4,670	448
			449,758
Health Care (13.2%)
	Pfizer Inc.	991,878	35,202
	Johnson & Johnson	222,882	28,562
	Merck & Co. Inc.	362,941	19,769
	Anthem Inc.	71,521	15,713
	Bristol-Myers Squibb Co.	242,227	15,321
*	Centene Corp.	104,974	11,219
	Baxter International Inc.	144,785	9,417
	Agilent Technologies Inc.	139,480	9,331
*	WellCare Health Plans Inc.	46,185	8,943
	Humana Inc.	32,469	8,729
*	IQVIA Holdings Inc.	82,133	8,058
	Cigna Corp.	46,961	7,877
	Abbott Laboratories	78,129	4,681
*	Express Scripts Holding
	Co.	65,587	4,531
	Medtronic plc	52,587	4,219

10

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Amgen Inc.	21,488	3,663
*	Haemonetics Corp.	45,752	3,347
	Perrigo Co. plc	36,131	3,011
	Analogic Corp.	23,523	2,256
*	Impax Laboratories Inc.	109,341	2,127
*	MyoKardia Inc.	38,848	1,896
*	Tivity Health Inc.	44,694	1,772
*	Enanta Pharmaceuticals
	Inc.	19,220	1,555
*	Concert Pharmaceuticals
	Inc.	53,186	1,218
*	Exelixis Inc.	54,867	1,215
*	Myriad Genetics Inc.	38,576	1,140
*	Triple-S Management
	Corp. Class B	40,539	1,060
			215,832
Industrials (8.3%)
	Honeywell International
	Inc.	96,434	13,936
	Raytheon Co.	59,675	12,879
	Caterpillar Inc.	65,272	9,620
	Spirit AeroSystems
	Holdings Inc. Class A	114,484	9,582
*	United Rentals Inc.	53,548	9,249
	SkyWest Inc.	169,951	9,245
	Quad/Graphics Inc.	310,101	7,861
	Terex Corp.	179,907	6,730
	Copa Holdings SA Class A	49,982	6,429
	Oshkosh Corp.	78,956	6,101
*	Meritor Inc.	239,018	4,914
	Global Brass & Copper
	Holdings Inc.	143,688	4,806
*	XPO Logistics Inc.	39,912	4,064
	General Electric Co.	298,101	4,018
	Waste Management Inc.	46,403	3,904
	Pentair plc	42,742	2,912
	United Technologies Corp.	22,884	2,879
	Lockheed Martin Corp.	7,781	2,630
	Triton International Ltd.	79,836	2,443
	Harris Corp.	12,414	2,002
*	Rush Enterprises Inc.
	Class A	39,096	1,661
	Allison Transmission
	Holdings Inc.	32,313	1,262
*	CAI International Inc.	58,050	1,234
*	Harsco Corp.	54,845	1,133
	Schneider National Inc.
	Class B	40,390	1,053
	PACCAR Inc.	13,678	905
	Eaton Corp. plc	10,272	821
	Werner Enterprises Inc.	21,324	778
	ArcBest Corp.	23,477	753
*	Textainer Group
	Holdings Ltd.	36,589	620
	Dover Corp.	3,348	329
			136,753

Information Technology (9.0%)
	Intel Corp.	396,798	20,665
	Cisco Systems Inc.	410,790	17,619
	HP Inc.	623,002	13,656
	QUALCOMM Inc.	192,461	10,664
	Oracle Corp.	231,938	10,611
*	ON Semiconductor Corp.	381,917	9,342
	Booz Allen Hamilton
	Holding Corp. Class A	238,292	9,227
*	VMware Inc. Class A	70,689	8,572
	CDW Corp.	87,054	6,121
*	CACI International Inc.
	Class A	35,843	5,425
	Hewlett Packard
	Enterprise Co.	302,837	5,312
*	Extreme Networks Inc.	443,102	4,905
*,^	Advanced Micro Devices
	Inc.	445,475	4,477
	SYNNEX Corp.	27,238	3,225
*	Electro Scientific
	Industries Inc.	144,492	2,793
	ManTech International
	Corp. Class A	42,914	2,380
*	Dell Technologies Inc.
	Class V	31,693	2,320
	Western Digital Corp.	19,564	1,805
*	TTM Technologies Inc.	115,535	1,767
*	Twitter Inc.	58,248	1,690
*	SunPower Corp. Class A	169,851	1,355
*	QuinStreet Inc.	103,361	1,320
*	Virtusa Corp.	20,213	980
*	Micron Technology Inc.	15,664	817
*	Alpha & Omega
	Semiconductor Ltd.	31,706	490
			147,538
Materials (3.1%)
*	Freeport-McMoRan Inc.	627,488	11,025
	CF Industries Holdings
	Inc.	245,681	9,269
	Louisiana-Pacific Corp.	317,748	9,142
	Huntsman Corp.	286,996	8,395
	Westlake Chemical Corp.	38,893	4,323
	Chemours Co.	40,904	1,992
	DowDuPont Inc.	28,242	1,799
	Warrior Met Coal Inc.	59,110	1,656
*	Alcoa Corp.	34,037	1,530
*	AdvanSix Inc.	28,603	995
	LyondellBasell Industries
	NV Class A	5,053	534
			50,660
Real Estate (4.7%)
	Weyerhaeuser Co.	349,352	12,227
	Pebblebrook Hotel Trust	249,208	8,560
	Prologis Inc.	128,268	8,080

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Xenia Hotels & Resorts
	Inc.	402,120	7,930
	Jones Lang LaSalle Inc.	33,913	5,923
	Hospitality Properties
	Trust	225,309	5,709
*,^	Forestar Group Inc.	221,790	4,691
	CorEnergy Infrastructure
	Trust Inc.	119,938	4,502
*	CBRE Group Inc. Class A	65,808	3,107
	Lexington Realty Trust	372,159	2,929
	Forest City Realty Trust
	Inc. Class A	125,902	2,551
	NorthStar Realty Europe
	Corp.	144,948	1,887
	National Health Investors
	Inc.	27,537	1,853
	CubeSmart	59,497	1,678
	Apple Hospitality REIT Inc.	72,089	1,267
	Preferred Apartment
	Communities Inc. Class A	71,693	1,017
	Select Income REIT	44,401	865
	Alexander & Baldwin Inc.	24,277	562
	Chatham Lodging Trust	26,804	513
	First Industrial Realty
	Trust Inc.	15,628	457
	Spirit Realty Capital Inc.	52,869	410
			76,718
Telecommunication Services (2.7%)
	AT&T Inc.	901,891	32,152
*	T-Mobile US Inc.	104,598	6,385
	Verizon Communications
	Inc.	85,115	4,070
	Telephone & Data
	Systems Inc.	70,233	1,969
			44,576

Utilities (5.8%)
NextEra Energy Inc.	113,785	18,584
Exelon Corp.	351,360	13,707
FirstEnergy Corp.	336,598	11,448
NRG Energy Inc.	364,800	11,137
Entergy Corp.	136,932	10,787
CenterPoint Energy Inc.	373,048	10,222
* Vistra Energy Corp.	432,995	9,019
National Fuel Gas Co.	132,009	6,792
American Electric Power
Co. Inc.	30,205	2,072
Consolidated Edison Inc.	9,205	717
		94,485
Total Common Stocks
(Cost $1,368,791)		1,630,346
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund, 1.775%	113,093	11,309

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
4 United States Treasury Bill,
1.446%, 5/31/18	610	608
United States Treasury Bill,
1.849%, 8/16/18	500	497
		1,105
Total Temporary Cash Investments
(Cost $12,413)		12,414
Total Investments (100.3%)
(Cost $1,381,204)		1,642,760

12

U.S. Value Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	91
Receivables for Investment Securities Sold 2,711
Receivables for Accrued Income	1,686
Receivables for Capital Shares Issued	725
Variation Margin Receivable—Futures
Contracts	106
Other Assets	350
Total Other Assets	5,669
Liabilities
Payables for Investment Securities
Purchased	(8)
Collateral for Securities on Loan	(5,163)
Payables for Capital Shares Redeemed	(3,719)
Payables to Vanguard	(1,382)
Total Liabilities	(10,272)
Net Assets (100%)
Applicable to 87,877,795 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,638,157
Net Asset Value Per Share	$18.64

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,349,072
Undistributed Net Investment Income	5,641
Accumulated Net Realized Gains	22,010
Unrealized Appreciation (Depreciation)
Investment Securities	261,556
Futures Contracts	(122)
Net Assets	1,638,157

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,079,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $5,163,000 of collateral received for securities on loan.
4 Securities with a value of $374,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	60	7,929	(122)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends	16,676
Interest[1]	50
Securities Lending—Net	97
Total Income	16,823
Expenses
The Vanguard Group—Note B
Investment Advisory Services	570
Management and Administrative	1,211
Marketing and Distribution	144
Custodian Fees	12
Shareholders’ Reports and Proxy	24
Trustees’ Fees and Expenses	1
Total Expenses	1,962
Net Investment Income	14,861
Realized Net Gain (Loss)
Investment Securities Sold[1]	27,403
Futures Contracts	661
Realized Net Gain (Loss)	28,064
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,606
Futures Contracts	(176)
Change in Unrealized Appreciation (Depreciation)	2,430
Net Increase (Decrease) in Net Assets Resulting from Operations	45,355

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $43,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,861	36,922
Realized Net Gain (Loss)	28,064	100,791
Change in Unrealized Appreciation (Depreciation)	2,430	109,876
Net Increase (Decrease) in Net Assets Resulting from Operations	45,355	247,589
Distributions
Net Investment Income	(32,253)	(30,933)
Realized Capital Gain[1]	(97,416)	(22,230)
Total Distributions	(129,669)	(53,163)
Capital Share Transactions
Issued	122,535	422,683
Issued in Lieu of Cash Distributions	121,791	50,256
Redeemed	(197,166)	(365,711)
Net Increase (Decrease) from Capital Share Transactions	47,160	107,228
Total Increase (Decrease)	(37,154)	301,654
Net Assets
Beginning of Period	1,675,311	1,373,657
End of Period[2]	1,638,157	1,675,311

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $22,961,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,641,000 and $23,033,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.63	$17.25	$16.48	$16.95	$14.41	$11.89
Investment Operations
Net Investment Income	.170[1]	.437[1]	.440	.355	.299	.304
Net Realized and Unrealized Gain (Loss)
on Investments	.376	2.606	1.341	(.543)	2.531	2.506
Total from Investment Operations	.546	3.043	1.781	(.188)	2.830	2.810
Distributions
Dividends from Net Investment Income	(. 382)	(. 386)	(. 358)	(. 282)	(. 290)	(. 290)
Distributions from Realized Capital Gains	(1.154)	(.277)	(.653)	—	—	—
Total Distributions	(1.536)	(.663)	(1.011)	(.282)	(.290)	(.290)
Net Asset Value, End of Period	$18.64	$19.63	$17.25	$16.48	$16.95	$14.41

Total Return[2]	2.57%	17.87%	11.09%	-1.18%	19.89%	24.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,638	$1,675	$1,374	$1,215	$1,117	$829
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.26%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.36%	2.63%	2.10%	1.92%	2.26%
Portfolio Turnover Rate	84%	95%	76%	66%	57%	75%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

U.S. Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs);

18

U.S. Value Fund

the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $91,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,630,346	—	—
Temporary Cash Investments	11,309	1,105	—
Futures Contracts—Assets[1]	106	—	—
Total	1,641,761	1,105	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $1,381,204,000. Net unrealized appreciation of investment securities for tax purposes was $261,556,000, consisting of unrealized gains of $289,594,000 on securities that had risen in value since their purchase and $28,038,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2018, the fund purchased $709,716,000 of investment securities and sold $773,976,000 of investment securities, other than temporary cash investments.

19

U.S. Value Fund

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	6,279	22,746
Issued in Lieu of Cash Distributions	6,353	2,714
Redeemed	(10,113)	(19,713)
Net Increase (Decrease) in Shares Outstanding	2,519	5,747

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,025.68	$1.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.78	1.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since Vanguard began managing the fund in 2008, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

23

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052018

Semiannual Report | March 31, 2018
Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	7
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Capital Value Fund returned 1.95% for the six months ended March 31, 2018. It lagged its benchmark, the Russell 3000 Value Index, and the average return of its multicapitalization value fund peers.

• Seven of the 11 industry sectors represented in the fund recorded positive results.

Information technology (+9%) and energy (+7%) posted the highest absolute returns, though the fund’s tech holdings underperformed their benchmark counterparts, while the opposite was true for its energy stocks. Results in materials (+4%), consumer staples (+4%), and real estate (+1%) also outdistanced the benchmark returns for those sectors.

• Financials, the fund’s largest sector, modestly advanced (+1%), but poor stock selection made it the largest relative detractor. The fund’s holdings in utilities (–8%) and health care (–2%) underperformed their benchmark counterparts.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Capital Value Fund	1.95%
Russell 3000 Value Index	2.11
Multi-Cap Value Funds Average	3.10
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.27%	1.06%

The fund expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Value Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

3

Advisor’s Report

For the six months ended March 31, 2018, Vanguard Capital Value Fund returned 1.95%. It trailed its benchmark, the Russell 3000 Value Index, and the average return of its multicapitalization value fund peers.

The investment environment

Stocks provided a net positive return over the six months, though the period was characterized by a strong showing over the first four months, then a falling back through February and March. Investors generally gravitated toward economically sensitive sectors whose results were expected to benefit from fiscal stimulus. Also in favor were businesses whose U.S. operations and intellectual property practices might permit them to keep, rather than fully pass through to customers, the benefits of reduced corporate taxes. Conversely, interest-rate-sensitive sectors, or those seen as unlikely to benefit in the long term from recent tax-law changes, faced stiffer performance challenges.

As a result, five of the six sectors with positive absolute returns for the period were cyclical in nature. Information technology, financials, consumer discretionary, and materials all outpaced the Russell 3000 Value Index. Real estate, telecommunication services, and consumer staples all declined and trailed the benchmark return the furthest.

Earnings growth for U.S. companies has generally been well-sustained, against a backdrop of rising global demand, improving corporate capital-spending intentions,

and low domestic unemployment. The weighting of cyclical sectors in the value index increased steadily through the first five months of the period, and we reduced the fund’s exposure to them by selling holdings in consumer discretionary and financials. We did add to holdings in industrials and materials where we saw attractive risk–reward opportunities in specific stocks.

For the first time in recent memory, we reduced the fund’s holdings in the economically sensitive industry sectors (energy, consumer discretionary, and financials) below their weighting in the index. We felt the investment community had become quite complacent about the upward trajectory of the economy, and we found more interesting values among companies with idiosyncratic challenges in other areas of the market.

Our successes

Our security selections were strongest in energy, consumer staples, and real estate but proved more difficult in financials, IT, and utilities. Selection was ultimately a modest negative for the six months. Sector allocation, and particularly an overweighting of IT, added to returns and provided a nearly equal offset.

Bermuda-based insurer XL Group was the fund’s largest contributor to performance, highlighted by the company’s agreement to a takeover approach from AXA, Europe’s second-largest insurance provider. Generic-pharmaceuticals maker Mylan

4

got a boost from favorable earnings and cash-flow delivery. It was further helped by indications that the rate of annual decline for generics pricing had stabilized after an extended period of acceleration. Grocery chain Kroger, energy producer Anadarko Petroleum, and L Brands (owner of the Victoria’s Secret and Bath & Body Works chains) also performed notably for the fund. As of the end of the period, we sold our holdings in both XL Group and L Brands.

Our shortfalls

Among the fund’s detractors over the period, a few suffered key setbacks, including satellite telecommunications provider SES, which was forced to cut its dividend by 40% amid declining revenues and cash flow from its video transmission business. Although pressure on its broadcast video customers from weak subscriber growth and competition from streaming services was well-known, we had expected that SES could better manage through its challenges.

Insurer MetLife underperformed, despite benefiting from rising long-term interest rates, as the company disclosed two material weaknesses (one of them unfavorable to prior reported earnings, the other favorable) in its accounting practices. The net effect was not large relative to shareholders’ equity or ongoing earnings prospects, but it hurt the valuation, as it called into question the company’s internal controls.

Shares of Pacific Gas & Electric were caught up in concerns over responsibility for casualties and property damage from wildfires in Northern California. Although the investigation into what caused the blazes will continue for some time, the stock was affected immediately, as California regulations place more liability on the utility than would be the case in many other jurisdictions. We decided to sell PG&E and reallocate the capital to Southern California utility Edison International, which had similarly been implicated in wildfire damage but for which we judged the market reaction to be overly punitive.

Fund positioning and outlook

At the end of March, the fund’s most significant overweightings relative to the Russell 3000 Value Index were in materials, real estate, IT, and consumer staples. Our largest net purchases were in industrials, real estate, and consumer staples.

Within industrials, we added holdings in two airlines, Delta and Southwest, as outsized capacity additions by competitor United spread worries of a market-share battle, particularly in some of Delta’s markets. Southwest also saw some revenue setbacks as it struggled with implementing a new reservation system. Although airline earnings can be volatile, and the stocks historically have traded at sizable discounts to the broad market during good times, we believe that both companies (and particularly Southwest) are in good position to generate

5

and distribute high free cash flow to shareholders, given clean balance sheets and controlled capital-spending plans.

In real estate, we established a position in student housing REIT Education Realty Trust, as the shares sold off amid concerns about industry overcapacity and the company faced difficulties reaching the desired occupancy numbers for its large on-campus development at the University of Kentucky.

Our investment outlook recognizes that the economy is moving at a steady clip, with fiscal policy stimulating government spending and incentives in the new tax law for corporate capital spending. However, we recognize the potential for negative surprises, especially as a result of rising trade frictions with China, and we have been positioning the portfolio at the margin to be somewhat less vulnerable to an unfavorable shift in economic growth expectations.

We will, as always, look to areas of the market characterized by investor unease and a wide range of potential outcomes as fertile fishing ponds for our contrarian ideas. At the same time, we are focusing more intently at this stage on companies with opportunities to help themselves out of their temporary difficulty, rather than those needing a big boost from accelerating economic activity.

We appreciate the trust of the Capital Value Fund’s shareholders and believe that your confidence will be justified by the future investment performance of the fund’s holdings over the full market cycle.

Respectfully,

David W. Palmer, CFA
Senior Managing Director and Equity Portfolio Manager

Wellington Management Company llp

April 17, 2018

6

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,930,092,408	11,735,364	99.4%
Emerson U. Fullwood	1,928,646,766	13,181,005	99.3%
Amy Gutmann	1,929,464,755	12,363,017	99.4%
JoAnn Heffernan Heisen	1,929,642,570	12,185,201	99.4%
F. Joseph Loughrey	1,928,796,727	13,031,044	99.3%
Mark Loughridge	1,929,651,616	12,176,156	99.4%
Scott C. Malpass	1,929,376,782	12,450,990	99.4%
F. William McNabb III	1,927,619,020	14,208,752	99.3%
Deanna Mulligan	1,929,546,113	12,281,658	99.4%
André F. Perold	1,924,447,639	17,380,132	99.1%
Sarah Bloom Raskin	1,929,965,439	11,862,333	99.4%
Peter F. Volanakis	1,929,234,485	12,593,287	99.4%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Capital Value Fund	47,661,606	2,635,697	3,412,106	4,596,895	81.7%

7

Capital Value Fund

Fund Profile
As of March 31, 2018

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	90	2,107	3,771
Median Market Cap	$21.6B	$54.9B	$64.2B
Price/Earnings Ratio	13.1x	17.1x	21.2x
Price/Book Ratio	1.8x	1.9x	2.9x
Return on Equity	11.7%	11.4%	15.0%
Earnings Growth Rate	12.3%	4.8%	8.4%
Dividend Yield	2.3%	2.4%	1.8%
Foreign Holdings	11.2%	0.0%	0.0%
Turnover Rate
(Annualized)	53%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.27%	—	—
30-Day SEC Yield	2.14%	—	—
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.9%	7.1%	12.9%
Consumer Staples	8.7	7.7	6.8
Energy	10.1	10.4	5.5
Financials	21.3	27.4	15.1
Health Care	10.2	13.1	13.3
Industrials	8.6	8.5	10.9
Information
Technology	11.2	9.2	23.9
Materials	7.3	3.0	3.3
Real Estate	8.1	5.0	3.7
Telecommunication
Services	2.4	2.7	1.7
Utilities	6.2	5.9	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.87	0.80
Beta	1.28	1.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MetLife Inc.	Life & Health
	Insurance	3.3%
Citigroup Inc.	Diversified Banks	3.1
Wells Fargo & Co.	Diversified Banks	3.0
PNC Financial Services
Group Inc.	Regional Banks	2.9
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.4
Kroger Co.	Food Retail	2.3
Arthur J Gallagher & Co. Insurance Brokers		2.0
QUALCOMM Inc.	Semiconductors	2.0
Reliance Steel &
Aluminum Co.	Steel	1.9
Mylan NV	Pharmaceuticals	1.9
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratio was 0.29%.

8

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	6.39%	8.24%	8.80%

See Financial Highlights for dividend and capital gains information.

9

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)
Consumer Discretionary (5.9%)
	Newell Brands Inc.	416,100	10,602
	Comcast Corp. Class A	282,700	9,660
	General Motors Co.	241,429	8,774
*,^	Under Armour Inc.
	Class A	534,300	8,736
	Expedia Group Inc.	61,035	6,739
	SES SA Class A	311,581	4,221
*	Global Brands Group
	Holding Ltd.	31,800,000	1,798
			50,530
Consumer Staples (8.7%)
	Kroger Co.	835,711	20,007
	British American
	Tobacco plc	266,739	15,485
	Walgreens Boots
	Alliance Inc.	162,987	10,671
	Coty Inc. Class A	474,901	8,691
	Hormel Foods Corp.	189,500	6,504
	Philip Morris International
	Inc.	59,300	5,894
*	Hostess Brands Inc.
	Class A	287,900	4,258
*	Simply Good Foods Co.	208,700	2,865
			74,375
Energy (10.1%)
	Anadarko Petroleum
	Corp.	246,221	14,874
	Halliburton Co.	274,261	12,874
	Canadian Natural
	Resources Ltd.	346,747	10,912
	Cimarex Energy Co.	103,431	9,671
*	Diamondback Energy Inc.	54,031	6,836
	Marathon Oil Corp.	418,843	6,756
	Tenaris SA ADR	179,200	6,213
	Hess Corp.	118,698	6,009

			Market
			Value•
		Shares	($000)
	Pioneer Natural
	Resources Co.	30,441	5,229
*	Laredo Petroleum Inc.	575,300	5,011
*	Southwestern Energy Co.	455,275	1,971
			86,356
Financials (21.1%)
	MetLife Inc.	614,392	28,194
	Citigroup Inc.	391,018	26,394
	Wells Fargo & Co.	495,091	25,948
	PNC Financial Services
	Group Inc.	166,258	25,145
	Arthur J Gallagher & Co.	251,100	17,258
	American International
	Group Inc.	288,823	15,718
	RenaissanceRe Holdings
	Ltd.	107,247	14,855
	Bank of the Ozarks	207,200	10,001
	Principal Financial Group
	Inc.	94,460	5,753
	Lancashire Holdings Ltd.	678,959	5,528
	Unum Group	82,585	3,932
*	Brighthouse Financial Inc.	57,192	2,940
			181,666
Health Care (10.1%)
*	Mylan NV	392,449	16,157
	Bristol-Myers Squibb Co.	220,373	13,939
	McKesson Corp.	97,919	13,794
	Allergan plc	54,456	9,164
	Koninklijke Philips NV	236,000	9,041
*	Biogen Inc.	27,535	7,540
*	Envision Healthcare Corp.	174,551	6,708
*	Seattle Genetics Inc.	88,700	4,643
	AstraZeneca plc ADR	129,200	4,518
*	Five Prime Therapeutics
	Inc.	92,100	1,582
			87,086

10

Capital Value Fund

			Market
			Value•
		Shares	($000)
Industrials (8.5%)
*	Genesee & Wyoming Inc.
	Class A	154,084	10,908
	Delta Air Lines Inc.	170,800	9,362
	Steelcase Inc. Class A	643,443	8,751
	Herman Miller Inc.	270,315	8,637
	Sanwa Holdings Corp.	640,400	8,258
	Eaton Corp. plc	99,768	7,972
	Dun & Bradstreet Corp.	63,072	7,379
	Southwest Airlines Co.	110,100	6,306
*	JELD-WEN Holding Inc.	189,300	5,796
			73,369
Information Technology (11.2%)
	QUALCOMM Inc.	303,553	16,820
	Western Digital Corp.	151,484	13,977
	KLA-Tencor Corp.	119,900	13,070
*	Keysight Technologies Inc.	211,209	11,065
	Genpact Ltd.	270,084	8,640
^	Silicon Motion Technology
	Corp. ADR	177,472	8,540
	Amdocs Ltd.	103,500	6,906
*,^	Acacia Communications
	Inc.	171,600	6,600
	Marvell Technology Group
	Ltd.	311,400	6,539
	Cisco Systems Inc.	89,115	3,822
			95,979
Materials (7.2%)
	Reliance Steel &
	Aluminum Co.	191,940	16,457
	Celanese Corp. Class A	144,513	14,481
	PPG Industries Inc.	74,707	8,337
	CRH plc	230,209	7,796
^	Nutrien Ltd.	138,100	6,527
	Ball Corp.	110,600	4,392
	Cabot Corp.	74,100	4,129
			62,119
Other (0.0%)
*,1,2 Allstar Co-Invest LLC
	Private Placement	NA	198

Real Estate (8.1%)
	Host Hotels & Resorts Inc.	771,584	14,382
	STORE Capital Corp.	546,023	13,552
	Education Realty Trust
	Inc.	248,600	8,142
	Brixmor Property Group
	Inc.	494,116	7,535

		Market
		Value•
	Shares	($000)
Columbia Property Trust
Inc.	366,383	7,496
Simon Property Group Inc.	45,638	7,044
American Tower Corp.	46,659	6,782
Taubman Centers Inc.	75,500	4,297
		69,230
Telecommunication Services (2.4%)
Verizon Communications
Inc.	435,620	20,831

Utilities (6.2%)
Exelon Corp.	396,020	15,449
Edison International	191,959	12,220
OGE Energy Corp.	291,665	9,558
Sempra Energy	76,285	8,484
Iberdrola SA	1,006,986	7,407
		53,118
Total Common Stocks
(Cost $782,389)		854,857
Temporary Cash Investments (2.3%)
Money Market Fund (1.7%)
[3,4] Vanguard Market
Liquidity Fund,
1.775%	145,322	14,532

	Face
	Amount
	($000)
Repurchase Agreement (0.6%)
RBS Securities, Inc.
1.790%, 4/2/18
(Dated 3/29/18,
Repurchase Value
$5,301,000,
collateralized by U. S.
Treasury Note/Bond
1.500%, 10/31/19, with
a value of $5,409,000)	5,300	5,300
Total Temporary Cash Investments
(Cost $19,831)		19,832
Total Investments (101.8%)
(Cost $802,220)		874,689

11

Capital Value Fund

Amount
($000)
Other Assets and Liabilities (-1.8%)
Other Assets
Investment in Vanguard	47
Receivables for Investment Securities Sold	359
Receivables for Accrued Income	1,702
Receivables for Capital Shares Issued	322
Unrealized Appreciation—Forward Currency
Contracts	33
Other Assets [4]	1,118
Total Other Assets	3,581
Liabilities
Payables for Investment Securities
Purchased	(117)
Collateral for Securities on Loan	(14,949)
Payables to Investment Advisor	(129)
Payables for Capital Shares Redeemed	(1,964)
Payables to Vanguard	(2,025)
Total Liabilities	(19,184)
Net Assets (100%)
Applicable to 66,269,154 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	859,086
Net Asset Value Per Share	$12.96

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	828,976
Undistributed Net Investment Income	2,565
Accumulated Net Realized Losses	(44,949)
Unrealized Appreciation (Depreciation)
Investment Securities	72,469
Forward Currency Contracts	33
Foreign Currencies	(8)
Net Assets	859,086

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,434,000.
1 Security value determined using significant unobservable inputs.
2 Restricted security represents 0.0% of net assets. Shares not applicable for this private placement. See Restricted Securities table for additional information.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $14,949,000 of collateral received for securities on loan, of which $14,532,000 is held in Vanguard Market Liquidity Fund and $417,000 is held in cash.
ADR—American Depositary Receipt.

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Allstar Co-Invest LLC Private Placement	August 2011	1,677

12

Capital Value Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	6/20/18	USD	10,435	EUR	8,413	19
Credit Suisse International	6/20/18	USD	7,586	JPY	801,276	14
						33
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends[1]	9,574
Interest [2]	37
Securities Lending—Net	440
Total Income	10,051
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,018
Performance Adjustment	(768)
The Vanguard Group—Note C
Management and Administrative	941
Marketing and Distribution	59
Custodian Fees	19
Shareholders’ Reports and Proxy	16
Trustees’ Fees and Expenses	1
Total Expenses	1,286
Net Investment Income	8,765
Realized Net Gain (Loss)
Investment Securities Sold [2]	53,212
Forward Currency Contracts	(403)
Foreign Currencies	(55)
Realized Net Gain (Loss)	52,754
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(42,060)
Forward Currency Contracts	(219)
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	(42,277)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,242

1 Dividends are net of foreign withholding taxes of $42,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,765	18,261
Realized Net Gain (Loss)	52,754	69,458
Change in Unrealized Appreciation (Depreciation)	(42,277)	38,881
Net Increase (Decrease) in Net Assets Resulting from Operations	19,242	126,600
Distributions
Net Investment Income	(17,678)	(15,817)
Realized Capital Gain	—	—
Total Distributions	(17,678)	(15,817)
Capital Share Transactions
Issued	35,150	80,436
Issued in Lieu of Cash Distributions	16,300	14,657
Redeemed	(97,277)	(235,684)
Net Increase (Decrease) from Capital Share Transactions	(45,827)	(140,591)
Total Increase (Decrease)	(44,263)	(29,808)
Net Assets
Beginning of Period	903,349	933,157
End of Period[1]	859,086	903,349

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,565,000 and $11,533,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.96	$11.50	$11.45	$15.32	$14.57	$10.58
Investment Operations
Net Investment Income	.129[1]	.241[1]	.180	.129[1]	.178[2]	.138
Net Realized and Unrealized Gain (Loss)
on Investments	.131	1.420	1.060	(2.330)	2.055	4.051
Total from Investment Operations	.260	1.661	1.240	(2.201)	2.233	4.189
Distributions
Dividends from Net Investment Income	(. 260)	(. 201)	(.144)	(.175)	(.111)	(.199)
Distributions from Realized Capital Gains	—	—	(1.046)	(1.494)	(1.372)	—
Total Distributions	(.260)	(.201)	(1.190)	(1.669)	(1.483)	(.199)
Net Asset Value, End of Period	$12.96	$12.96	$11.50	$11.45	$15.32	$14.57

Total Return[3]	1.95%	14.56%	11.36%	-15.67%	16.50%	40.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$859	$903	$933	$1,059	$1,784	$1,249
Ratio of Total Expenses to
Average Net Assets[4]	0.29%	0.27%	0.25%	0.50%	0.47%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.97%	1.51%	0.93%	1.19%[2]	1.03%
Portfolio Turnover Rate	53%	41%	134%	90%	90%	132%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.18 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.17%), (0.19%), (0.20%), 0.06%, 0.02%, and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.
16

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund

17

Capital Value Fund

if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

18

Capital Value Fund

owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the six months ended March 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $768,000 (0.17%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $47,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

19

Capital Value Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	804,166	50,493	198
Temporary Cash Investments	14,532	5,300	—
Forward Currency Contracts—Assets	—	33	—
Total	818,698	55,826	198

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $97,717,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2018, the cost of investment securities for tax purposes was $802,220,000. Net unrealized appreciation of investment securities for tax purposes was $72,469,000, consisting of unrealized gains of $116,773,000 on securities that had risen in value since their purchase and $44,304,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $237,107,000 of investment securities and sold $290,267,000 of investment securities, other than temporary cash investments.

20

Capital Value Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	2,644	6,622
Issued in Lieu of Cash Distributions	1,227	1,209
Redeemed	(7,311)	(19,274)
Net Increase (Decrease) in Shares Outstanding	(3,440)	(11,443)

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,019.53	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a diversified portfolio of undervalued stocks across the capitalization spectrum, employing an opportunistic and contrarian investment style. The portfolio managers have the support of Wellington Management’s global industry analysts in conducting their research-intensive approach. Wellington Management has advised the fund since its inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

24

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052018

Semiannual Report | March 31, 2018

Vanguard Short-Term Inflation-Protected
Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, Vanguard Short-Term Inflation-Protected Securities Index Fund returned 0.35% for Investor Shares, tracking its benchmark index (+0.42%) and exceeding the average return of its peer funds (+0.31%). The 30-day SEC yield for Investor Shares began the period at –0.20% and ended at 0.01%.

• Two interest rate increases, strong economic and employment data, and general market volatility led yields of both regular U.S. Treasury securities and Treasury Inflation-Protected Securities (TIPS) to increase. TIPS outperformed regular Treasuries for the period.

• A measure of expected inflation over the next five years (the gap between nominal and TIPS yields) widened from 1.82% to 2.02%.

• To minimize the risk of overdistributing income, the fund withheld income distribution in March. Distributions will be made when sufficient income is available.

Total Returns: Six Months Ended March 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	0.01%	1.48%	-1.13%	0.35%
ETF Shares	0.10
Market Price				0.37
Net Asset Value				0.41
Admiral™ Shares	0.10	1.51	-1.09	0.42
Institutional Shares	0.12	1.51	-1.13	0.38
Bloomberg Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				0.42
Inflation-Protected Bond Funds Average				0.31

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected Securities Index
Fund	0.15%	0.06%	0.06%	0.04%	0.71%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.15% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Inflation-Protected Bond Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,930,092,408	11,735,364	99.4%
Emerson U. Fullwood	1,928,646,766	13,181,005	99.3%
Amy Gutmann	1,929,464,755	12,363,017	99.4%
JoAnn Heffernan Heisen	1,929,642,570	12,185,201	99.4%
F. Joseph Loughrey	1,928,796,727	13,031,044	99.3%
Mark Loughridge	1,929,651,616	12,176,156	99.4%
Scott C. Malpass	1,929,376,782	12,450,990	99.4%
F. William McNabb III	1,927,619,020	14,208,752	99.3%
Deanna Mulligan	1,929,546,113	12,281,658	99.4%
André F. Perold	1,924,447,639	17,380,132	99.1%
Sarah Bloom Raskin	1,929,965,439	11,862,333	99.4%
Peter F. Volanakis	1,929,234,485	12,593,287	99.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Short-Term Inflation-Protected
Securities Index Fund	634,444,382	6,334,598	15,104,418	38,822,950	91.3%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Short-Term Inflation-Protected
Securities Index Fund	635,602,591	6,151,369	14,129,438	38,822,950	91.5%

6

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio[1]	0.15%	0.06%	0.06%	0.04%
30-Day SEC Yield[2]	0.01%	0.10%	0.10%	0.12%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		TIPS	Barclays
		0-5 Year	Aggregate
	Fund	Index	Bond Index
Number of Bonds	15	15	9,826
Yield to Maturity
(before expenses)	2.5%	2.5%	3.1%
Average Coupon	0.5%	0.5%	3.1%
Average Duration	2.5 years	2.5 years	6.1 years
Average Effective
Maturity	2.5 years	2.5 years	8.4 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays
	TIPS	Aggregate
	0-5 Year	Bond
	Index	Index
R-Squared	0.99	0.30
Beta	1.04	0.27

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	15.5%
1 - 3 Years	39.0
3 - 5 Years	45.5

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.15% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

 7

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 16, 2012, Through March 31, 2018
						Bloomberg
						Barclays
						TIPS
						0-5 Year
				Investor Shares		Index
Fiscal Year	Income Returns Capital Returns			Total Returns	Total Returns
2013		0.09%	-1.00%	-0.91%		-1.20%
2014		0.02	-0.04	-0.02		0.21
2015		0.70	-2.06	-1.36		-1.19
2016		0.43	2.05	2.48		2.62
2017		0.55	-0.24	0.31		0.51
2018		1.48	-1.13	0.35		0.42
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/16/2012	0.27%	-0.03%	0.53%	-0.38%	0.15%
ETF Shares	10/12/2012
Market Price		0.29	0.05			0.25
Net Asset Value		0.33	0.06			0.24
Admiral Shares	10/16/2012	0.34	0.06	0.59	-0.35	0.24
Institutional Shares	10/17/2012	0.34	0.08	0.61	-0.34	0.27

See Financial Highlights for dividend and capital gains information.

8

Short-Term Inflation-Protected Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (99.8%)
U. S. Government Securities (99.8%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	2,171,438	2,330,906
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	610,030	708,099
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	565,482	664,262
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	2,176,701	2,300,762
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	641,298	764,475
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	784,830	918,991
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	2,178,620	2,296,922
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	1,215,616	1,418,316
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,393,223	1,613,677
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	1,917,059	1,987,355
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,524,726	1,696,485
United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,688,619	1,828,157
United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	1,921,766	1,930,224
United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,771,865	1,889,235
United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,785,853	1,884,160
Total U.S. Government and Agency Obligations (Cost $24,442,467)				24,232,026

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $20,092)	1.775%		200,941	20,094
Total Investments (99.9%) (Cost $24,462,559)				24,252,120

9

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in VGI	1,300
Receivables for Investment Securities Sold	4,867
Receivables for Accrued Income	27,822
Receivables for Capital Shares Issued	14,242
Total Other Assets	48,231
Liabilities
Payables for Investment Securities Purchased	(16,408)
Payables for Capital Shares Redeemed	(7,663)
Payables to Vanguard	(4,629)
Other Liabilities	(1,220)
Total Liabilities	(29,920)
Net Assets (100%)	24,270,431

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,508,026
Undistributed Net Investment Income	110,318
Accumulated Net Realized Losses	(137,474)
Unrealized Appreciation (Depreciation)	(210,439)
Net Assets	24,270,431

Investor Shares—Net Assets
Applicable to 256,693,589 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,285,923
Net Asset Value Per Share—Investor Shares	$24.49

ETF Shares—Net Assets
Applicable to 97,467,013 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,762,888
Net Asset Value Per Share—ETF Shares	$48.87

Admiral Shares—Net Assets
Applicable to 235,508,267 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,774,304
Net Asset Value Per Share—Admiral Shares	$24.52

Institutional Shares—Net Assets
Applicable to 303,547,009 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,447,316
Net Asset Value Per Share—Institutional Shares	$24.53

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Interest[1]	275,703
Total Income	275,703
Expenses
The Vanguard Group—Note B
Investment Advisory Services	393
Management and Administrative—Investor Shares	3,942
Management and Administrative—ETF Shares	981
Management and Administrative—Admiral Shares	1,220
Management and Administrative—Institutional Shares	1,201
Marketing and Distribution—Investor Shares	507
Marketing and Distribution—ETF Shares	135
Marketing and Distribution—Admiral Shares	217
Marketing and Distribution—Institutional Shares	108
Custodian Fees	58
Shareholders’ Reports and Proxy—Investor Shares	50
Shareholders’ Reports and Proxy—ETF Shares	140
Shareholders’ Reports and Proxy—Admiral Shares	76
Shareholders’ Reports and Proxy—Institutional Shares	5
Trustees’ Fees and Expenses	7
Total Expenses	9,040
Net Investment Income	266,663
Realized Net Gain (Loss)
Investment Securities Sold[1]	(10,660)
Futures Contracts	3,032
Realized Net Gain (Loss)	(7,628)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(165,287)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,748

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $687,000, $19,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	266,663	254,685
Realized Net Gain (Loss)	(7,628)	(7,041)
Change in Unrealized Appreciation (Depreciation)	(165,287)	(168,286)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,748	79,358
Distributions
Net Investment Income
Investor Shares	(91,096)	(27,992)
ETF Shares	(70,270)	(21,465)
Admiral Shares	(79,804)	(26,937)
Institutional Shares	(109,317)	(44,908)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(350,487)	(121,302)
Capital Share Transactions
Investor Shares	450,623	826,514
ETF Shares	933,842	1,409,404
Admiral Shares	753,073	1,712,740
Institutional Shares	540,233	1,503,409
Net Increase (Decrease) from Capital Share Transactions	2,677,771	5,452,067
Total Increase (Decrease)	2,421,032	5,410,123
Net Assets
Beginning of Period	21,849,399	16,439,276
End of Period[1]	24,270,431	21,849,399

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $110,318,000 and $194,124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
Six Months						Oct. 16,
	Ended					2012[1] to
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.77	$24.83	$24.23	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income	. 273 [2]	.312[2]	.080[2]	(.131)	.183	. 015
Net Realized and Unrealized Gain (Loss)
on Investments	(.187)	(. 237)	. 520	(. 206)	(.189)	(. 241)
Total from Investment Operations	. 086	. 075	. 600	(. 337)	(. 006)	(. 226)
Distributions
Dividends from Net Investment Income	(. 366)	(.135)	—	(.173)	(. 004)	(. 024)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 366)	(.135)	—	(.173)	(. 004)	(. 024)
Net Asset Value, End of Period	$24.49	$24.77	$24.83	$24.23	$24.74	$24.75

Total Return[3]	0.35%	0.31%	2.48%	-1.36%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,286	$5,904	$5,088	$4,532	$4,517	$3,702
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.17%	0.20%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	2.21%	1.26%	0.42%	(0.53%)	0.88%	0.01%[4]
Portfolio Turnover Rate [5]	17%	27%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
Six Months						Oct. 12,
	Ended					2012[1] to

For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.41	$49.59	$48.36	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income	. 548 [2]	.671[2]	.251[2]	(. 210)	. 414	. 065
Net Realized and Unrealized Gain (Loss)
on Investments	(. 346)	(. 477)	. 979	(. 415)	(. 371)	(. 483)
Total from Investment Operations	.202	.194	1.230	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	(.742)	(. 374)	—	(. 395)	(. 023)	(. 052)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.742)	(. 374)	—	(. 395)	(. 023)	(. 052)
Net Asset Value, End of Period	$48.87	$49.41	$49.59	$48.36	$49.38	$49.36

Total Return	0.41%	0.40%	2.54%	-1.26%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,763	$3,881	$2,478	$1,838	$1,336	$967
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.07%	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	2.30%	1.35%	0.51%	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate [4]	17%	27%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
Six Months						Oct. 16,
	Ended					2012[1] to

For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.79	$24.88	$24.27	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income	. 285 [2]	.338[2]	.149[2]	(.105)	. 209	. 025
Net Realized and Unrealized Gain (Loss)
on Investments	(.183)	(. 241)	. 461	(.197)	(.195)	(. 229)
Total from Investment Operations	.102	.097	.610	(. 302)	.014	(. 204)
Distributions
Dividends from Net Investment Income	(. 372)	(.187)	—	(.198)	(. 014)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 372)	(.187)	—	(.198)	(. 014)	(. 026)
Net Asset Value, End of Period	$24.52	$24.79	$24.88	$24.27	$24.77	$24.77

Total Return[3]	0.42%	0.40%	2.51%	-1.22%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,774	$5,078	$3,373	$2,126	$1,518	$776
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.07%	0.08%	0.10%	0.10%[4]
Ratio of Net Investment Income to
Average Net Assets	2.30%	1.35%	0.51%	(0.44%)	0.98%	0.11%[4]
Portfolio Turnover Rate [5]	17%	27%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
Six Months						Oct. 17,
	Ended					2012[1] to

For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.81	$24.90	$24.28	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income	. 287 [2]	. 333[2]	.139[2]	(. 099)	. 215	. 026
Net Realized and Unrealized Gain (Loss)
on Investments	(.194)	(. 225)	. 481	(.196)	(.189)	(. 220)
Total from Investment Operations	.093	.108	.620	(. 295)	.026	(.194)
Distributions
Dividends from Net Investment Income	(. 373)	(.198)	—	(. 205)	(. 016)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 373)	(.198)	—	(. 205)	(. 016)	(. 026)
Net Asset Value, End of Period	$24.53	$24.81	$24.90	$24.28	$24.78	$24.77

Total Return[3]	0.38%	0.44%	2.55%	-1.19%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,447	$6,986	$5,500	$3,837	$2,706	$1,262
Ratio of Total Expenses to
Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.07%	0.07%[4]
Ratio of Net Investment Income to
Average Net Assets	2.32%	1.37%	0.54%	(0.41%)	1.01%	0.14%[4]
Portfolio Turnover Rate [5]	17%	27%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at March 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,300,000, representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Short-Term Inflation-Protected Securities Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	24,232,026	—
Temporary Cash Investments	20,094	—	—
Total	20,094	24,232,026	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended March 31, 2018, the fund realized gains of $18,000 related to previously tax-deferred deflation adjustments, which have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at March 31, 2018, totaling $2,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the six months ended March 31, 2018, the fund realized $25,642,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $104,154,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

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Short-Term Inflation-Protected Securities Index Fund

At March 31, 2018, the cost of investment securities for tax purposes was $24,462,561,000. Net unrealized depreciation of investment securities for tax purposes was $210,441,000, consisting of unrealized gains of $1,926,000 on securities that had risen in value since their purchase and $212,367,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2018, the fund purchased $4,486,907,000 of investment securities and sold $2,232,213,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,003,921,000 and $297,507,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	506,408	20,571	1,069,872	43,271
Issued in Lieu of Cash Distributions	90,930	3,730	27,936	1,136
Redeemed	(146,715)	(6,012)	(271,294)	(10,974)
Net Increase (Decrease)—Investor Shares	450,623	18,289	826,514	33,433
ETF Shares
Issued	1,289,376	26,225	1,524,321	30,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(355,534)	(7,300)	(114,917)	(2,325)
Net Increase (Decrease)—ETF Shares	933,842	18,925	1,409,404	28,575
Admiral Shares
Issued	1,151,643	46,874	2,400,906	97,067
Issued in Lieu of Cash Distributions	73,870	3,026	25,001	1,016
Redeemed	(472,440)	(19,240)	(713,167)	(28,817)
Net Increase (Decrease)—Admiral Shares	753,073	30,660	1,712,740	69,266
Institutional Shares
Issued	961,801	39,077	2,636,078	106,487
Issued in Lieu of Cash Distributions	107,454	4,400	44,322	1,801
Redeemed	(529,022)	(21,557)	(1,176,991)	(47,524)
Net Increase (Decrease)—Institutional Shares	540,233	21,920	1,503,409	60,764

At March 31, 2018, one shareholder was the record or beneficial owner of 37% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,003.54	$0.75
ETF Shares	1,000.00	1,004.14	0.30
Admiral Shares	1,000.00	1,004.17	0.30
Institutional Shares	1,000.00	1,003.82	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.18	$0.76
ETF Shares	1,000.00	1,024.63	0.30
Admiral Shares	1,000.00	1,024.63	0.30
Institutional Shares	1,000.00	1,024.73	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Inflation-Protected Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard) through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2012, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception in 2012, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

27

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT

OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19672 052018

Semiannual Report | March 31, 2018
Vanguard Core Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	8
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangement.	56
Glossary.	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Core Bond Fund returned –1.25% for Investor Shares and –1.19% for Admiral Shares for the six months ended March 31, 2018. Those results lagged the –1.08% return of its benchmark and the –1.11% average return for the funds in its peer group.

• The period was marked by rising interest rates and an upswing in volatility. Short-term maturities moved higher as the Federal Reserve notched two rate increases and longer-term rates rose on an upturn in inflation expectations.

• The primary detractors for the fund were yield curve positioning and a slightly longer duration for part of the period. The fund’s positions in mortgage-backed securities also weighed on relative performance.

• Underweighting A-rated bonds helped the fund, as did a tilt toward BBB-rated bonds. More modest contributions came from holdings in asset-backed securities, commercial mortgage-backed securities, emerging-market debt, and Treasury Inflation-Protected Securities.

Total Returns: Six Months Ended March 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Core Bond Fund
Investor Shares	2.93%	1.35%	-2.60%	-1.25%
Admiral™ Shares	3.03	1.41	-2.60	-1.19
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				-1.08
Core Bond Funds Average				-1.11
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral		Peer Group
	Shares	Shares		Average
Core Bond Fund	0.25%	0.15%		0.74%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Core Bond Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

3

Advisor’s Report

For the six months ended March 31, 2018, Vanguard Core Bond Fund returned –1.25% for Investor Shares and –1.19% for Admiral Shares. Those results fell shy of the –1.08% return of the benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the average return of –1.11% for peer funds.

With interest rates climbing over the period, the 30-day SEC yield for Investor Shares rose to 2.93% by the end of the period compared with 2.18% six months earlier. The 30-day SEC yield for Admiral Shares was 3.03% for the period ended March 31 compared with 2.28% six months earlier.

The investment environment

Macroeconomic fundamentals remained supportive throughout the period. The U.S. economy continued to expand at a robust pace and unemployment remained low, hovering at 4.1%. Job creation averaged well above the approximately 90,000 needed to absorb the number of workers entering the labor market every month, while the workforce participation rate edged up. Global growth continued to provide a tailwind.

The Federal Reserve, in a vote of confidence on the health of the economy, continued further down the path toward monetary policy normalization. In October, it began to reduce the $4.5 trillion balance

Yields of U.S. Treasury Securities
	September 30,	March 31,
Maturity	2017	2018
2 years	1.49%	2.27%
3 years	1.62	2.38
5 years	1.94	2.56
10 years	2.33	2.74
30 years	2.86	2.97
Source: Vanguard.

4

sheet it had amassed as part of the monetary stimulus provided in the wake of the 2007–2009 recession. In December, it raised the federal funds target rate for the fifth time in the current tightening cycle to 1.25%–1.5%.

This backdrop, along with solid corporate profits and the boost expected from the permanent corporate tax cuts enacted at the end of 2017, helped fuel investor appetite for risk assets. Stock indexes hit record highs in January.

In late January, however, investors abruptly began to see the glass as half empty. Market volatility spiked after a prolonged period of calm, with stocks dropping sharply and bond yields rising. Long-awaited signs of wage increases and higher inflation, coupled with the outlook for faster growth from tax cuts and increased government spending, raised fears that the Fed might start hiking rates more aggressively. Scrutiny of some large technology companies and brewing trade tensions added to the volatility.

The Fed, under its new chairman, Jerome Powell, nevertheless continued its measured pace of tightening. It hiked its target rate again in March to 1.5%–1.75% and penciled in two more increases for 2018, pushing short-term yields even higher. The 2-year U.S. Treasury note ended the six-month period up 78 basis points to 2.27%, its highest level in almost a decade. (A basis point is one one-hundredth of a percentage point.)

Longer-term yields, which are more affected by market expectations for growth and inflation, moved less. The yield of the bellwether 10-year Treasury note was up 41 basis points at 2.74% and the 30-year bond was up 11 basis points at 2.97%.

The average yield spread of investment-grade corporate bonds over Treasuries, which had been very tight, widened to reflect greater uncertainty. The spread closed the period at 109 basis points, up from 101 basis points six months earlier.

Management of the fund

The duration of the fund (a measure of its sensitivity to changes in interest rates) was modestly longer than that of its benchmark in late 2017 and early 2018, although we brought it back in line by the end of the period. That hurt relative performance as rates increased across all maturities. Being long at the front end of the yield curve also detracted as short rates in particular moved higher.

Our underweight to bonds rated A in favor of those rated BBB, however, was a positive. A-rated corporate bonds, which had previously seen a more marked tightening than corporate spreads as a whole, widened during this period, contributing to their underperformance.

Single-borrower deals added value in the commercial mortgage-backed securities segment, as did some of our holdings in more complex and less liquid asset-backed securities. Selection in high- and

5

medium-beta emerging-market debt also helped. In mortgage-backed securities, our position in interest-only 30-year mortgages underperformed slightly, but that was partially offset by an overweight to agencies.

Although Treasury Inflation-Protected Securities are not included in the fund’s benchmark, we took advantage of a seasonal pattern in these securities to add some value.

More generally, in this volatile environment, we were able to take advantage of price dislocations by acting on relative-value opportunities that arose.

Outlook

The U.S. economy is on pace to break above its long-term potential growth rate to around 2.5% in 2018. Although the slow pace of productivity growth, an aging population, and disruptive new technologies will continue to be long-term structural drags, we could see a cyclical upswing given the recent tax cuts and increased government spending coming on top of solid synchronized global growth.

The unemployment rate has hovered at an 17-year low of 4.1% for six months now and is likely to edge even lower. Tightness in the labor market finally seems to have begun to translate into some upward pressure on wages. That, along with stable and broader global growth, may well lead to higher inflation—a scenario that the financial markets are now pricing in. Weakness in the U.S. dollar is also likely to bolster core inflation metrics down the road, albeit moderately, through higher import prices. Our long-term outlook for tepid inflation, however, remains unchanged.

That backdrop should justify the Fed’s raising the federal funds rate two more times in 2018 and three times in 2019. The unwinding of the Fed’s balance sheet is likely to continue according to the framework and timetable laid out by policymakers in September given the limited reaction so far from the bond market.

We may continue to see bouts of volatility related to inflation and interest rate expectations. Other potential triggers include the U.S. midterm elections, stalled or scuttled trade negotiations, and flare-ups in geopolitical tensions. We are anticipating a convergence in global monetary policy as 2018 unfolds, with central banks in developed countries adopting less accommodative stances—some raising rates, some planning to do so, some reducing quantitative easing. Withdrawing that accommodation unexpectedly or too quickly could well rattle the markets.

Investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

6

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the funds’ performance.

Portfolio Managers: Brian W. Quigley

Gemma Wright-Casparius, Principal

Daniel Shaykevich, Principal

Samuel C. Martinez, CFA

Vanguard Fixed Income Group

April 23, 2018

7

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,930,092,408	11,735,364	99.4%
Emerson U. Fullwood	1,928,646,766	13,181,005	99.3%
Amy Gutmann	1,929,464,755	12,363,017	99.4%
JoAnn Heffernan Heisen	1,929,642,570	12,185,201	99.4%
F. Joseph Loughrey	1,928,796,727	13,031,044	99.3%
Mark Loughridge	1,929,651,616	12,176,156	99.4%
Scott C. Malpass	1,929,376,782	12,450,990	99.4%
F. William McNabb III	1,927,619,020	14,208,752	99.3%
Deanna Mulligan	1,929,546,113	12,281,658	99.4%
André F. Perold	1,924,447,639	17,380,132	99.1%
Sarah Bloom Raskin	1,929,965,439	11,862,333	99.4%
Peter F. Volanakis	1,929,234,485	12,593,287	99.4%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Core Bond Fund	33,268,947	1,276,741	1,152,383	4,473,317	82.8%

8

Core Bond Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCORX	VCOBX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	2.93%	3.03%

Financial Attributes
		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index
Number of Bonds	759	9,826
Yield to Maturity
(before expenses)	3.7%	3.1%
Average Coupon	3.1%	3.1%
Average Duration	6.0 years	6.2 years
Average Effective
Maturity	7.6 years	8.4 years
Short-Term
Reserves	5.4%	—

Sector Diversification (% of portfolio)
Asset-Backed	9.2%
Commercial Mortgage-Backed	4.1
Finance	9.7
Foreign	5.4
Government Mortgage-Backed	24.6
Industrial	13.9
Treasury/Agency	30.4
Utilities	2.6
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.7%
1 - 3 Years	21.0
3 - 5 Years	15.6
5 - 7 Years	17.8
7 - 10 Years	29.9
10 - 20 Years	5.6
20 - 30 Years	7.3
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	52.4%
Aaa	7.9
Aa	2.1
A	8.8
Baa	20.2
Ba	2.2
B	0.4
Not Rated	6.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares.

9

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): March 28, 2016, Through March 31, 2018
				Bloomberg
				Barclays U.S.
				Aggregate
				Float Adjusted
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.97%	2.60%	3.57%	3.31%
2017	1.96	-1.93	0.03	0.06
2018	1.35	-2.60	-1.25	-1.08
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	3/28/2016	0.98%	2.14%	-1.00%	1.14%
Admiral Shares	3/28/2016	1.10	2.26	-1.00	1.26

See Financial Highlights for dividend and capital gains information.

10

Core Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (55.2%)
U. S. Government Securities (23.3%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	31,250	33,031
United States Treasury Note/Bond	0.875%	5/31/18	50	50
United States Treasury Note/Bond	2.250%	7/31/18	44	44
United States Treasury Note/Bond	1.375%	9/30/18	11,000	10,969
United States Treasury Note/Bond	1.625%	3/31/19	600	597
United States Treasury Note/Bond	0.875%	4/15/19	150	148
United States Treasury Note/Bond	1.375%	12/15/19	600	591
United States Treasury Note/Bond	1.875%	12/31/19	2,920	2,901
United States Treasury Note/Bond	2.000%	1/31/20	1,100	1,095
United States Treasury Note/Bond	2.250%	2/29/20	1,100	1,099
United States Treasury Note/Bond	1.625%	3/15/20	5,200	5,134
United States Treasury Note/Bond	1.125%	3/31/20	2,500	2,443
United States Treasury Note/Bond	1.375%	3/31/20	2,200	2,160
United States Treasury Note/Bond	1.625%	6/30/20	2,000	1,969
United States Treasury Note/Bond	1.500%	7/15/20	5,650	5,545
United States Treasury Note/Bond	1.375%	8/31/20	1,025	1,001
United States Treasury Note/Bond	1.625%	10/15/20	20,000	19,638
United States Treasury Note/Bond	1.250%	3/31/21	1,000	967
United States Treasury Note/Bond	1.375%	4/30/21	9,756	9,456
United States Treasury Note/Bond	2.250%	4/30/21	2,300	2,289
United States Treasury Note/Bond	1.375%	5/31/21	5,000	4,839
United States Treasury Note/Bond	2.125%	6/30/21	420	416
United States Treasury Note/Bond	1.125%	7/31/21	800	766
United States Treasury Note/Bond	2.125%	8/15/21	6,600	6,527
United States Treasury Note/Bond	2.000%	8/31/21	900	886
United States Treasury Note/Bond	1.250%	10/31/21	4,000	3,833
United States Treasury Note/Bond	2.000%	12/31/21	5,000	4,911
United States Treasury Note/Bond	1.625%	8/31/22	200	192
United States Treasury Note/Bond	1.750%	9/30/22	7,000	6,764
United States Treasury Note/Bond	1.875%	9/30/22	1,800	1,749
United States Treasury Note/Bond	2.000%	11/30/22	5,076	4,953
United States Treasury Note/Bond	2.125%	12/31/22	2,800	2,745
United States Treasury Note/Bond	1.750%	1/31/23	500	481
United States Treasury Note/Bond	2.375%	1/31/23	7,500	7,436
United States Treasury Note/Bond	2.000%	2/15/23	2,400	2,338
United States Treasury Note/Bond	2.750%	11/15/23	244	246

11

Core Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	12/31/23	2,300	2,253
1 United States Treasury Note/Bond	2.750%	2/15/24	1,900	1,911
United States Treasury Note/Bond	2.125%	9/30/24	1,800	1,741
United States Treasury Note/Bond	2.750%	2/28/25	15,000	15,054
United States Treasury Note/Bond	1.625%	2/15/26	3,268	3,013
United States Treasury Note/Bond	1.625%	5/15/26	5,035	4,628
United States Treasury Note/Bond	2.250%	8/15/27	950	911
United States Treasury Note/Bond	6.125%	8/15/29	1,500	1,988
United States Treasury Note/Bond	5.375%	2/15/31	3,000	3,838
United States Treasury Note/Bond	4.375%	2/15/38	8,000	9,829
United States Treasury Note/Bond	3.500%	2/15/39	350	384
United States Treasury Note/Bond	4.375%	11/15/39	630	779
United States Treasury Note/Bond	4.625%	2/15/40	425	543
United States Treasury Note/Bond	4.750%	2/15/41	2,000	2,607
United States Treasury Note/Bond	3.750%	8/15/41	650	739
United States Treasury Note/Bond	3.125%	11/15/41	600	618
United States Treasury Note/Bond	3.125%	2/15/42	650	670
United States Treasury Note/Bond	2.750%	8/15/42	130	125
United States Treasury Note/Bond	3.625%	8/15/43	2,200	2,457
United States Treasury Note/Bond	2.875%	8/15/45	1,550	1,518
2 United States Treasury Note/Bond	2.500%	2/15/46	4,746	4,308
United States Treasury Note/Bond	2.500%	5/15/46	2,800	2,540
United States Treasury Note/Bond	3.000%	5/15/47	4,850	4,861
United States Treasury Note/Bond	2.750%	11/15/47	5,000	4,766
United States Treasury Note/Bond	3.000%	2/15/48	251	252
				222,542
Agency Bonds and Notes (7.1%)
3 AID-Iraq	2.149%	1/18/22	980	963
3 AID-Ukraine	1.844%	5/16/19	1,700	1,695
4 Fannie Mae Principal Strip	0.000%	2/1/19	800	786
5 Federal Home Loan Banks	0.625%	8/7/18	100	100
5 Federal Home Loan Banks	0.875%	10/1/18	2,500	2,486
5 Federal Home Loan Banks	1.250%	1/16/19	100	99
5 Federal Home Loan Banks	1.375%	3/18/19	1,150	1,141
5 Federal Home Loan Banks	1.375%	5/28/19	600	594
5 Federal Home Loan Banks	0.875%	8/5/19	2,100	2,062
5 Federal Home Loan Banks	2.375%	3/30/20	1,500	1,501
5 Federal Home Loan Banks	1.375%	9/28/20	1,300	1,268
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	400	393
4 Federal Home Loan Mortgage Corp.	1.375%	8/15/19	3,700	3,657
4 Federal Home Loan Mortgage Corp.	2.375%	2/16/21	3,100	3,094
4 Federal National Mortgage Assn.	0.875%	8/2/19	450	442
4 Federal National Mortgage Assn.	0.000%	10/9/19	9,600	9,257
4 Federal National Mortgage Assn.	2.000%	10/5/22	1,000	974
4 Federal National Mortgage Assn.	2.375%	1/19/23	900	888
4 Federal National Mortgage Assn.	1.875%	9/24/26	5,600	5,158
5 Financing Corp.	0.000%	5/11/18	1,500	1,497
Private Export Funding Corp.	1.875%	7/15/18	250	250
Private Export Funding Corp.	4.375%	3/15/19	128	131
Private Export Funding Corp.	1.450%	8/15/19	2,715	2,681
Private Export Funding Corp.	2.250%	3/15/20	567	565
Private Export Funding Corp.	2.300%	9/15/20	150	149
Private Export Funding Corp.	3.550%	1/15/24	1,000	1,039

12

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	1,700	1,587
	Resolution Funding Corp. Interest Strip	0.000%	4/15/26	2,480	1,950
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	2,760	2,109
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	1,800	1,365
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	794	598
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	794	592
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	3,000	2,192
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	1,300	1,255
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	6,520	6,168
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	3,000	2,819
5	Tennessee Valley Authority	2.250%	3/15/20	1,700	1,695
5	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	3,000	2,391
					67,591
Conventional Mortgage-Backed Securities (21.2%)
4,6	Fannie Mae Pool	2.000%	1/1/32	2,231	2,133
4,6	Fannie Mae Pool	2.500%	2/1/28–10/1/31	10,976	10,763
4,6,7	Fannie Mae Pool	3.000%	2/1/27–5/1/48	27,823	27,408
4,6,7	Fannie Mae Pool	3.500%	3/1/27–4/1/48	20,419	20,543
4,6,7	Fannie Mae Pool	4.000%	8/1/39–4/1/48	19,651	20,230
4,6	Fannie Mae Pool	4.500%	1/1/41–7/1/47	6,160	6,504
4,6	Fannie Mae Pool	5.000%	3/1/38–8/1/47	6,362	6,894
4,6	Fannie Mae Pool	6.000%	5/1/37	759	848
4,6	Freddie Mac Gold Pool	2.500%	8/1/31–11/1/31	1,749	1,713
4,6,7	Freddie Mac Gold Pool	3.000%	4/1/33–12/1/47	7,799	7,650
4,6,7	Freddie Mac Gold Pool	3.500%	3/1/45–4/1/48	22,259	22,333
4,6,7	Freddie Mac Gold Pool	4.000%	1/1/46–4/1/48	7,973	8,185
4,6,7	Freddie Mac Gold Pool	4.500%	6/1/47–4/1/48	7,376	7,760
6	Ginnie Mae I Pool	3.000%	4/15/45	516	508
6	Ginnie Mae I Pool	3.500%	6/15/47	1,898	1,925
6	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	233	240
6	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	1,318	1,400
6	Ginnie Mae I Pool	5.000%	3/15/38–2/15/40	2,919	3,111
6,7	Ginnie Mae II Pool	3.000%	5/20/43–4/1/48	13,306	13,091
6,7	Ginnie Mae II Pool	3.500%	10/20/43–4/1/48	23,380	23,646
6,7	Ginnie Mae II Pool	4.000%	11/20/42–4/1/48	11,589	11,965
6	Ginnie Mae II Pool	4.500%	11/20/44–8/20/47	3,510	3,695
					202,545
Nonconventional Mortgage-Backed Securities (3.6%)
4,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	20	19
*,4,6	Fannie Mae Pool	3.395%	12/1/40	173	182
^,4,6	Fannie Mae REMICS 2005-45	2.242%	6/25/35	105	106
^,4,6	Fannie Mae REMICS 2005-95	2.282%	11/25/35	139	140
^,4,6	Fannie Mae REMICS 2006-46	2.192%	6/25/36	392	394
^,4,6	Fannie Mae REMICS 2007-4	2.316%	2/25/37	49	50
^,4,6	Fannie Mae REMICS 2012-122	2.271%	11/25/42	143	144
[4,6,8,9] Fannie Mae REMICS 2012-125E		3.500%	11/25/42	31,507	6,468
^,4,6	Fannie Mae REMICS 2013-19	2.171%	9/25/41	197	197
^,4,6	Fannie Mae REMICS 2013-39	2.221%	5/25/43	185	186
^,4,6	Fannie Mae REMICS 2015-22	2.171%	4/25/45	156	157
[4,6,8,9] Fannie Mae REMICS 2015-8		4.228%	3/25/45	20,693	4,074
^,4,6	Fannie Mae REMICS 2016-55	2.372%	8/25/46	313	318
^,4,6	Fannie Mae REMICS 2016-60	2.122%	9/25/46	635	635
^,4,6	Fannie Mae REMICS 2016-62	2.271%	9/25/46	631	636

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
^,4,6	Fannie Mae REMICS 2016-93	2.221%	12/25/46	1,280	1,287
*,4,6	Freddie Mac Non Gold Pool	3.332%	7/1/35	677	714
*,4,6	Freddie Mac Non Gold Pool	3.364%	9/1/37	565	596
4,6	Freddie Mac Non Gold Pool	3.630%	7/1/33	90	95
^,4,6	Freddie Mac REMICS	2.127%	11/15/36–8/15/43	291	293
^,4,6	Freddie Mac REMICS	2.137%	11/15/36	103	104
^,4,6	Freddie Mac REMICS	2.227%	6/15/42	55	55
[4,6,8,9] Freddie Mac REMICS		4.373%	9/15/47	36,656	6,663
6,8	Government National Mortgage Association
	GNR_15-106D	4.000%	1/20/45	1,777	329
6,8	Government National Mortgage Association
	GNR_15-62C	4.500%	5/20/45	19,625	4,128
6,8	Government National Mortgage Association
	GNR_17-125D	4.000%	8/20/46	30,244	5,612
6,8,9	Government National Mortgage Association
	GNR_17-85A	4.328%	6/20/47	5,098	937
					34,519
Total U.S. Government and Agency Obligations (Cost $538,650)					527,197
Asset-Backed/Commercial Mortgage-Backed Securities (13.7%)
6	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	180	176
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	350	344
6,10	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	94	96
6	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	43	43
6	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	45	45
6	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	285	287
6	AmeriCredit Automobile Receivables
	Trust 2016-2	2.210%	5/10/21	30	30
6	AmeriCredit Automobile Receivables
	Trust 2016-2	2.870%	11/8/21	20	20
6	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	125	126
6	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	200	198
6	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	225	221
6,10	Applebee’s Funding LLC/IHOP Funding LLC	4.277%	9/5/44	35	34
6,10	ARL Second LLC 2014-1A	2.920%	6/15/44	61	60
6,10	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	800	812
6,10	Avis Budget Rental Car Funding AESOP
	LLC 2013-2A	2.970%	2/20/20	575	576
6,10	Avis Budget Rental Car Funding AESOP
	LLC 2015-2A	2.630%	12/20/21	380	377
6,10	Avis Budget Rental Car Funding AESOP
	LLC 2016-1A	2.990%	6/20/22	500	498
6,10	Avis Budget Rental Car Funding AESOP
	LLC 2017-1A	3.070%	9/20/23	355	353
6,10	Avis Budget Rental Car Funding AESOP
	LLC 2017-2A	2.970%	3/20/24	180	177

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	20	20
6	BANK 2017 - BNK4	3.625%	5/15/50	140	141
6	BANK 2017 - BNK5	3.390%	6/15/60	180	178
6	BANK 2017 - BNK6	3.254%	7/15/60	90	88
6	BANK 2017 - BNK6	3.518%	7/15/60	100	99
6	BANK 2017 - BNK6	3.741%	7/15/60	50	50
6	BANK 2017 - BNK7	3.435%	9/15/60	100	99
6	BANK 2017 - BNK8	3.488%	11/15/50	230	230
6	BANK 2017 - BNK9	3.538%	11/15/54	1,120	1,122
6	BANK 2018 - BNK10	3.688%	2/15/61	240	242
	Bank of Nova Scotia	1.875%	4/26/21	1,090	1,058
10	Bank of Nova Scotia	1.875%	9/20/21	110	106
6	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	140	141
6	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	70	71
6	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	220	223
6	BENCHMARK 2018-B1 Mortgage Trust	4.119%	1/15/51	340	336
6	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	800	822
6	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	140	145
6	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	280	277
6	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	90	89
6	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	210	206
6	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	210	207
6,10	Canadian Pacer Auto Receiveable
	Trust A Series 2017	2.050%	3/19/21	140	138
6,10	Canadian Pacer Auto Receiveable
	Trust A Series 2017	2.286%	1/19/22	100	98
6	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	220	220
6	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	50	49
6	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
6,10	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	130	128
6	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	1,185	1,164
^,6,10 CARDS II Trust 2017-2		2.037%	10/17/22	650	650
6	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	100	98
6	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	100	100
6	CarMax Auto Owner Trust 2016-3	1.900%	4/15/22	200	195
6	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	190	186
6	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	190	188
6	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	150	148
6	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	90	88
6	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	40	39
6	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	40	39
6	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	50
6	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	90	89
6	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	50	49
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	140	142
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	80	80
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	210	208
6	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	160	159
6	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	61	59

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	388	386
6,10	Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	200	201
6,10	Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	90	90
6,10	Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	90	91
6,10	Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	20	20
6	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	30	32
6	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	370	383
6	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.575%	5/10/47	350	355
6	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	350	354
6	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	230	236
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.372%	10/10/47	10	10
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	360	364
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.345%	10/10/47	140	142
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.530%	10/10/47	175	171
6	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	228	224
6	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/48	40	41
6	Citigroup Commercial Mortgage
	Trust 2015-GC33	3.778%	9/10/58	80	82
6	Citigroup Commercial Mortgage
	Trust 2016-C1	3.209%	5/10/49	141	138
6	Citigroup Commercial Mortgage
	Trust 2017-C4	3.471%	10/12/50	190	189
6	Citigroup Commercial Mortgage
	Trust 2017-P8	3.465%	9/15/50	230	228
6	Citigroup Commercial Mortgage
	Trust 2017-P8	4.192%	9/15/50	60	62
6	Citigroup Commercial Mortgage
	Trust 2017-P8	4.272%	9/15/50	60	60
6	Citigroup/Deutsche Bank Commercial
	Mortgage CD_16-CD1	3.631%	8/10/49	270	255
^,6,10 Colony American Homes 2015-1		3.277%	7/17/32	70	70
^,6,10 Colony American Homes 2015-1A		2.977%	7/17/32	175	175
^,6,10 Colony Starwood Homes 2016-1A Trust		3.308%	7/17/33	486	487
^,6,10 Colony Starwood Homes 2016-1A Trust		3.958%	7/17/33	185	186
6,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	40	40
6	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	495
6	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	60	61
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	519

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	150	147
6,10	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	207
6	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	10
6,10	COMM 2013-CCRE9 Mortgage Trust	4.267%	7/10/45	230	233
6,10	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	100	102
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	20	21
6	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	350	364
6	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	20	20
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	350	362
6	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	190	191
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	30	30
6	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	20	20
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	350	354
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	50	50
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	228	225
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	120	122
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	228	224
10	Commonwealth Bank of Australia	2.125%	7/22/20	780	770
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	108	107
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	248	252
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	60	60
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	230	229
6,10	DB Master Finance LLC 2015-1A	3.980%	2/20/45	58	59
6	DBJPM 16-C1 Mortgage Trust	3.351%	5/10/49	140	129
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	160	157
6,10	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	240	239
6,10	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	130	129
6,10	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	100	98
10	DNB Boligkreditt AS	2.500%	3/28/22	340	334
6,10	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	183	184
6,10	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	132	135
6,10	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	42	42
6,10	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	270	271
6,10	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	200	205
6,10	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	63	63
6,10	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	90	91
6	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	210	210
6	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	50	50
6	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	260	259
6	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	330	329
6,10	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	450	445
6,10	Enterprise Fleet Financing LLC Series 2017-3	2.360%	5/20/23	150	148
^,6,10 Evergreen Credit Card Trust Series 2016-1		2.497%	4/15/20	1,175	1,175
^,6,10 Evergreen Credit Card Trust Series 2017-1		2.037%	10/15/21	410	410
^,4,6 Fannie Mae Connecticut Avenue Securities
	2016-C04	3.322%	1/25/29	117	118
^,4,6 Fannie Mae Connecticut Avenue Securities
	2016-C05	3.221%	1/25/29	238	240
4,6	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	1,000	1,015
4,6	FHLMC Multifamily Structured Pass Through
	Certificates K062	3.413%	12/25/26	1,000	1,020

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4,6	FHLMC Multifamily Structured Pass Through
	Certificates K066	3.117%	6/25/27	540	538
4,6	FHLMC Multifamily Structured Pass Through
	Certificates K068	3.244%	8/25/27	70	70
4,6	FHLMC Multifamily Structured Pass Through
	Certificates K069	3.187%	9/25/27	1,740	1,731
4,6	FHLMC Multifamily Structured Pass Through
	Certificates K072	3.444%	12/25/27	120	122
4,6	FHLMC Multifamily Structures Pass Through
	Certificates K073	3.350%	1/25/28	910	916
^,6	First National Master Note Trust 2017-2	2.217%	10/16/23	250	250
6,10	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	120	119
6	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	240	238
6,10	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	250	249
6,10	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	200	199
6	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	200	196
6,10	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	450	444
6,10	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	650	632
6,10	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	120	116
6,10	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	250	242
6,10	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	250	248
6,10	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	100	99
6	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	200	199
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	1,050	1,034
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-2	2.160%	9/15/22	1,030	1,015
^,4,6	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.972%	12/25/28	27	27
^,4,6	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	3.872%	12/25/28	250	254
[4,6,10,11] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	3.746%	2/25/48	170	170
6,10	FRS I LLC 2013-1A	3.080%	4/15/43	181	179
6	GM Financial Automobile Leasing Trust
	2015-2	2.420%	7/22/19	420	420
6	GM Financial Automobile Leasing Trust
	2015-2	2.990%	7/22/19	50	50
6	GM Financial Automobile Leasing Trust
	2016-2	2.580%	3/20/20	190	189
6	GM Financial Automobile Leasing Trust
	2017-2	2.180%	6/21/21	90	89
6	GM Financial Automobile Leasing Trust
	2017-3	2.010%	11/20/20	200	198
6	GM Financial Automobile Leasing Trust
	2017-3	2.120%	9/20/21	80	79
6	GM Financial Automobile Leasing Trust
	2017-3	2.400%	9/20/21	80	79
6	GM Financial Automobile Leasing Trust
	2017-3	2.730%	9/20/21	40	40
6,10	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	150	147
6,10	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	40	39

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	450	450
6,10	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	330	328
6,10	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	330	324
6,10	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	260	257
6,10	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	140	137
6,10	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	150	147
6,10	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	630	625
6,10	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	170	169
6,10	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	110	109
6	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	228	226
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	348
6	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	31
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	350	362
6	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	390	402
6	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	170	176
6	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	150	148
6	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	150	148
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	140	142
6	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	30	30
6	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	228	226
6	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	50	50
6,10	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	850	843
6,10	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	100	99
6,10	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	25	25
6,10	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	120	118
6,10	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	110	109
6,10	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	100	99
6,10	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	567	565
6,10	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	100	99
6,10	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	350	356
6,10	Hilton USA Trust 2016-HHV	3.719%	11/5/38	20	20
†,6,10 Holmes Master Issuer plc 2018-1		2.146%	10/15/54	530	530
6	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	80	79
6,10	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	250	242
6,10	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	200	198
6,10	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	480	476
6,10	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	100	99
6,10	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	200	197
^,6,10 Invitation Homes 2015-SFR2 Trust		3.427%	6/17/32	70	70
^,6,10 Invitation Homes 2015-SFR3 Trust		3.558%	8/17/32	70	70
^,6,10 Invitation Homes 2017-SFR2 Trust		2.658%	12/17/36	378	379
^,6,10 Invitation Homes 2017-SFR2 Trust		2.927%	12/17/36	130	131
^,6,10 Invitation Homes 2018-SFR1 Trust		2.477%	3/17/37	289	289
^,6,10 Invitation Homes 2018-SFR1 Trust		2.727%	3/17/37	100	101
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,700	1,764
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.408%	8/15/46	550	585
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	20	21

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	90	90
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	4.053%	1/15/46	230	228
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	10	10
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	80	79
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	90	91
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	70	70
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,600	1,615
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	30	31
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	5.081%	11/15/45	30	31
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	380	394
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.231%	1/15/48	350	346
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.494%	1/15/48	350	351
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C27	3.179%	2/15/48	258	254
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C30	3.822%	7/15/48	60	61
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C31	3.801%	8/15/48	100	102
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	160	162
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	150	149
6	JPMDB Commercial Mortgage Securities
	Trust 2017-C7	3.409%	10/15/50	60	59
†,6,10	Lanark Master Issuer plc 2018-1A	2.236%	12/22/69	190	190
6,10	Laurel Road Prime Student Loan Trust 2017-C	2.810%	11/25/42	370	363
^,6,10 Master Credit Card Trust II Series 2018-1A		2.331%	7/22/24	250	251
6	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	30	30
^,6,10 Mercedes-Benz Master Owner Trust 2017-B		2.197%	5/16/22	134	134
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	100	101
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.082%	7/15/46	200	195
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	400	419
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	350	356
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.891%	4/15/47	150	153
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	20	21

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.322%	6/15/47	80	83
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	3.741%	8/15/47	350	355
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C18	3.923%	10/15/47	350	360
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C19	3.526%	12/15/47	450	453
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.249%	2/15/48	188	186
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C24	3.732%	5/15/48	10	10
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	4.752%	5/15/49	160	163
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	60	61
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	120	120
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	289	294
6	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	100	100
6	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	200	201
^,6,10 Motor plc 2017 1A		2.401%	9/25/24	850	856
6,10	MSBAM Commercial Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	1,700	1,657
10	National Australia Bank Ltd.	2.250%	3/16/21	560	550
10	National Australia Bank Ltd.	2.400%	12/7/21	890	873
^,6,10 Navient Student Loan Trust 2016-2		2.922%	6/25/65	200	202
^,6,10 Navient Student Loan Trust 2016-3		2.721%	6/25/65	60	61
^,6,10 Navient Student Loan Trust 2016-6A		2.621%	3/25/66	100	101
^,6,10 Navient Student Loan Trust 2017-4A		2.372%	9/27/66	180	180
^,6,10 Navient Student Loan Trust 2017-A		2.177%	12/16/58	213	214
6,10	Navient Student Loan Trust 2017-A	2.880%	12/16/58	240	238
^,6,10 Navient Student Loan Trust 2018-1		2.358%	3/25/67	110	110
^,6,10 Navistar Financial Dealer Note Master
	Trust II 2016-1A	3.221%	9/27/21	220	221
6,10	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	580	580
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	510	505
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	190	188
6	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	520	515
6	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	140	138
6	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	320	314
^,6	Nissan Master Owner Trust Receivables
	Series 2017-C	2.097%	10/17/22	1,300	1,302
6,10	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	686
^,6,10 Pepper Residential Securities Trust
	2017A-A1UA	2.840%	3/10/58	132	133
^,6,10 Pepper Residential Securities Trust
	2019A-A1U1	2.100%	10/12/18	500	500
6,10	PFS Financing Corp 2017-B	2.220%	7/15/22	340	334
^,6,10 PFS Financing Corp. 2017-C		2.247%	10/15/21	410	410
6,10	PFS Financing Corp. 2017-D	2.400%	10/17/22	430	424
^,6,10 PHEAA Student Loan Trust 2016-2A		2.822%	11/25/65	194	195
6,10	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	411	412
6,10	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	200	196

21

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	99
6,10	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	390	389
6,10	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	100	100
^,6,10 Resimac Premier Series 2016-1A		3.130%	10/10/47	513	515
	Royal Bank of Canada	2.100%	10/14/20	40	39
	Royal Bank of Canada	2.300%	3/22/21	400	395
6	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	215	215
6	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	170	170
6	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	140	141
6	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	200	199
6	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	260	258
6	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	220	218
6	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	110	109
6	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	360	357
6	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	310	307
6	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	140	138
6,10	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	100	99
6,10	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	100	99
6,10	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	325	325
6,10	Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	46	46
6,10	Securitized Term Auto Receivables Trust
	2016-1A	1.794%	2/25/21	40	39
6,10	Securitized Term Auto Receivables Trust
	2017-2A	2.289%	3/25/22	180	175
6	Small Business Administration Participation
	Certs 2017-20	2.880%	5/1/37	723	711
6	Small Business Administration Participation
	Certs 2017-20	2.850%	10/1/37	4,000	3,899
6	Small Business Administration Participation
	Certs 2017-20	2.790%	11/1/37	4,600	4,492
6	Small Business Administration Participation
	Certs 2017-20	2.780%	12/1/37	4,000	3,953
6	Small Business Administration Participation
	Certs 2018-20	2.920%	1/1/38	3,700	3,672
6	Small Business Administration Participation
	Certs 2018-20	3.220%	2/1/38	6,200	6,260
6	Small Business Administration Participation
	Certs 2018-20C	3.200%	3/1/38	10,500	10,566
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	40	39
6,10	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	432	426
^,6,10 SMB Private Education Loan Trust 2016-B		3.227%	2/17/32	280	288
^,6,10 SMB Private Education Loan Trust 2016-C		2.877%	9/15/34	100	102
^,6,10 SMB Private Education Loan Trust 2017-A		2.677%	9/15/34	120	122
6,10	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	260	254
6,10	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	470	465
6,10	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	500	487
6,10	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	100	97
^,6,10 SoFi Professional Loan Program 2016-D LLC		2.822%	1/25/39	55	55
6,10	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	10	10
6,10	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	120	118
6,10	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	488	482
6,10	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	130	128

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	180	177
6,10	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	100	99
10	Stadshypotek AB	1.875%	10/2/19	580	574
10	Stadshypotek AB	2.500%	4/5/22	500	490
6	Synchrony Credit Card Master Note Trust
	2016-1	2.390%	3/15/22	345	344
6	Synchrony Credit Card Master Note Trust
	2016-2	2.950%	5/15/24	140	138
6	Synchrony Credit Card Master Note Trust
	2016-3	1.910%	9/15/22	100	99
6	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	560	549
6	Synchrony Credit Card Master Note Trust
	2017-2	2.820%	10/15/25	170	166
6	Synchrony Credit Card Master Note Trust
	2017-2	3.010%	10/15/25	230	225
6,10	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	36	36
6,10	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	31	32
6,10	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	422	422
6,10	Tesla Auto Lease Trust 2018-A	4.940%	3/22/21	350	351
6,10	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	100
10	Toronto-Dominion Bank	2.250%	3/15/21	30	29
6,10	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	890	873
^,6,10 Trillium Credit Card Trust II 2016-1A		2.591%	5/26/21	760	761
6,10	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	89	88
6	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	50	50
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.469%	4/10/46	10	10
6,10	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	120	122
6,10	Verizon Owner Trust 2017-3	2.060%	4/20/22	410	404
6,10	Verizon Owner Trust 2017-3	2.380%	4/20/22	240	236
6,10	Verizon Owner Trust 2017-3	2.530%	4/20/22	250	246
6,10	Verizon Owner Trust 2018-1	3.050%	9/20/22	350	350
^,6,10 Volvo Financial Equipment Master Owner
	Trust 2017-A	2.277%	11/15/22	130	130
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	40	40
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	350	365
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.291%	7/15/46	450	468
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	110	108
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.190%	2/15/48	388	382
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.451%	2/15/48	30	30
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	130	131
6	Wells Fargo Commercial Mortgage Trust
	2015-C30	4.497%	9/15/58	200	201
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	4.542%	9/15/58	160	161

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	90	91
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.525%	12/15/49	20	20
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	70	71
6	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	240	237
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.157%	9/15/50	10	10
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	240	236
6	Wells Fargo Commercial Mortgage Trust
	2017-C40	3.581%	10/15/50	280	281
6	Wells Fargo Commercial Mortgage Trust
	2017-C41	3.472%	11/15/50	100	99
6	Wells Fargo Commercial Mortgage Trust
	2017-C42	3.589%	12/15/50	335	336
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	80	81
[6,10] Wendys Funding LLC 2015-1A		4.497%	6/15/45	49	50
[6,10] Wendys Funding LLC 2018-1		3.573%	3/15/48	100	98
[6,10] Wendys Funding LLC 2018-1		3.884%	3/15/48	140	138
10	Westpac Banking Corp.	2.250%	11/9/20	365	360
10	Westpac Banking Corp.	2.100%	2/25/21	40	39
6	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	104
6	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	20	21
6	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	200	205
6	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	20	21
6	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	10	10
6	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	360	365
6	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	380	383
6	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	410	424
6	World Omni Auto Receivables Trust 2015-B	2.150%	8/15/22	175	173
6	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	40	40
6	World Omni Automobile Lease Securitization
	Trust 2018-A	2.830%	7/15/21	610	610
6	World Omni Automobile Lease Securitization
	Trust 2018-A	2.940%	5/15/23	180	180
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $132,911)					131,190
Corporate Bonds (25.9%)
Finance (9.5%)
	Banking (5.4%)
	Bank of America Corp.	3.300%	1/11/23	306	305
6	Bank of America Corp.	3.550%	3/5/24	11,305	11,331
	Bank of America Corp.	4.000%	4/1/24	271	276
	Bank of America Corp.	3.875%	8/1/25	615	619
6	Bank of America Corp.	3.093%	10/1/25	2,105	2,019
6	Bank of America Corp.	3.824%	1/20/28	540	532
‡,12 Cooperatieve Rabobank UA		4.290%	7/2/25	1,500	1,179
	Cooperatieve Rabobank UA	4.375%	8/4/25	450	453

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,10] Credit Agricole SA		4.000%	1/10/33	2,835	2,697
	First Republic Bank	2.375%	6/17/19	510	507
6	HSBC Holdings plc	3.033%	11/22/23	3,200	3,123
6	HSBC Holdings plc	6.000%	11/22/65	360	356
6	HSBC Holdings plc	6.250%	9/23/66	2,600	2,658
6	HSBC Holdings plc	6.500%	9/23/66	2,750	2,812
10	Intesa Sanpaolo SPA	3.875%	7/14/27	825	780
	Morgan Stanley	2.750%	5/19/22	420	409
†	Morgan Stanley	3.011%	5/8/24	385	390
	Morgan Stanley	4.000%	7/23/25	1,205	1,212
6	Morgan Stanley	3.591%	7/22/28	955	922
6	Morgan Stanley	3.772%	1/24/29	1,550	1,525
6	Morgan Stanley	3.971%	7/22/38	500	487
[6,13] NIBC Bank NV		6.000%	12/31/49	300	376
	Santander Holdings USA Inc.	3.700%	3/28/22	3,555	3,565
	Santander Holdings USA Inc.	3.400%	1/18/23	1,650	1,611
	Santander Holdings USA Inc.	4.400%	7/13/27	1,705	1,698
6	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	2,200	2,219
	Synchrony Bank	3.000%	6/15/22	770	746
	Synchrony Financial	4.500%	7/23/25	3,400	3,397
	Synchrony Financial	3.950%	12/1/27	3,740	3,523

	Brokerage (0.3%)
10	Apollo Management Holdings LP	5.000%	3/15/48	3,190	3,245

	Finance Companies (0.5%)
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	4,500	4,377

	Insurance (1.2%)
10	AIA Group Ltd.	3.200%	3/11/25	1,650	1,595
	Assurant Inc.	4.900%	3/27/28	2,300	2,343
13	Chubb INA Holdings Inc.	2.500%	3/15/38	1,805	2,250
	Enstar Group Ltd.	4.500%	3/10/22	500	502
10	High Street Funding Trust I	4.111%	2/15/28	3,000	3,014
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	180	180
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	125	123
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	1,650	1,631
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	130	126

	Real Estate Investment Trusts (2.1%)
14	Aroundtown SA	3.000%	10/16/29	412	559
	Brandywine Operating Partnership LP	3.950%	2/15/23	182	182
	Brandywine Operating Partnership LP	4.100%	10/1/24	374	374
	Brandywine Operating Partnership LP	3.950%	11/15/27	560	541
	Brandywine Operating Partnership LP	4.550%	10/1/29	1,488	1,468
	Brixmor Operating Partnership LP	3.650%	6/15/24	340	331
	Brixmor Operating Partnership LP	3.850%	2/1/25	60	59
	Brixmor Operating Partnership LP	4.125%	6/15/26	810	795
	Brixmor Operating Partnership LP	3.900%	3/15/27	3,670	3,511
	Camden Property Trust	4.625%	6/15/21	20	21
	Camden Property Trust	4.875%	6/15/23	25	26
	Camden Property Trust	4.250%	1/15/24	65	67
	Camden Property Trust	3.500%	9/15/24	30	29

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Columbia Property Trust Operating
	Partnership LP	3.650%	8/15/26	213	200
	Highwoods Realty LP	3.875%	3/1/27	500	487
	Physicians Realty LP	3.950%	1/15/28	6,285	6,021
	Realty Income Corp.	3.875%	4/15/25	1,200	1,197
	Realty Income Corp.	3.650%	1/15/28	2,570	2,487
	VEREIT Operating Partnership LP	3.950%	8/15/27	1,400	1,316
					90,784
Industrial (13.8%)
	Basic Industry (0.0%)
10	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	225	228
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	100	104
	Vale Overseas Ltd.	4.375%	1/11/22	31	32

	Capital Goods (1.8%)
10	Berry Global Inc.	4.500%	2/15/26	338	320
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	106
13	General Electric Co.	2.125%	5/17/37	3,100	3,559
	General Electric Co.	4.500%	3/11/44	2,275	2,236
6	General Electric Co.	5.000%	12/31/49	10,435	10,331
	United Rentals North America Inc.	4.625%	7/15/23	285	289
	United Rentals North America Inc.	5.500%	5/15/27	105	106

	Communication (1.7%)
	AMC Networks Inc.	4.750%	8/1/25	80	77
[10,11]American Tower Trust #1		3.652%	3/23/48	260	260
	AT&T Inc.	3.400%	8/14/24	600	604
10	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	7.500%	4/1/28	700	716
	Comcast Corp.	3.000%	2/1/24	1,525	1,480
	Comcast Corp.	5.650%	6/15/35	700	821
	Discovery Communications LLC	3.800%	3/13/24	4,250	4,209
	Discovery Communications LLC	3.450%	3/15/25	250	240
	Discovery Communications LLC	4.900%	3/11/26	400	414
	Discovery Communications LLC	3.950%	3/20/28	1,350	1,295
	Discovery Communications LLC	4.875%	4/1/43	4,980	4,712
	Qwest Corp.	6.750%	12/1/21	500	534
	Qwest Corp.	7.250%	9/15/25	200	215
	T-Mobile USA Inc.	4.500%	2/1/26	120	115
	T-Mobile USA Inc.	4.750%	2/1/28	530	510

	Consumer Cyclical (1.4%)
10	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	155	148
10	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	1,490	1,421
10	Churchill Downs Inc.	4.750%	1/15/28	350	327
	Dollar Tree Inc.	5.750%	3/1/23	1,325	1,385
	General Motors Co.	5.150%	4/1/38	5,490	5,470
	General Motors Co.	5.200%	4/1/45	850	825
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	306
	General Motors Financial Co. Inc.	4.375%	9/25/21	510	522
	General Motors Financial Co. Inc.	3.500%	11/7/24	295	284
	General Motors Financial Co. Inc.	5.250%	3/1/26	650	684
10	Hyundai Capital America	3.100%	4/5/22	220	216

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
14	Jaguar Land Rover Automotive plc	5.000%	2/15/22	100	149
10	Live Nation Entertainment Inc.	5.625%	3/15/26	225	228
10	Performance Food Group Inc.	5.500%	6/1/24	1,100	1,105
[6,13] Volkswagen International Finance NV		3.875%	6/14/66	300	374

	Consumer Noncyclical (2.3%)
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	5,625	5,802
10	Aramark Services Inc.	5.000%	2/1/28	1,015	992
	Campbell Soup Co.	4.150%	3/15/28	4,500	4,466
	CVS Health Corp.	4.300%	3/25/28	6,600	6,640
	CVS Health Corp.	5.050%	3/25/48	2,550	2,674
10	Hologic Inc.	4.375%	10/15/25	325	314
10	Hologic Inc.	4.625%	2/1/28	500	480
10	Minerva Luxembourg SA	5.875%	1/19/28	800	728

	Energy (3.8%)
	Andeavor	4.750%	12/15/23	1,000	1,039
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	4.250%	12/1/27	1,400	1,363
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	5.200%	12/1/47	1,280	1,251
	Baker Hughes a GE Co. LLC / Baker Hughes
	Co-Obligor Inc.	4.080%	12/15/47	1,500	1,413
	BP Capital Markets plc	3.245%	5/6/22	600	600
	BP Capital Markets plc	3.814%	2/10/24	3,000	3,057
	BP Capital Markets plc	3.279%	9/19/27	265	257
	Buckeye Partners LP	4.125%	12/1/27	2,450	2,354
	Cenovus Energy Inc.	4.250%	4/15/27	1,750	1,704
	Cenovus Energy Inc.	4.450%	9/15/42	1,500	1,331
10	Continental Resources Inc.	4.375%	1/15/28	1,200	1,167
	Energy Transfer LP	6.700%	7/1/18	230	232
	Energy Transfer LP	9.700%	3/15/19	260	276
	Energy Transfer LP	5.200%	2/1/22	642	674
	Energy Transfer LP	4.750%	1/15/26	500	505
	Energy Transfer LP	4.200%	4/15/27	315	304
	Kinder Morgan Inc.	7.750%	1/15/32	65	83
	Marathon Oil Corp.	3.850%	6/1/25	1,000	987
	Marathon Oil Corp.	4.400%	7/15/27	880	891
	Marathon Oil Corp.	5.200%	6/1/45	200	209
	Regency Energy Partners LP / Regency
	Energy Finance Corp.	5.000%	10/1/22	1,600	1,668
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	685	730
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	730	783
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	2,432	2,611
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,110	1,211
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	350	341
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,245	6,780
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	1,500	1,421
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	700	828
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	90	116

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Other Industrial (0.1%)
13	CPI Property Group SA	2.125%	10/4/24	502	611

	Technology (1.8%)
	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.000%	1/15/22	1,000	980
	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.625%	1/15/24	390	383
	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.125%	1/15/25	500	471
	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.875%	1/15/27	5,500	5,325
	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.500%	1/15/28	900	845
10	Dell International LLC / EMC Corp.	5.450%	6/15/23	570	604
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	1,500	1,609
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	3,250	3,951
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	1,300	1,383
10	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	700	675
	Verisk Analytics Inc.	5.800%	5/1/21	84	90
	Western Digital Corp.	4.750%	2/15/26	1,100	1,097

	Transportation (0.9%)
10	Adani Ports & Special Economic Zone Ltd.	4.000%	7/30/27	200	186
10	Air Canada	7.750%	4/15/21	598	654
[6,10] Air Canada 2013-1 Class B Pass Through Trust		5.375%	5/15/21	2,321	2,384
10	Air Canada 2013-1 Class C Pass Through Trust	6.625%	5/15/18	1,200	1,204
12	Asciano Finance Ltd.	5.400%	5/12/27	1,000	811
12	Aurizon Network Pty Ltd.	4.000%	6/21/24	2,500	1,935
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	170	171
6	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	190	202
	Continental Airlines 2012-3 Class C Pass Thru
	Certificates	6.125%	4/29/18	110	110
6	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	1,453	1,524
					132,444
Utilities (2.6%)
	Electric (2.3%)
10	EDP Finance BV	4.125%	1/15/20	794	807
10	EDP Finance BV	5.250%	1/14/21	1,600	1,679
10	EDP Finance BV	3.625%	7/15/24	2,750	2,703
	Emera US Finance LP	3.550%	6/15/26	2,800	2,682
	Emera US Finance LP	4.750%	6/15/46	700	699
10	Enel Finance International NV	2.875%	5/25/22	600	586
10	Enel Finance International NV	3.625%	5/25/27	1,360	1,292
10	Enel Finance International NV	4.750%	5/25/47	555	568
	Exelon Corp.	3.950%	6/15/25	130	130
	FirstEnergy Corp.	3.900%	7/15/27	1,650	1,617
10	FirstEnergy Transmission LLC	4.350%	1/15/25	250	256

28

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Georgia Power Co.	5.950%	2/1/39	400	489
	Georgia Power Co.	5.400%	6/1/40	875	1,008
	Pacific Gas & Electric Co.	6.050%	3/1/34	5,785	6,869
6	Southern Co.	5.500%	3/15/57	140	144

	Natural Gas (0.3%)
	Sempra Energy	3.400%	2/1/28	2,950	2,811

	Other Utility (0.0%)
14	Anglian Water Services Financing plc	2.625%	6/15/27	200	269
					24,609
Total Corporate Bonds (Cost $251,155)					247,837
Sovereign Bonds (5.8%)
	Argentine Republic	6.875%	1/11/48	1,100	1,002
	Bermuda	4.854%	2/6/24	320	337
	BOC Aviation Ltd.	3.875%	5/9/19	200	201
10	CDP Financial Inc.	4.400%	11/25/19	600	617
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	750	768
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,000	1,022
	Corp. Andina de Fomento	2.125%	9/27/21	750	728
10	CPPIB Capital Inc.	1.250%	9/20/19	200	197
6	Dominican Republic	7.500%	5/6/21	1,500	1,599
	Dominican Republic	6.500%	2/15/48	533	553
	Electricite de France SA	3.625%	10/13/25	600	599
10	Export-Import Bank of India	3.875%	2/1/28	240	233
	Export-Import Bank of Korea	2.250%	1/21/20	1,200	1,183
	Export-Import Bank of Korea	5.125%	6/29/20	500	521
	Export-Import Bank of Korea	4.375%	9/15/21	400	413
	Export-Import Bank of Korea	3.000%	11/1/22	200	196
	Federative Republic of Brazil	5.625%	2/21/47	850	828
	Government Trust Certificate	0.000%	10/1/20	1,479	1,387
10	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	300	297
15	Japan Bank for International Cooperation	2.125%	11/16/20	2,400	2,359
[10,13]	Kingdom of Spain	2.700%	10/31/48	670	907
	KSA Sukuk Ltd.	2.894%	4/20/22	1,000	972
	Majapahit Holding BV	7.750%	1/20/20	1,000	1,073
	Nexen Energy ULC	6.400%	5/15/37	300	369
	NTPC Ltd.	4.250%	2/26/26	250	248
10	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	200	199
10	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	200	199
	Republic of Paraguay	4.625%	1/25/23	500	515
	Petrobras Global Finance BV	8.375%	5/23/21	525	595
	Petroleos Mexicanos	8.000%	5/3/19	4,500	4,730

29

	Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	6.000%	3/5/20	3,150	3,291
	Petroleos Mexicanos	5.500%	1/21/21	2,250	2,340
[10,13]	Portuguese Republic	4.100%	2/15/45	540	861
	Province of Ontario	1.625%	1/18/19	1,000	994
	Province of Ontario	2.000%	1/30/19	500	499
	Province of Ontario	4.400%	4/14/20	160	166
	Province of Quebec	7.125%	2/9/24	200	240
	Province of Quebec	7.500%	9/15/29	35	48
	Republic of Colombia	7.375%	3/18/19	3,500	3,647
	Republic of Colombia	10.375%	1/28/33	1,652	2,617
	Republic of Croatia	6.750%	11/5/19	1,500	1,589
	Republic of Guatemala	5.750%	6/6/22	1,500	1,579
	Republic of Hungary	6.250%	1/29/20	1,200	1,269
	Republic of Indonesia	3.375%	4/15/23	600	587
	Republic of Lithuania	7.375%	2/11/20	600	649
	Republic of Lithuania	6.125%	3/9/21	365	396
	Republic of Panama	8.125%	4/28/34	150	205
	Republic of Paraguay	5.600%	3/13/48	1,000	1,028
	Republic of Poland	5.125%	4/21/21	615	653
	Republic of Poland	5.000%	3/23/22	70	75
	Republic of Turkey	5.750%	5/11/47	691	614
	Russian Federation	4.375%	3/21/29	600	592
	Socialist Republic of Vietnam	6.750%	1/29/20	800	844
	State of Israel	4.500%	1/30/43	200	204
	State of Israel	4.125%	1/17/48	300	290
	State of Qatar	5.250%	1/20/20	2,000	2,073
	Statoil ASA	2.450%	1/17/23	600	581
	United Mexican States	4.600%	2/10/48	1,600	1,518
	YPF SA	8.875%	12/19/18	600	622
	Total Sovereign Bonds (Cost $55,322)				54,918
	Taxable Municipal Bonds (0.1%)
	California GO	7.550%	4/1/39	500	761
	Chicago IL Board of Education GO	6.319%	11/1/29	100	94
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	500	512
	Total Taxable Municipal Bonds (Cost $1,341)				1,367

				Shares
	Temporary Cash Investment (5.8%)
	Money Market Fund (5.8%)
16	Vanguard Market Liquidity Fund
	(Cost $55,269)	1.775%		552,741	55,274

30

Core Bond Fund

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value•
Counterparty		Date	Rate	($000)	($000)
Options Purchased (0.0%)
Credit Default Swaptions Purchased (0.0%)
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index (Cost $1)	DBAG	4/18/18	60.00%	2,950	—
Total Investments (106.5%) (Cost $1,034,649)					1,017,783

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/13/18	3	USD 120.75	362	(2)
Call Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/20/18	6	USD 120.00	720	(8)
Call Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/20/18	6	USD 120.50	723	(5)
Call Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/20/18	6	USD 121.00	726	(3)
Call Options on 10-Year
U. S. Treasury Note
Futures Contracts	5/25/18	23	USD 122.00	2,806	(10)
Put Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/13/18	3	USD 120.25	361	—
Put Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/20/18	6	USD 120.50	723	(1)
Put Options on 10-Year
U. S. Treasury Note
Futures Contracts	4/20/18	6	USD 120.00	720	(1)
Put Options on 10-Year
U. S. Treasury Note
Futures Contracts	5/25/18	7	USD 120.00	840	(2)
Total Options on Futures Written (Premiums Received $29)					(32)

31

Core Bond Fund

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value•
	Counterparty	Date	Rate	($000)	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	DBAG	4/18/18	60.00%	1,963	(3)
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	5/16/18	67.50%	1,935	—
Put Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	DBAG	4/18/18	60.00%	1,963	(1)
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	5/16/18	72.50%	1,935	—
Total Credit Default Swaptions Written (Premiums Received $17)					(4)
Total Liability on Options Written (Premiums Received $46)					(36)
Other Assets and Other Liabilities (-6.5%)
Other Assets					20,731
Other Liabilities					(83,254)
					(62,523)
Net Assets (100%)					955,224

32

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	959,701
Collateral Pledged for Futures Contracts	2,315
Collateral Pledged for CC Swap Contracts	493
Total Unaffiliated Issuers	962,509
Affiliated Vanguard Funds	55,274
Options Purchased	—
Total Investments in Securities	1,017,783
Investment in Vanguard	51
Receivables for Investment Securities Sold	11,406
Receivables for Accrued Income	5,650
Receivables for Capital Shares Issued	536
Variation Margin Receivable—Futures Contracts	1,036
Variation Margin Receivable—CC Swap Contracts	16
Unrealized Appreciation—Forward Currency Contracts	219
Unrealized Appreciation—OTC Swap Contracts	43
Other Assets	1,774
Total Assets	1,038,514
Liabilities
Payables for Investment Securities Purchased	80,821
Payables for Capital Shares Redeemed	1,046
Payables for Distributions	341
Payables to Vanguard	161
Liabilities for Options Written	36
Variation Margin Payable—Futures Contracts	560
Variation Margin Payable—CC Swap Contracts	14
Unrealized Depreciation—Forward Currency Contracts	35
Unrealized Depreciation—OTC Swap Contracts	261
Other Liabilities	15
Total Liabilities	83,290
Net Assets	955,224

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	984,073
Overdistributed Net Investment Income	(131)
Accumulated Net Realized Losses	(13,548)
Unrealized Appreciation (Depreciation)
Investment Securities	(16,865)
Futures Contracts	1,759
Options[17]	9
Swap Contracts	(258)
Forward Currency Contracts	184
Foreign Currencies	1
Net Assets	955,224

33

Core Bond Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 9,250,979 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	90,147
Net Asset Value Per Share—Investor Shares	$9.74

Admiral Shares—Net Assets
Applicable to 44,400,310 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	865,077
Net Asset Value Per Share—Admiral Shares	$19.48

• See Note A in Notes to Financial Statements.
* Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
^ Adjustable-rate security based upon 1-month USD LIBOR plus spread.
† Adjustable-rate security based upon 3-month USD LIBOR plus spread.
‡ Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
1 Securities with a value of $493,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $2,315,000 have been segregated as initial margin for open futures contracts.
3 U.S. government-guaranteed.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2018.
8 Interest only security.
9 Inverse floating rate security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At  March 31, 2018, the aggregate value of these securities was $88,311,000, representing 9.2% of net assets.
11 Security value determined using significant unobservable inputs.
12 Face amount denominated in Australian dollars.
13 Face amount denominated in euro.
14 Face amount denominated in British pounds.
15 Guaranteed by the Government of Japan.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
17 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.
CC—Centrally Cleared.
DBAG—Deutsche Bank AG.
GO—General Obligation Bond.
OTC—Over-the-Counter.
REMICS—Real Estate Mortgage Investment Conduits.

34

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	June 2018	546	62,496	314
Ultra Long U.S. Treasury Bond	June 2018	333	53,436	1,891
30-Year U.S. Treasury Bond	June 2018	39	5,718	92
Euro-OAT	June 2018	28	5,326	77
				2,374

Short Futures Contracts
2-Year U.S. Treasury Note	June 2018	(261)	(55,491)	(11)
Ultra 10-Year U.S. Treasury Note	June 2018	(180)	(23,375)	(205)
Euro-Bobl	June 2018	(87)	(14,050)	(93)
Euro-Bund	June 2018	(40)	(7,847)	(120)
AUD 10-Year Treasury Bond	June 2018	(76)	(7,566)	(121)
10-Year U.S. Treasury Note	June 2018	(60)	(7,268)	(9)
Mini JGB 10-Year	June 2018	(47)	(6,664)	(9)
Euro-Buxl	June 2018	(11)	(2,238)	(27)
AUD 3-Year Treasury Bond	June 2018	(20)	(1,708)	(4)
Long Gilt	June 2018	(6)	(1,034)	(16)
				(615)
				1,759

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond, AUD 10-Year Treasury Bond, and Mini JGB 10-Year futures contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for AUD 3-Year Treasury Bond, AUD 10-Year Treasury Bond, and Mini JGB 10-Year futures contracts is generally treated the same for financial reporting and tax purposes.

35

Core Bond Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	4/16/18	AUD	2,200	USD	1,718	(28)
Goldman Sachs Bank AG	4/16/18	EUR	850	USD	1,050	(3)
JPMorgan Chase Bank, N.A.	4/4/18	EUR	750	USD	922	1
Toronto-Dominion Bank	4/16/18	EUR	474	USD	584	—
Morgan Stanley Capital Services LLC	4/16/18	EUR	225	USD	276	1
Bank of America, N.A.	4/16/18	EUR	95	USD	117	1
Credit Suisse International	4/3/18	AUD	30	USD	23	—
Toronto-Dominion Bank	4/16/18	USD	9,580	EUR	7,723	66
Citibank, N.A.	4/16/18	USD	5,693	AUD	7,221	147
Goldman Sachs Bank AG	4/3/18	USD	1,049	EUR	850	3
Deutsche Bank AG	4/16/18	USD	998	EUR	810	—
JPMorgan Chase Bank, N.A.	4/16/18	USD	923	EUR	750	(1)
Citibank, N.A.	4/16/18	USD	811	GBP	580	(3)
Goldman Sachs Bank AG	4/16/18	USD	49	EUR	40	—
Barclays Capital	4/16/18	USD	35	AUD	45	—
Bank of America, N.A.	4/16/18	USD	31	AUD	40	—
JPMorgan Chase Bank, N.A.	4/16/18	USD	25	EUR	20	—
Credit Suisse International	4/16/18	USD	23	AUD	30	—
Goldman Sachs Bank AG	4/16/18	USD	9	JPY	1,000	—
JPMorgan Chase Bank, N.A.	4/16/18	USD	9	JPY	1,000	—
						184
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

36

Core Bond Fund

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S29-V1	12/20/22	USD	870	1.000	16	(1)
Credit Protection Purchased
iTraxx Europe-S28-V1	12/20/22	EUR	1,465	(1.000)	(41)	5
						4
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	55	1.000[2]	1	—	1
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	70	1.000[2]	1	—	1
Berkshire Hathaway
Inc./Aa2	6/20/22	BARC	450	1.000[2]	8	(6)	2
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	400	1.000[2]	7	(7)	—
Berkshire Hathaway
Inc. /Aa2	6/20/24	BARC	600	1.000 [2]	6	(7)	(1)
Berkshire Hathaway
Inc./Aa2	6/20/24	JPMC	600	1.000[2]	6	(6)	—
Comcast Corp. /A3	12/20/22	GSI	180	1.000 [2]	4	(5)	(1)
Federative Republic of
Brazil/Ba2	9/20/18	BNPSW	1,500	1.000[2]	4	(4)	—
Metlife Inc./A3	12/20/21	BARC	100	1.000[2]	2	—	2
Metlife Inc./A3	6/20/24	BARC	700	1.000[2]	5	—	5
People’s Republic of
China/A1	6/20/22	BNPSW	200	1.000[2]	4	(2)	2
Republic of Peru/A3	6/20/23	GSI	1,400	1.000[2]	11	(12)	(1)
Southern Co. /Baa2	6/20/22	JPMC	1,725	1.000 [2]	33	(25)	8
United Mexican
States/A3	6/20/23	BARC	3,650	1.000[2]	(17)	28	11
					75	(46)	29

37

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Argentine Republic	6/20/23	HSBCC	2,325	(5.000)[2]	(237)	211	(26)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	505	(1.000)[2]	(10)	(10)	(20)
Bank of China Ltd.	12/20/21	BNPSW	100	(1.000)[2]	(2)	—	(2)
Bank of China Ltd.	6/20/22	BNPSW	200	(1.000)[2]	(4)	—	(4)
Barclays Bank plc	6/20/22	BOANA	425[1]	(1.000)[2]	(12)	8	(4)
Barclays Bank plc	6/20/22	CSFBI	425[1]	(1.000)[2]	(12)	8	(4)
Barclays Bank plc	12/20/22	CITNA	186[1]	(1.000)[2]	6	(7)	(1)
CECONOMY AG	6/20/22	BARC	290[1]	(1.000)[2]	(4)	(1)	(5)
CECONOMY AG	6/20/22	BARC	210[1]	(1.000)[2]	(3)	(1)	(4)
CECONOMY AG	6/20/22	BARC	210[1]	(1.000)[2]	(3)	(1)	(4)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)[2]	(1)	—	(1)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)[2]	(2)	—	(2)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)[2]	(2)	—	(2)
CMBX-NA-AAA-9	9/17/58	CSFBI	2,000	(0.500)[3]	(2)	(44)	(46)
CMBX-NA-AAA-9	9/17/58	GSI	20	(0.500)[3]	—	(1)	(1)
CMBX-NA-AAA-9	9/17/58	JPM	90	(0.500)[3]	—	(5)	(5)
CMBX-NA-AAA-9	9/17/58	JPM	90	(0.500)[3]	—	(3)	(3)
Commerzbank AG	6/20/21	BOANA	505	(1.000)[2]	(9)	(6)	(15)
Deutsche Bank AG	12/20/21	BARC	600	(1.000)[2]	(1)	(6)	(7)
Deutsche Bank AG	12/20/22	JPMC	440	(1.000)[2]	2	2	4
Deutsche Bank AG	12/20/22	JPMC	265	(1.000)[2]	1	1	2
Deutsche Bank AG	12/20/22	JPMC	175	(1.000)[2]	1	1	2
Dominion Energy Inc.	6/20/22	JPMC	215	(1.000)[2]	(5)	6	1
Enel Investment
Holding BV	6/20/22	BNPSW	440[1]	(1.000)[2]	(12)	7	(5)
Exelon Corp.	6/20/22	JPMC	345	(1.000)[2]	(9)	9	—
Exelon Corp.	6/20/22	JPMC	215	(1.000)[2]	(6)	6	—
Federative Republic of
Brazil	12/20/22	BNPSW	50	(1.000)[2]	1	(2)	(1)
Federative Republic of
Brazil	12/20/22	CITNA	460	(1.000)[2]	9	(15)	(6)
Federative Republic of
Brazil	12/20/22	GSI	374	(1.000)[2]	7	(16)	(9)
Federative Republic of
Brazil	6/20/23	JPMC	1,750	(1.000)[2]	50	(51)	(1)
Lincoln National Corp.	6/20/21	BARC	35	(1.000)[2]	(1)	—	(1)
Lincoln National Corp.	6/20/21	BARC	25	(1.000)[2]	(1)	—	(1)

38

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Lincoln National Corp.	12/20/21	BARC	100	(1.000)[2]	(2)	—	(2)
McDonald’s Corp.	6/20/22	GSI	325	(1.000)[2]	(10)	8	(2)
People’s Republic of
China	6/20/23	GSI	1,200	(1.000)[2]	(21)	18	(3)
Republic of Colombia	6/20/23	HSBCC	1,000	(1.000)[2]	2	(5)	(3)
Republic of Philippines	6/20/23	GSI	300	(1.000)[2]	(4)	4	—
Republic of Turkey	12/20/19	GSCM	1,250	(1.000)[2]	(1)	(12)	(13)
Republic of Turkey	12/20/19	GSCM	735	(1.000)[2]	(1)	(6)	(7)
Republic of Turkey	6/20/23	BNPSW	1,000	(1.000)[2]	42	(46)	(4)
Sempra Energy	6/20/22	JPMC	345	(1.000)[2]	(8)	9	1
Sempra Energy	6/20/22	JPMC	215	(1.000)[2]	(5)	6	1
Societe Generale SA	12/20/21	JPMC	325	(1.000)[2]	(9)	2	(7)
Standard Chartered
Bank	12/20/21	JPMC	185	(1.000)[2]	(5)	—	(5)
State of Qatar	6/20/22	BOANA	340	(1.000)[2]	(5)	(3)	(8)
State of Qatar	6/20/22	CITNA	660	(1.000)[2]	(9)	(7)	(16)
UniCredit SpA	6/20/22	JPMC	175	(1.000)[2]	4	(11)	(7)
Walt Disney Co.	12/20/22	CITNA	190	(1.000)[2]	(6)	5	(1)
					(299)	52	(247)
					(224)	6	(218)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
3 Periodic premium received/paid monthly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
HSBCC—HSBC Bank.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.

39

Core Bond Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value (Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
6/20/19	6/20/18[1]	3,766	1.500	(0.000)[3]	(36)	1
3/31/20	4/4/18[1]	13,477	2.623	(2.251)[3]	17	17
6/22/20	6/20/18[1]	3,742	1.750	(0.000)[3]	(65)	4
6/21/21	6/20/18[1]	2,981	1.750	(0.000)[3]	(81)	6
6/20/22	6/20/18[1]	1,280	1.750	(0.000)[3]	(47)	4
6/20/23	6/20/18[1]	1,407	2.000	(0.000)[3]	(49)	6
2/28/25	6/29/18[1]	3,924	(2.895)	0.000[3]	(36)	(36)
6/20/25	6/20/18[1]	164	2.000	(0.000)[3]	(8)	1
11/16/43	6/29/18[1]	1,124	(3.064)	0.000[3]	(47)	(47)
					(352)	(44)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Core Bond Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Interest[1]	12,720
Total Income	12,720
Expenses
The Vanguard Group—Note B
Investment Advisory Services	62
Management and Administrative—Investor Shares	92
Management and Administrative—Admiral Shares	514
Marketing and Distribution—Investor Shares	10
Marketing and Distribution—Admiral Shares	33
Custodian Fees	14
Shareholders’ Reports and Proxy—Investor Shares	4
Shareholders’ Reports and Proxy—Admiral Shares	7
Total Expenses	736
Net Investment Income	11,984
Realized Net Gain (Loss)
Investment Securities Sold[1]	(5,297)
Futures Contracts	(4,253)
Purchased Options	(44)
Written Options	50
Swap Contracts	(472)
Forward Currency Contracts	(587)
Foreign Currencies	437
Realized Net Gain (Loss)	(10,166)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(15,578)
Futures Contracts	2,269
Purchased Options	5
Written Options	23
Swap Contracts	74
Forward Currency Contracts	(102)
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	(13,311)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,493)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $231,000, ($5,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Core Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,984	16,282
Realized Net Gain (Loss)	(10,166)	(3,532)
Change in Unrealized Appreciation (Depreciation)	(13,311)	(9,822)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,493)	2,928
Distributions
Net Investment Income
Investor Shares	(1,232)	(1,458)
Admiral Shares	(12,007)	(13,502)
Realized Capital Gain[1]
Investor Shares	—	(378)
Admiral Shares	—	(3,414)
Total Distributions	(13,239)	(18,752)
Capital Share Transactions
Investor Shares	1,869	27,383
Admiral Shares	93,680	229,954
Net Increase (Decrease) from Capital Share Transactions	95,549	257,337
Total Increase (Decrease)	70,817	241,513
Net Assets
Beginning of Period	884,407	642,894
End of Period[2]	955,224	884,407

1 Includes fiscal 2017 short-term gain distributions totaling $3,792,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($131,000) and $404,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Core Bond Fund

Financial Highlights

Investor Shares
	Six Months	Year March 10,
	Ended	Ended	2016[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$10.00	$10.26	$10.00
Investment Operations
Net Investment Income	.124 [2]	.217[2]	.097
Net Realized and Unrealized Gain (Loss) on Investments	(.248)	(.219)	.259
Total from Investment Operations	(.124)	(. 002)	. 356
Distributions
Dividends from Net Investment Income	(.136)	(.197)	(. 096)
Distributions from Realized Capital Gains	—	(.061)	—
Total Distributions	(.136)	(. 258)	(. 096)
Net Asset Value, End of Period	$9.74	$10.00	$10.26

Total Return[3]	-1.25%	0.03%	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$91	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	2.51%	2.18%	2.00%[5]
Portfolio Turnover Rate [4]	201%	232%	229%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes 32%, 81%, and 58% attributable to mortgage-dollar-roll activity.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Core Bond Fund

Financial Highlights

Admiral Shares
	Six Months	Year	March 10,
	Ended	Ended	2016[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$20.00	$20.53	$20.00
Investment Operations
Net Investment Income	. 258 [2]	.454[2]	.205
Net Realized and Unrealized Gain (Loss) on Investments	(.495)	(.445)	.528
Total from Investment Operations	(.237)	.009	.733
Distributions
Dividends from Net Investment Income	(. 283)	(. 417)	(. 203)
Distributions from Realized Capital Gains	—	(.122)	—
Total Distributions	(. 283)	(. 539)	(. 203)
Net Asset Value, End of Period	$19.48	$20.00	$20.53

Total Return[3]	-1.19%	0.10%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$865	$794	$578
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	2.61%	2.28%	2.10%[5]
Portfolio Turnover Rate [4]	201%	232%	229%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes 32%, 81%, and 58% attributable to mortgage-dollar-roll activity.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

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Core Bond Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 15% and 9% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2018, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Core Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the

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Core Bond Fund

time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that

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Core Bond Fund

a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended March 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these

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Core Bond Fund

transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

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Core Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $51,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	527,197	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	131,020	170
Corporate Bonds	—	247,577	260
Sovereign Bonds	—	54,918	—
Taxable Municipal Bonds	—	1,367	—
Temporary Cash Investments	55,274	—	—
Options Purchased	—	—	—
Liability for Options Written	(32)	(4)	—
Futures Contracts—Assets[1]	1,036	—	—
Futures Contracts—Liabilities[1]	(560)	—	—
Forward Currency Contracts—Assets	—	219	—
Forward Currency Contracts—Liabilities	—	(35)	—
Swap Contracts—Assets	16[1]	43	—
Swap Contracts—Liabilities	(14)[1]	(261)	—
Total	55,720	962,041	430
1 Represents variation margin on the last day of the reporting period.

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Core Bond Fund

D. At March 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	—	—
Variation Margin Receivable—Futures Contracts	1,036	—	—	1,036
Variation Margin Receivable—CC Swap Contracts	15	—	1	16
Unrealized Appreciation—Forward Currency Contracts	—	219	—	219
Unrealized Appreciation—OTC Swap Contracts	—	—	43	43
Total Assets	1,051	219	44	1,314

Liability for Options Written	(32)	—	(4)	(36)
Variation Margin Payable—Futures Contracts	(560)	—	—	(560)
Variation Margin Payable—CC Swap Contracts	(12)	—	(2)	(14)
Unrealized Depreciation—Forward Currency Contracts	—	(35)	—	(35)
Unrealized Depreciation—OTC Swap Contracts	—	—	(261)	(261)
Total Liabilities	(604)	(35)	(267)	(906)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(4,253)	—	—	(4,253)
Options	(35)	—	41	6
Forward Currency Contracts	—	(587)	—	(587)
Swap Contracts	(166)	—	(306)	(472)
Realized Net Gain (Loss) on Derivatives	(4,454)	(587)	(265)	(5,306)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,269	—	—	2,269
Options	15	—	13	28
Forward Currency Contracts	—	(102)	—	(102)
Swap Contracts	(33)	—	107	74
Change in Unrealized Appreciation
(Depreciation) on Derivatives	2,251	(102)	120	2,269

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Core Bond Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $3,197,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2018, the cost of investment securities for tax purposes was $1,034,648,000. Net unrealized depreciation of investment securities for tax purposes was $16,865,000, consisting of unrealized gains of $2,148,000 on securities that had risen in value since their purchase and $19,013,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $470,502,000 of investment securities and sold $393,743,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $496,310,000 and $503,692,000, respectively.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	35,154	3,549	78,467	7,878
Issued in Lieu of Cash Distributions	1,104	112	1,647	166
Redeemed	(34,389)	(3,472)	(52,731)	(5,298)
Net Increase (Decrease)—Investor Shares	1,869	189	27,383	2,746
Admiral Shares
Issued	229,723	11,610	451,536	22,676
Issued in Lieu of Cash Distributions	10,210	518	14,233	719
Redeemed	(146,253)	(7,412)	(235,815)	(11,869)
Net Increase (Decrease)—Admiral Shares	93,680	4,716	229,954	11,526

At March 31, 2018, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$987.48	$1.24
Admiral Shares	1,000.00	988.06	0.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.18	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Core Bond Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2016 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2016, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

56

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

57

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

58

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Core Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Core Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Core Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Core Bond Fund or the owners of the Core Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Core Bond Fund. Investors acquire the Core Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Core Bond Fund. The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Core Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Core Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Core Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Core Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Core Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Core Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG

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None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13202 052018

Semiannual Report | March 31, 2018
Vanguard Emerging Markets Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	6
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	33
Trustees Approve Advisory Arrangement.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Bond Fund returned 1.62% for Investor Shares and 0.04% for Admiral Shares for the six months ended March 31, 2018. It outpaced its benchmark index by well over 2 percentage points and the average of its peer group by more than 1 percentage point.

• Although emerging-market bonds did well early on, a spike in market volatility and rising yields in late January and February left them in the red for the six months.

• The fund fared better as it was relatively defensively positioned, partly because the fund’s advisor felt that yield spreads between emerging-market bonds and U.S. Treasuries were compressed.

• South American debt returned the most for the fund relative to its benchmark.

Security selection helped in countries that performed well, such as Brazil, as well as in those that didn’t, including Venezuela and Argentina. The fund’s holdings in Russia, Nigeria, Mexico, and Egypt also added value. There were, of course, some missed opportunities as well, notably in South Africa.

Total Returns: Six Months Ended March 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Bond Fund
Investor Shares	4.15%	1.81%	-0.19%	1.62%
Admiral™ Shares (Inception: 12/6/2017)	4.30	0.04	0.00	0.04
J.P. Morgan EMBI Global Diversified Index				-0.60
Emerging Markets Hard Currency Debt Funds Average				0.32
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Emerging Markets Bond Fund	0.60%	0.45%	1.13%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the period from inception through March 31, 2018, the fund’s annualized expense ratios were 0.61% for Investor Shares and 0.46% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Emerging Markets Hard Currency Debt Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

3

Advisor’s Report

For the six months ended March 31, 2018, Vanguard Emerging Markets Bond Fund returned 1.62% for Investor Shares. Its benchmark, the J.P. Morgan EMBI Global Diversified Index, returned –0.60%. The average return of its peer group of emerging-market hard currency debt funds was 0.32%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

As yields rose during the period, the 30-day SEC yield for the fund’s Investor Shares climbed to 4.15% compared with 3.98% six months earlier.

The investment environment

Macroeconomic fundamentals remained supportive throughout the period. With the U.S. economy expanding at a solid pace and the unemployment rate hovering at a 17-year low, the Federal Reserve continued further down the path toward monetary policy normalization. In October, it began to reduce the $4.5 trillion in assets that it had amassed on its balance sheet through past quantitative easing programs. And it hiked the federal funds target rate twice, in December and again in March.

Economic growth outside the United States also remained robust and broad-based, with some tightening in labor supply. The monetary policy of central banks in developed countries varied but generally turned less accommodative—some raised rates, some planned to raise rates, and some reduced quantitative easing.

In late January, however, investors abruptly began to see the glass as half empty. Market volatility spiked after a prolonged period of calm; stocks dropped sharply and bond yields rose. The shift seemed to be due to an accumulation of factors, among them the prospect of an upturn in inflation, strong growth possibly leading to a more aggressive pace of monetary tightening, and a flare-up in global trade tensions.

Emerging-market bonds repriced significantly in February, and spreads between their yields and those of comparable U.S. Treasuries ended the fiscal half year a little wider.

Management of the fund

Heading into the period, valuations were relatively tight and we were positioned fairly defensively, focusing on selection and exploiting relative-value opportunities as they arose.

That defensive stance produced the fund’s best month of active performance in February. But our core strategy of tactical exposure to individual countries and securities was also successful.

Because spreads were tight and inflows into the market were strong, we reduced our exposure to certain countries that in our view were most vulnerable if those trends were to weaken or reverse. They included Argentina, Kenya, Egypt, and Nigeria—all heavy issuers of debt and running considerable budget deficits. That positioning played out well in February as those countries were hit harder than

4

most when the market repriced, spreads widened, and the asset class had net cash outflows. We were also able to benefit from investing in those countries after the repricing took place and they issued new debt at attractive concessions.

The prolonged period of calm in the bond market even as the U.S. Federal Reserve continued hiking rates led us to anticipate an upturn in volatility. In January, we started to position the fund for that eventuality. That entailed increasing cash levels and tilting the portfolio toward the bonds and parts of the yield curve with the best carry-to-volatility ratio. We moved away from 10-year paper in favor of the short and long ends of the curve. Essentially, the short end is protected by limited default risk and little duration. The long end is protected by having less value at risk and a significant amount of cushion if long rates rise, because the yield curve in emerging-market debt is relatively steep there.

Another strength was our out-of-benchmark allocations. As part of our defensive stance, we had positions in high-quality, attractively priced debt in the United Arab Emirates and Israel. Those holdings did better when volatility picked up. We also added value through currency exposure. For example, we invested in longer-dated Brazilian bonds in the local currency. We felt rates at that part of the curve should be considerably lower because of the structural reforms that have been carried out in that country.

We had a few missteps; the largest was South Africa. We had an underweighted allocation to that country in terms of both currency exposure and credit risk as we underestimated the acceleration of reform momentum.

Outlook

The financial markets are going through an adjustment phase as quantitative easing, which has spurred risk, begins to give way to quantitative tightening. The bond market, though, is not really repricing in the same way. Instead, we are seeing instances when some sort of an event, either fundamental or technical, causes a part of the market to reprice, creating a pocket of value.

Emerging-market bonds as an asset class currently look attractive because we have already seen significant repricing in terms of both rates and spreads. This ongoing and uneven repricing should provide us with good investment opportunities. Our strategy going forward is to be fairly defensive, putting us in a position to buy securities as price dislocations occur.

With regard to curve positioning, we see value in bonds in the 1- to 2-year segment. The curve is fairly flat between 2- and 10-year securities but steepens further out, which is why we have positions in 30-year bonds. The attractive carry in the portfolio should provide a cushion if volatility returns and allow us to be patient as we wait for new relative-value opportunities to surface.

Daniel Shaykevich, Portfolio Manager

Vanguard Fixed Income Group

April 20, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,930,092,408	11,735,364	99.4%
Emerson U. Fullwood	1,928,646,766	13,181,005	99.3%
Amy Gutmann	1,929,464,755	12,363,017	99.4%
JoAnn Heffernan Heisen	1,929,642,570	12,185,201	99.4%
F. Joseph Loughrey	1,928,796,727	13,031,044	99.3%
Mark Loughridge	1,929,651,616	12,176,156	99.4%
Scott C. Malpass	1,929,376,782	12,450,990	99.4%
F. William McNabb III	1,927,619,020	14,208,752	99.3%
Deanna Mulligan	1,929,546,113	12,281,658	99.4%
André F. Perold	1,924,447,639	17,380,132	99.1%
Sarah Bloom Raskin	1,929,965,439	11,862,333	99.4%
Peter F. Volanakis	1,929,234,485	12,593,287	99.4%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Emerging Markets Bond Fund	1,121,973	0	0	0	100.0%

6

Emerging Markets Bond Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEMBX	VEGBX
Expense Ratio[1]	0.60%	0.45%
30-Day SEC Yield	4.15%	4.30%

Financial Attributes
		JP Morgan
		EMBI Global
		Diversified
	Fund	Index
Number of Bonds	107	664
Yield to Maturity (before
expenses)	5.8%	5.8%
Average Coupon	8.1%	6.0%
Average Duration	5.9 years	6.8 years
Average Effective
Maturity	10.6 years	10.7 years
Short-Term Reserves	3.4%	—

Sector Diversification (% of portfolio)
Foreign Government	96.6%
Treasury/Agency	3.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	1.3%
Aa	0.5
A	7.0
Baa	37.8
Ba	28.4
B	19.5
Caa	1.0
C	0.4
Not Rated	4.1

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	10.7%
1 - 3 Years	21.3
3 - 5 Years	16.3
5 - 7 Years	6.2
7 - 10 Years	14.6
10 - 20 Years	8.0
20 - 30 Years	22.5
Over 30 Years	0.4

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the period from inception through March 31, 2018, the annualized expense ratios were 0.61% for Investor Shares and 0.46% for Admiral Shares.

7

Emerging Markets Bond Fund

Market Diversification (% of equity exposure)
Fund
Europe
United Kingdom	1.0%
Pacific
Other	0.5%
Emerging Markets
Brazil	7.9%
Mexico	7.7
Colombia	6.7
Russia	5.2
Philippines	4.5
Indonesia	3.8
Egypt	3.7
Hungary	2.7
India	2.2
El Salvador	2.0
Ecuador	1.7
Turkey	1.6
Chile	1.6
Peru	1.2
China	1.1
Other	3.3
Subtotal	56.9%
North America
United States	3.5%
Middle East
Other	1.6%
Other
Subtotal	36.5%

8

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): March 10, 2016, Through March 31, 2018
				JP Morgan
				EMBI Global
				Diversified
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	2.81%	10.70%	13.51%	11.36%
2017	5.11	1.90	7.01	4.61
2018	1.81	-0.19	1.62	-0.60
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	3/10/2016	8.02%	4.85%	5.94%	10.79%
Admiral Shares	12/6/2017	—	1.25	-1.21	0.04

See Financial Highlights for dividend and capital gains information.

9

Emerging Markets Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Argentina (4.1%)
Sovereign Bonds (4.1%)
Argentine Republic	6.250%	4/22/19	1,000	1,028
Argentine Republic	6.875%	4/22/21	1,000	1,058
Argentine Republic	6.875%	1/11/48	1,500	1,367
Total Argentina (Cost $3,557)				3,453
Armenia (0.8%)
Sovereign Bonds (0.8%)
Republic of Armenia	6.000%	9/30/20	400	413
Republic of Armenia	7.150%	3/26/25	200	221
Total Armenia (Cost $631)				634
Bahrain (1.5%)
Sovereign Bond (1.5%)
CBB International Sukuk Co. 7SPC	6.875%	10/5/25	1,300	1,300
Total Bahrain (Cost $1,300)				1,300
Brazil (7.7%)
Corporate Bonds (0.9%)
Embraer Netherlands Finance BV	5.400%	2/1/27	500	529
1 Minerva Luxembourg SA	5.875%	1/19/28	200	182
				711
Sovereign Bonds (6.8%)
Caixa Economica Federal	4.500%	10/3/18	500	502
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	550	563
Federative Republic of Brazil	5.625%	2/21/47	2,000	1,947
Petrobras Global Finance BV	8.375%	5/23/21	263	298
Petrobras Global Finance BV	6.125%	1/17/22	750	800
1 Petrobras Global Finance BV	5.299%	1/27/25	1,400	1,381
Petrobras Global Finance BV	8.750%	5/23/26	250	293
				5,784
Total Brazil (Cost $6,564)				6,495
Chile (1.5%)
Corporate Bond (0.3%)
1 Celulosa Arauco y Constitucion SA	5.500%	11/2/47	225	228
				228

10

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Sovereign Bonds (1.2%)
Corp. Nacional del Cobre de Chile	7.500%	1/15/19	800	827
1 Empresa Nacional del Petroleo	4.500%	9/14/47	250	232
				1,059
Total Chile (Cost $1,292)				1,287
China (1.1%)
Sovereign Bonds (1.1%)
Sinopec Group Overseas Development
2014 Ltd.	2.750%	4/10/19	550	548
Sinopec Group Overseas Development
2014 Ltd.	4.375%	4/10/24	350	359
Total China (Cost $908)				907
Colombia (6.5%)
Sovereign Bonds (6.5%)
Republic of Colombia	7.375%	3/18/19	4,350	4,533
Republic of Colombia	10.375%	1/28/33	615	974
Total Colombia (Cost $5,496)				5,507
Costa Rica (0.7%)
Sovereign Bonds (0.7%)
Republic of Costa Rica	4.250%	1/26/23	200	193
Republic of Costa Rica	7.158%	3/12/45	400	420
Total Costa Rica (Cost $616)				613
Cote d’Ivoire (1.5%)
Sovereign Bond (1.5%)
2 Republic of Cote d’Ivoire	6.625%	3/22/48	1,000	1,231
Total Cote d’Ivoire (Cost $1,230)				1,231
Croatia (0.6%)
Sovereign Bond (0.6%)
Republic of Croatia	6.750%	11/5/19	500	530
Total Croatia (Cost $531)				530
Dominican Republic (5.0%)
Sovereign Bonds (5.0%)
3 Dominican Republic	7.500%	5/6/21	2,500	2,666
Dominican Republic International Bond	6.500%	2/15/48	1,500	1,557
Total Dominican Republic (Cost $4,219)				4,223
Ecuador (1.6%)
Sovereign Bonds (1.6%)
Republic of Ecuador	8.875%	10/23/27	400	407
Republic of Ecuador	7.875%	1/23/28	1,000	960
Total Ecuador (Cost $1,400)				1,367
Egypt (3.6%)
Sovereign Bonds (3.6%)
Arab Republic of Egypt	6.125%	1/31/22	800	827
Arab Republic of Egypt	8.500%	1/31/47	250	279

11

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Arab Republic of Egypt	7.903%	2/21/48	1,500	1,577
Egypt Treasury Bills	0.000%	4/24/18	6,250	350
Total Egypt (Cost $2,938)				3,033
El Salvador (1.9%)
Sovereign Bonds (1.9%)
Republic of El Salvador	7.750%	1/24/23	250	272
Republic of El Salvador	5.875%	1/30/25	600	588
Republic of El Salvador	6.375%	1/18/27	750	745
Total El Salvador (Cost $1,629)				1,605
Guatemala (3.1%)
Sovereign Bond (3.1%)
Republic of Guatemala	5.750%	6/6/22	2,500	2,632
Total Guatemala (Cost $2,670)				2,632
Honduras (2.0%)
Sovereign Bond (2.0%)
Republic of Honduras	6.250%	1/19/27	1,600	1,691
Total Honduras (Cost $1,669)				1,691
Hungary (2.6%)
Sovereign Bonds (2.6%)
Republic of Hungary	6.250%	1/29/20	1,500	1,587
Republic of Hungary	6.375%	3/29/21	600	653
Total Hungary (Cost $2,252)				2,240
India (2.1%)
Sovereign Bonds (2.1%)
Export-Import Bank of India	4.000%	1/14/23	1,000	1,004
1 Export-Import Bank of India	3.875%	2/1/28	840	817
Total India (Cost $1,840)				1,821
Indonesia (3.7%)
Sovereign Bonds (3.7%)
Republic of Indonesia	3.750%	4/25/22	460	461
Republic of Indonesia	3.375%	4/15/23	1,450	1,419
Republic of Indonesia	5.875%	1/15/24	200	220
4 Republic of Indonesia	8.375%	9/15/26	930,000	74
Republic of Indonesia	6.625%	2/17/37	325	393
Republic of Indonesia	5.250%	1/8/47	500	531
Total Indonesia (Cost $3,214)				3,098
Iraq (0.9%)
Sovereign Bond (0.9%)
Republic of Iraq	6.752%	3/9/23	750	761
Total Iraq (Cost $760)				761
Kazakhstan (1.6%)
Sovereign Bonds (1.6%)
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	600	670
KazMunayGas National Co. JSC	9.125%	7/2/18	200	203
Republic of Kazakhstan	4.875%	10/14/44	200	199
Republic of Kazakhstan	6.500%	7/21/45	200	241
Total Kazakhstan (Cost $1,360)				1,313

12

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kenya (0.5%)
Sovereign Bond (0.5%)
Republic of Kenya	8.250%	2/28/48	400	428
Total Kenya (Cost $400)				428
Lithuania (0.3%)
Sovereign Bonds (0.3%)
Republic of Lithuania	7.375%	2/11/20	100	108
Republic of Lithuania	6.125%	3/9/21	170	185
Total Lithuania (Cost $295)				293
Mexico (7.5%)
Sovereign Bonds (7.5%)
Petroleos Mexicanos	8.000%	5/3/19	3,173	3,335
Petroleos Mexicanos	6.000%	3/5/20	705	737
Petroleos Mexicanos	5.500%	1/21/21	500	520
United Mexican States	6.050%	1/11/40	500	565
United Mexican States	4.600%	2/10/48	1,260	1,195
Total Mexico (Cost $6,417)				6,352
Mongolia (0.3%)
Sovereign Bond (0.3%)
Mongolia	10.875%	4/6/21	200	230
Total Mongolia (Cost $234)				230
Morocco (0.2%)
Sovereign Bond (0.2%)
OCP SA	4.500%	10/22/25	200	197
Total Morocco (Cost $200)				197
Nigeria (0.5%)
Sovereign Bond (0.5%)
Federal Republic of Nigeria	7.696%	2/23/38	400	420
Total Nigeria (Cost $400)				420
Oman (1.0%)
Sovereign Bonds (1.0%)
Sultanate of Oman	6.750%	1/17/48	900	866
Total Oman (Cost $896)				866
Panama (0.9%)
Sovereign Bond (0.9%)
Republic of Panama	9.375%	4/1/29	535	782
Total Panama (Cost $808)				782
Paraguay (3.3%)
Sovereign Bond (3.3%)
Republic of Paraguay	4.625%	1/25/23	1,000	1,029
Republic of Paraguay	5.600%	3/13/48	1,740	1,788
Total Paraguay (Cost $2,764)				2,817

13

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Peru (1.1%)
Sovereign Bonds (1.1%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	500	511
Republic of Peru	8.750%	11/21/33	50	75
Republic of Peru	5.625%	11/18/50	300	360
Total Peru (Cost $940)				946
Philippines (4.3%)
Sovereign Bonds (4.3%)
Republic of the Philippines	4.000%	1/15/21	1,000	1,023
Republic of the Philippines	4.200%	1/21/24	500	520
Republic of the Philippines	5.500%	3/30/26	985	1,118
Republic of the Philippines	9.500%	2/2/30	650	989
Total Philippines (Cost $3,639)				3,650
Poland (0.6%)
Sovereign Bond (0.6%)
Republic of Poland	5.125%	4/21/21	500	531
Total Poland (Cost $535)				531
Romania (2.0%)
Sovereign Bonds (2.0%)
Republic of Romania	6.125%	1/22/44	250	300
2 Romania	3.375%	2/8/38	1,125	1,381
Total Romania (Cost $1,707)				1,681
Russia (5.0%)
Corporate Bond (0.4%)
Lukoil International Finance BV	3.416%	4/24/18	300	300
				300
Sovereign Bonds (4.6%)
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	600	635
Russian Federation	5.000%	4/29/20	300	310
Russian Federation	4.250%	6/23/27	200	199
Russian Federation	4.375%	3/21/29	1,400	1,382
Russian Federation	5.250%	6/23/47	1,400	1,400
				3,926
Total Russia (Cost $4,266)				4,226
Saudi Arabia (0.7%)
Sovereign Bond (0.7%)
Kingdom of Saudi Arabia	4.625%	10/4/47	600	572
Total Saudi Arabia (Cost $601)				572
Senegal (0.6%)
Sovereign Bond (0.6%)
2 Republic of Senegal	4.750%	3/13/28	400	491
Total Senegal (Cost $496)				491
Serbia, Republic Of (0.2%)
Sovereign Bond (0.2%)
Republic of Serbia	4.875%	2/25/20	200	205
Total Serbia, Republic Of (Cost $203)				205

14

Emerging Markets Bond Fund

Face	Market
Maturity	Amount	Value •
Coupon	Date	($000)	($000)
South Korea (0.5%)
Sovereign Bond (0.5%)
Korea Development Bank	2.500%	3/11/20	400	395
Total South Korea (Cost $398)	395
Sri Lanka (2.9%)
Sovereign Bonds (2.9%)
Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	400	407
Democratic Socialist Republic of Sri Lanka	5.750%	1/18/22	2,000	2,028
Total Sri Lanka (Cost $2,451)	2,435
Trinidad And Tobago (0.7%)
Sovereign Bond (0.7%)
Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	600	632
Total Trinidad And Tobago (Cost $633)	632
Turkey (1.5%)
Sovereign Bonds (1.5%)
Republic of Turkey	7.000%	6/5/20	200	212
Republic of Turkey	5.750%	5/11/47	1,225	1,088
Total Turkey (Cost $1,341)	1,300
Ukraine (1.0%)
Sovereign Bonds (1.0%)
Ukraine	7.750%	9/1/24	250	256
Ukraine	7.750%	9/1/25	300	307
3	Ukraine Government International Bond	7.375%	9/25/32	325	314
Total Ukraine (Cost $894)	877
United Arab Emirates (0.5%)
Sovereign Bond (0.5%)
Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	400	417
Total United Arab Emirates (Cost $418)	417
United Kingdom (0.9%)
Sovereign Bond (0.9%)
3	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	750	788
Total United Kingdom (Cost $788)	788
United States (3.4%)
U. S. Government and Agency Obligations (3.4%)
United States Treasury Note/Bond	2.250%	8/15/27	3,000	2,875
Total United States (Cost $2,855)	2,875
Venezuela (0.6%)
Sovereign Bonds (0.6%)
5	Bolivarian Republic of Venezuela	11.750%	10/21/26	640	213
5	Bolivarian Republic of Venezuela	7.000%	3/31/38	500	153
[3,5] Petroleos de Venezuela SA	6.000%	11/15/26	150	40
5	Petroleos de Venezuela SA	5.375%	4/12/27	462	128
Total Venezuela (Cost $465)	534

15

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Vietnam (1.5%)
Sovereign Bond (1.5%)
Socialist Republic of Vietnam	6.750%	1/29/20	1,200	1,266
Total Vietnam (Cost $1,278)				1,266

			Shares
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
6 Vanguard Market Liquidity Fund (Cost $2,885)	1.775%		28,858	2,886
Total Temporary Cash Investments (Cost $2,885)				2,886
Total Investments (100.9%) (Cost $85,283)				84,833
Other Assets and Liabilities (-0.9%)
Other Assets[7]				5,355
Liabilities				(6,096)
				(741)
Net Assets (100%)				84,092

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding Segregated Securities)				81,947
Affiliated Vanguard Funds				2,886
Total Investments in Securities				84,833
Investment in Vanguard				4
Receivables for Investment Securities Sold				2,643
Receivables for Accrued Income				1,053
Receivables for Capital Shares Issued				448
Variation Margin Receivable—Futures Contracts				9
Unrealized Appreciation—Forward Currency Contracts				92
Unrealized Appreciation—Swap Contracts				74
Other Assets [6]				2,895
Total Assets				92,051
Liabilities
Payables for Investment Securities Purchased				7,194
Payables for Capital Shares Redeemed				613
Payables to Vanguard				22
Variation Margin Payable—Futures Contracts				16
Unrealized Depreciation—Forward Currency Contracts				102
Unrealized Depreciation—Swap Contracts				11
Other Liabilities				1
Total Liabilities				7,959
Net Assets				84,092

16

Emerging Markets Bond Fund

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	84,597
Undistributed Net Investment Income	15
Accumulated Net Realized Losses	(60)
Unrealized Appreciation (Depreciation)
Investment Securities	(450)
Futures Contracts	(63)
Swap Contracts	63
Forward Currency Contracts	(10)
Foreign Currencies	—
Net Assets	84,092

Investor Shares—Net Assets
Applicable to 4,653,998 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	48,995
Net Asset Value Per Share—Investor Shares	$10.53

Admiral Shares—Net Assets
Applicable to 1,432,742 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	35,097
Net Asset Value Per Share—Admiral Shares	$24.50

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate value of these securities was
$2,840,000, representing 3.3% of net assets.
2 Face amount denominated in euro.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Face amount denominated in Indonesian rupiah.
5 Non-income-producing security—security in default.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Cash of $70,000 has been segregated as initial margin for open futures contracts.

17

Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	June 2018	23	2,987	51

Short Futures Contracts
Ultra Long U. S. Treasury Bond	June 2018	(14)	(2,247)	(67)
Euro-Buxl	June 2018	(5)	(1,017)	(33)
Euro-Bund	June 2018	(4)	(785)	(14)
				(114)
				(63)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

18

Emerging Markets Bond Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	4/16/18	EUR	1,251	USD	1,543	(2)
JPMorgan Chase Bank, N.A.	4/23/18	AUD	1,100	USD	881	(36)
Credit Suisse International	4/16/18	ILS	2,742	USD	800	(18)
Citibank, N.A.	4/16/18	MXN	14,200	USD	764	15
Toronto-Dominion Bank	4/16/18	RUB	42,802	USD	750	(4)
Toronto-Dominion Bank	4/16/18	RUB	37,768	USD	662	(4)
Bank of America, N.A.	4/16/18	EUR	398	USD	492	(2)
JPMorgan Chase Bank, N.A.	4/16/18	USD	2,405	EUR	1,934	22
Deutsche Bank AG	4/16/18	USD	1,529	EUR	1,242	—
Toronto-Dominion Bank	4/30/18	USD	1,388	AUD	1,800	5
JPMorgan Chase Bank, N.A.	4/16/18	USD	1,226	EUR	998	(3)
Citibank, N.A.	4/16/18	USD	1,071	ZAR	12,691	2
Barclays Capital	4/23/18	USD	880	AUD	1,100	35
Toronto-Dominion Bank	4/16/18	USD	763	MXN	14,219	(18)
Toronto-Dominion Bank	4/16/18	USD	750	COP	2,137,875	(15)
Toronto-Dominion Bank	4/16/18	USD	662	EUR	535	3
HSBC Bank USA N.A.	4/16/18	USD	583	TRY	2,274	10
Goldman Sachs Bank AG	4/16/18	USD	450	TRY	1,784	—
Credit Suisse International	4/16/18	USD	413	ZAR	4,900	—
Barclays Capital	4/16/18	USD	404	TRY	1,600	—
Toronto-Dominion Bank	4/16/18	USD	66	IDR	909,424	—
						(10)

AUD—Australian dollar.
COP—Colombian peso.
EUR—Euro.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
MXN—Mexican peso.
RUB—Russian ruble.
TRY—New Turkish Lira.
USD—U.S. dollar.
ZAR—South African rand.

Unrealized appreciation (depreciation) on open forward currency contracts, except for Indonesian rupiah, is treated as ordinary income for tax purposes. Unrealized appreciation (depreciation) for Indonesian rupiah forward currency contracts is generally treated the same for financial reporting and tax purposes.

19

Emerging Markets Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Ministry of Finance
Malaysia/A3	6/20/23	CITNA	1,600	1.000	20	(21)	(1)
Republic of Indonesia/
Baa3	6/20/23	BNPSW	700	1.000	(1)	1	—
Republic of Peru/A3	6/20/23	GSI	6,200	1.000	50	(53)	(3)
Russian Federation/
Ba1	6/20/23	BNPSW	300	1.000	(3)	3	—
					(66)	(70)	(4)

Credit Protection Purchased
Federative Republic of
Brazil	6/20/23	JPMC	600	(1.000)	17	(18)	(1)
Republic of
South Africa	6/20/23	BARC	340	(1.000)	8	(11)	(3)
Republic of Turkey	6/20/23	BNPSW	630	(1.000)	26	(29)	(3)
					51	(58)	(7)
							(11)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
		Notional	Received	Received		Appreciation
		Amount	(Paid)	(Paid)[1]	Value	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)	($000)
1/2/25	HSBC	1,001	10.388	(6.390)	26	26
1/2/25	HSBC	1,800	9.848	(6.390)	24	24
1/2/25	HSBC	1,550	9.930	(6.390)	24	24
					74	74

HSBC—HSBC Holdings plc
1 Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.
20

Emerging Markets Bond Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Interest[1]	1,057
Total Income	1,057
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	100
Management and Administrative—Admiral Shares	27
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	—
Custodian Fees	2
Shareholders’ Reports and Proxy—Investor Shares	3
Shareholders’ Reports and Proxy—Admiral Shares	—
Total Expenses	132
Net Investment Income	925
Realized Net Gain (Loss)
Investment Securities Sold[1]	102
Futures Contracts	27
Options	27
Swap Contracts	(17)
Forward Currency Contracts	(200)
Foreign Currencies	130
Realized Net Gain (Loss)	69
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(718)
Futures Contracts	(61)
Swap Contracts	55
Forward Currency Contracts	(21)
Foreign Currencies	(3)
Change in Unrealized Appreciation (Depreciation)	(748)
Net Increase (Decrease) in Net Assets Resulting from Operations	246

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $25,000, ($2,000), and $1,000 respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	925	549
Realized Net Gain (Loss)	69	569
Change in Unrealized Appreciation (Depreciation)	(748)	(318)
Net Increase (Decrease) in Net Assets Resulting from Operations	246	800
Distributions
Net Investment Income
Investor Shares	(675)	(558)
Admiral Shares	(266)	—
Realized Capital Gain[1]
Investor Shares	(630)	(501)
Admiral Shares	—	—
Total Distributions	(1,571)	(1,059)
Capital Share Transactions
Investor Shares	37,819	1,059
Admiral Shares	35,451	—
Net Increase (Decrease) from Capital Share Transactions	73,270	1,059
Total Increase (Decrease)	71,945	800
Net Assets
Beginning of Period	12,147	11,347
End of Period[2]	84,092	12,147

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $531,000 and $478,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,000 and ($13,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Bond Fund

Financial Highlights

Investor Shares
	Six Months	Year	Mar. 10,
	Ended	Ended	2016[1] to
	Mar. 31,	Sept. 30, Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$10.76	$11.07	$10.00
Investment Operations
Net Investment Income	. 213 [2]	.504[2]	.286
Net Realized and Unrealized Gain (Loss) on Investments	(.039)	.184	1.050
Total from Investment Operations	.174	.688	1.336
Distributions
Dividends from Net Investment Income	(.193)	(. 514)	(. 266)
Distributions from Realized Capital Gains	(.211)	(.484)	—
Total Distributions	(. 404)	(. 998)	(. 266)
Net Asset Value, End of Period	$10.53	$10.76	$11.07

Total Return[3]	1.62%	7.01%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$49	$12	$11
Ratio of Total Expenses to Average Net Assets	0.61%	0.60%	0.60%[4]
Ratio of Net Investment Income to Average Net Assets	3.90%	4.79%	4.85%[4]
Portfolio Turnover Rate	331%	261%	153%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Bond Fund

Financial Highlights

Admiral Shares
		December 6, 2017[1] to
For a Share Outstanding Throughout the Period		March 31, 2018
Net Asset Value, Beginning of Period		$24.80
Investment Operations
Net Investment Income		. 289 [2]
Net Realized and Unrealized Gain (Loss) on Investments	.	(.288)
Total from Investment Operations		. 01
Distributions
Dividends from Net Investment Income		(.310)
Distributions from Realized Capital Gains		—
Total Distributions		(. 310)
Net Asset Value, End of Period		$24.50

Total Return[3]		0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)		$35
Ratio of Total Expenses to Average Net Assets		0.46%
Ratio of Net Investment Income to Average Net Assets		4.05%
Portfolio Turnover Rate		331%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Admiral Shares were issued on December 6, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

25

Emerging Markets Bond Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2018, the fund’s average investment in forward currency contracts represented 15% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market.

26

Emerging Markets Bond Fund

The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

27

Emerging Markets Bond Fund

During the six months ended March 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 7% and 6% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended March 31, 2018, the fund’s average value of options purchased and options written each represented 0% of net assets, respectively, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the

28

Emerging Markets Bond Fund

fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $4,000, representing 0.00% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

29

Emerging Markets Bond Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	1,239	—
Sovereign Bonds	—	80,708	—
Temporary Cash Investments	2,886	—	—
Futures Contracts—Assets[1]	9
Futures Contracts—Liabilities[1]	(16)	—	—
Forward Currency Contracts—Assets	—	92	—
Forward Currency Contracts— Liabilities	—	(102)	—
Swap Contracts—Assets	—	74	—
Swap Contracts—Liabilities	—	(11)	—
Total	2,879	82,000	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	—	—	9	9
Unrealized Appreciation—Forward Currency Contracts	—	92	—	92
Unrealized Appreciation—Swap Contracts	—	—	74	74
Total Assets	—	92	83	175

Variation Margin Payable—Futures Contracts	—	—	(16)	(16)
Unrealized Depreciation—Forward Currency Contracts	—	(102)	—	(102)
Unrealized Depreciation—Swap Contracts	(11)	—	—	(11)
Total Liabilities	(11)	(102)	(16)	(129)

30

Emerging Markets Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2018, were:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	—	—	27	27
Options	—	27	—	27
Forward Currency Contracts	—	(200)	—	(200)
Swap Contracts	(17)	—	—	(17)
Realized Net Gain (Loss) on Derivatives	(17)	(173)	27	(163)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	—	(61)	(61)
Forward Currency Contracts	—	(21)	—	(21)
Swap Contracts	(19)	—	74	55
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(19)	(21)	13	(27)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2018, the fund realized net foreign currency gains of $57,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2018, the cost of investment securities for tax purposes was $85,284,000. Net unrealized depreciation of investment securities for tax purposes was $451,000, consisting of unrealized gains of $430,000 on securities that had risen in value since their purchase and $881,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $126,721,000 of investment securities and sold $62,591,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,050,000 and $9,113,000, respectively.

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Emerging Markets Bond Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	40,809	3,807	—	—
Issued in Lieu of Cash Distributions	1,283	121	1,059	103
Redeemed	(4,273)	(403)	—	—
Net Increase (Decrease)—Investor Shares	37,819	3,525	1,059	103
Admiral Shares[1]
Issued	40,726	1,648	—	—
Issued in Lieu of Cash Distributions	228	9	—	—
Redeemed	(5,503)	(224)	—	—
Net Increase (Decrease)—Admiral Shares	35,451	1,433	—	—
1 Inception was December 6, 2017, for Admiral Shares.

At March 31, 2018, one shareholder was the record or beneficial owner of 39% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Bond Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,016.20	$3.07
Admiral Shares	1,000.00	1,001.61	2.30
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,021.89	$3.07
Admiral Shares	1,000.00	1,022.64	2.32

The calculations are based on expenses incurred in the current period. The fund’s annualized expense ratios for that period are 0.61% for Investor Shares and 0.46% for Admiral Shares. For Admiral Shares, the dollar amount shown as ”Expenses Paid” is equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period since inception, December 6, 2017, then divided by the number of days in the most recent 12-month period (116/365). For Investor Shares, the dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (182/365).

34

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Bond Fund has renewed the investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2016 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2016, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were below the peer group average. Information about the fund’s expenses appears in the About Your Fund Expenses section of this report as well as in the Financial Statements section.

35

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

36

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14312 052018

Semiannual Report | March 31, 2018
Vanguard Institutional Bond Funds
Vanguard Institutional Short-Term Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Results of Proxy Voting.	4
Institutional Short-Term Bond Fund.	6
Institutional Intermediate-Term Bond Fund.	38
About Your Fund’s Expenses.	80
Trustees Approve Advisory Arrangements.	82
Glossary.	84

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, Vanguard Institutional Short-Term Bond Fund returned –0.24% and Vanguard Institutional Intermediate-Term Bond Fund returned –1.16%. The Short-Term Fund outperformed its benchmark and the average return of its peer group; the Intermediate-Term Fund fell just shy of its benchmark.

• The bond market during the period was marked by rising interest rates and an upswing in volatility. Short-term maturities moved higher as the Federal Reserve notched two rate increases. Longer-term rates rose on the prospect of solid economic growth and higher inflation, although they eased back a little toward the end of the period.

• The funds’ durations were a little shorter than those of their benchmarks, a positive in a rising-rate environment. On the other hand, an overweight to lower-rated investment-grade bonds detracted from the relative performance of the Intermediate-Term Fund and, to a lesser extent, the Short-Term Fund.

Total Returns: Six Months Ended March 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund
Institutional Plus Shares	2.48%	1.00%	-1.24%	-0.24%
Bloomberg Barclays U.S. 1–3 Year
Government/Credit ex Baa Index				-0.42
1–5 Year Investment-Grade Debt Funds Average				-0.37
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	2.80%	1.13%	-2.29%	-1.16%
Bloomberg Barclays U.S. Intermediate Aggregate
ex Baa Index				-1.12

Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,930,092,408	11,735,364	99.4%
Emerson U. Fullwood	1,928,646,766	13,181,005	99.3%
Amy Gutmann	1,929,464,755	12,363,017	99.4%
JoAnn Heffernan Heisen	1,929,642,570	12,185,201	99.4%
F. Joseph Loughrey	1,928,796,727	13,031,044	99.3%
Mark Loughridge	1,929,651,616	12,176,156	99.4%
Scott C. Malpass	1,929,376,782	12,450,990	99.4%
F. William McNabb III	1,927,619,020	14,208,752	99.3%
Deanna Mulligan	1,929,546,113	12,281,658	99.4%
André F. Perold	1,924,447,639	17,380,132	99.1%
Sarah Bloom Raskin	1,929,965,439	11,862,333	99.4%
Peter F. Volanakis	1,929,234,485	12,593,287	99.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Intermediate-Term
Bond Fund	586,537,218	0	0	0	100.0%
Institutional Short-Term
Bond Fund	501,223,663	0	0	0	100.0%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Intermediate-Term
Bond Fund	586,537,218	0	0	0	100.0%
Institutional Short-Term
Bond Fund	501,223,663	0	0	0	100.0%

Institutional Short-Term Bond Fund

Fund Profile
As of March 31, 2018

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S. 1–3	U.S.
		Year	Aggregate
		Gov/Credit	Float
		ex Baa	Adjusted
	Fund	Index	Index
Number of Bonds	681	1,002	9,826
Yield to Maturity
(before expenses)	2.8%	2.4%	3.1%
Average Coupon	2.3%	2.0%	3.1%
Average Duration	1.8 years	1.9 years	6.2 years
Average Effective
Maturity	2.0 years	2.0 years	8.4 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	2.48%	—	—
Short-Term
Reserves	2.8%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	34.7%
Commercial Mortgage-Backed	2.0
Finance	23.4
Foreign	14.7
Industrial	6.8
Treasury/Agency	16.9
Utilities	1.3
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	U.S. 1–3 Year	Barclays U.S.
	Gov/Credit	Aggregate Float
	ex Baa Index	Adjusted Index
R-Squared	0.91	0.74
Beta	0.95	0.22

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	16.9%
Aaa	43.8
Aa	15.5
A	21.7
Not Rated	2.1

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	21.8%
1 - 3 Years	62.7
3 - 5 Years	13.0
5 - 7 Years	1.5
7 - 10 Years	1.0

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018
				Bloomberg
				Barclays
				U.S. 1–3 Year
				Gov/Credit
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	0.00%	2.86%	2.86%	4.57%
2009	0.00	8.70	8.70	5.70
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24
2016	1.37	0.38	1.75	1.11
2017	1.67	-0.57	1.10	0.49
2018	1.00	-1.24	-0.24	-0.42
Note: For 2018, performance data reflect the six months ended March 31, 2018.

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Average Annual Total Returns: Periods Ended March 31, 2018

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Plus Shares	12/7/2004	0.63%	1.03%	0.45%	1.49%	1.94%

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (16.4%)
U. S. Government Securities (3.6%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	52,900	55,915
	United States Treasury Note/Bond	1.500%	2/28/19	22,000	21,880
	United States Treasury Note/Bond	1.625%	3/31/19	19,000	18,905
	United States Treasury Note/Bond	1.500%	10/31/19	13,600	13,443
	United States Treasury Note/Bond	1.750%	11/30/19	10,400	10,315
	United States Treasury Note/Bond	1.875%	12/31/19	76,000	75,501
	United States Treasury Note/Bond	2.000%	1/31/20	8,770	8,729
	United States Treasury Note/Bond	2.250%	2/29/20	16,700	16,692
[1,2]	United States Treasury Note/Bond	1.500%	5/15/20	20,000	19,666
					241,046
Agency Bonds and Notes (12.8%)
3	AID-Jordan	2.578%	6/30/22	13,750	13,615
4	Federal Home Loan Banks	0.625%	8/7/18	5,720	5,696
4	Federal Home Loan Banks	0.875%	10/1/18	34,500	34,312
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	2,993
4	Federal Home Loan Banks	1.375%	3/18/19	27,150	26,940
4	Federal Home Loan Banks	5.375%	5/15/19	23,000	23,801
4	Federal Home Loan Banks	0.875%	8/5/19	110,200	108,213
4	Federal Home Loan Banks	2.125%	2/11/20	103,000	102,605
4	Federal Home Loan Banks	2.375%	3/30/20	25,800	25,819
4	Federal Home Loan Banks	1.375%	9/28/20	23,700	23,113
5	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	79,990	79,527
5	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	6,300	6,192
5	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	120,750	119,338
5	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	97,200	96,994
5	Federal National Mortgage Assn.	1.375%	1/28/19	17,000	16,898
5	Federal National Mortgage Assn.	0.875%	8/2/19	8,100	7,955
5	Federal National Mortgage Assn.	2.000%	10/5/22	53,600	52,210
5	Federal National Mortgage Assn.	2.375%	1/19/23	55,400	54,683
5	Federal National Mortgage Assn.	1.875%	9/24/26	13,750	12,665
4	Financing Corp.	0.000%	11/2/18	3,090	3,053
4	Tennessee Valley Authority	2.250%	3/15/20	25,400	25,329
					841,951
Conventional Mortgage-Backed Securities (0.0%)
[5,6]	Freddie Mac Gold Pool	6.000%	4/1/28	8	9
Total U.S. Government and Agency Obligations (Cost $1,090,292)					1,083,006

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (38.0%)
6	Ally Auto Receivables Trust 2016-1	1.730%	11/16/20	19,500	19,331
6	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	3,350	3,284
6	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	5,150	5,121
6	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,370	1,352
6	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	16,385	16,379
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	16,710	16,414
[6,7]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	2,055	2,138
[6,7]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	447	454
[6,7]	Avis Budget Rental Car Funding AESOP
	LLC 2017-1A	3.070%	9/20/23	4,735	4,709
[6,7]	Avis Budget Rental Car Funding AESOP
	LLC 2017-2A	2.970%	3/20/24	5,490	5,385
6	BA Credit Card Trust 2017-A2	1.840%	1/17/23	2,070	2,028
6	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	180	183
6	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	344	348
6	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	110	110
6	BANK 2017 - BNK4	3.625%	5/15/50	410	414
6	BANK 2017 - BNK5	3.390%	6/15/60	430	426
6	BANK 2017 - BNK6	3.254%	7/15/60	290	285
6	BANK 2017 - BNK6	3.518%	7/15/60	220	219
6	BANK 2017 - BNK7	3.435%	9/15/60	200	199
6	BANK 2017 - BNK8	3.488%	11/15/50	740	739
6	BANK 2017 - BNK9	3.538%	11/15/54	680	681
6	BANK 2018 - BNK10	3.641%	2/15/61	240	243
6	BANK 2018 - BNK10	3.688%	2/15/61	630	635
*,6,7 Bank of America Student Loan Trust
	2010-1A	2.545%	2/25/43	3,093	3,093
7	Bank of Montreal	1.750%	6/15/21	15,060	14,520
	Bank of Nova Scotia	1.875%	4/26/21	38,370	37,234
7	Bank of Nova Scotia	1.875%	9/20/21	27,900	26,907
^,6	Barclays Dryrock Issuance Trust 2017-2	2.077%	5/15/23	6,390	6,399
6	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	60	61
6	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	390	393
6	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	10	10
6	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	2,050	2,107
6	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	370	384
6	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	12,000	11,881
6	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	3,740	3,696
6	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	2,010	1,989
*,6	Brazos Higher Education Authority Inc.
	Series 2005-3	2.486%	6/25/26	2,204	2,190
*,6	Brazos Higher Education Authority Inc.
	Series 2011-1	2.744%	2/25/30	3,232	3,259
6	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	5,500	5,442
^,6	Cabela’s Credit Card Master Note Trust
	2016-1	2.627%	6/15/22	55,030	55,426

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	Canadian Pacer Auto Receiveable Trust
	A Series 2017	2.050%	3/19/21	1,180	1,165
[6,7]	Canadian Pacer Auto Receiveable Trust
	A Series 2017	2.286%	1/19/22	830	814
^,6	Capital One Multi-Asset Execution Trust
	2016-A2	2.407%	2/15/24	10,720	10,860
6	Capital One Multi-Asset Execution Trust
	2017-A4	1.990%	7/17/23	9,685	9,515
^,6,7 CARDS II Trust 2017-2		2.037%	10/17/22	11,435	11,436
6	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	8,300	8,265
6	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	6,530	6,478
6	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	5,075	5,030
6	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	11,970	11,791
6	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	23,320	22,996
6	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	11,090	10,751
6	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	12,120	11,885
6	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	6,600	6,510
6	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	3,740	3,677
6	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	7,120	7,090
6	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	9,630	9,558
6	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	1,520	1,509
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	470	476
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	210	209
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	680	673
6	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	520	518
6	CenterPoint Energy Transition Bond Co. IV
	LLC 2012-1	2.161%	10/15/21	9,566	9,499
[6,7]	CFCRE Commercial Mortgage Trust 2011-C2	5.755%	12/15/47	1,609	1,740
6	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,012	2,016
[6,7]	Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	11,170	11,158
[6,7]	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	21,280	21,171
[6,7]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	10,570	10,499
[6,7]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.870%	2/15/22	5,870	5,750
6	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	2,350	2,330
[6,7]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	349	355
6	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	534	533
6	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	571	567
6	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	177	181
6	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	2,186	2,265
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	1,047	1,062
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	1,617	1,658
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	576	583

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	205	206
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	471	471
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	2,091	2,113
6	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	260	266
6	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	1,236	1,212
6	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	590	587
6	Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	590	586
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	8,340	8,207
6	CNH Equipment Trust 2017-B	2.170%	4/17/23	4,900	4,790
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	221	220
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	706
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	288	284
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	241	237
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	177	174
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	684	706
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	598	626
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	336	343
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	877	910
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	461	482
6	COMM 2013-CCRE9 Mortgage Trust	4.243%	7/10/45	1,572	1,650
[6,7]	COMM 2013-CCRE9 Mortgage Trust	4.267%	7/10/45	2,461	2,555
[6,7]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	258	264
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	130	136
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	745	737
[6,7]	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	807	790
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	305	319
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	766	792
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	272	279
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	90	91
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	1,964	2,015
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	1,596	1,614
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,098	1,106
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,232	1,269
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	440	436
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	671	682
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	30	30
7	Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,259
7	Commonwealth Bank of Australia	2.125%	7/22/20	9,820	9,694
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	20	20
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	852	869
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	970	968
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	560	558
[6,7]	Daimler Trucks Retail Trust DTRT_2018-1	2.850%	7/15/21	40,460	40,457
[6,7]	Daimler Trucks Retail Trust DTRT_2018-1	3.030%	11/15/24	11,200	11,199
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	400	393
[6,7]	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	10,190	10,143
[6,7]	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	5,500	5,444
[6,7]	DLL Securitization Trust Series 2017-A	2.140%	12/15/21	2,870	2,831

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	1,700	1,666
7	DNB Boligkreditt AS	2.500%	3/28/22	8,970	8,801
[6,7]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	12,450	12,420
[6,7]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	4,580	4,532
[6,7]	Enterprise Fleet Financing LLC Series 2017-3	2.360%	5/20/23	6,380	6,281
[6,7]	Enterprise Fleet Financing LLC Series 2018-1	3.100%	10/20/23	6,460	6,459
^,6,7 Evergreen Credit Card Trust Series 2016-1		2.497%	4/15/20	17,410	17,413
^,6,7 Evergreen Credit Card Trust Series 2017-1		2.037%	10/15/21	17,810	17,812
[5,6]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	11,795	11,270
[5,6]	FHLMC Multifamily Structured Pass
	Through Certificates K069	3.187%	9/25/27	2,400	2,388
[5,6]	FHLMC Multifamily Structured Pass
	Through Certificates K072	3.444%	12/25/27	360	366
[5,6]	FHLMC Multifamily Structures Pass
	Through Certificates K073	3.350%	1/25/28	720	725
6	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	12,650	12,369
^,6	First National Master Note Trust 2017-1	2.177%	4/18/22	14,990	15,014
^,6	First National Master Note Trust 2017-2	2.217%	10/16/23	5,560	5,566
6	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	5,930	5,876
6	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	3,000	2,970
[6,7]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	14,450	14,400
[6,7]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,120	1,114
6	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	16,855	16,722
[6,7]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	37,000	36,667
6	Ford Credit Auto Owner Trust 2016-A	1.600%	6/15/21	12,130	11,974
[6,7]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	35,255	34,670
[6,7]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	25,450	24,719
[6,7]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	54,570	53,894
[6,7]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	28,070	27,283
[6,7]	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	6,030	5,975
6	Ford Credit Floorplan Master Owner
	Trust A Series 2017-1	2.070%	5/15/22	59,120	58,217
6	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	27,020	26,633
6	Ford Credit Floorplan Master Owner
	Trust A Series 2018-1	2.950%	5/15/23	35,410	35,463
6	GM Financial Automobile Leasing
	Trust 2015-3	1.690%	3/20/19	4,225	4,222
6	GM Financial Automobile Leasing
	Trust 2017-1	2.260%	8/20/20	9,200	9,144
6	GM Financial Automobile Leasing
	Trust 2017-2	2.180%	6/21/21	5,520	5,463
6	GM Financial Automobile Leasing
	Trust 2017-3	1.720%	1/21/20	25,630	25,479
6	GM Financial Automobile Leasing
	Trust 2017-3	2.010%	11/20/20	10,880	10,773
6	GM Financial Automobile Leasing
	Trust 2017-3	2.120%	9/20/21	3,500	3,462
6	GM Financial Automobile Leasing
	Trust 2018-1	2.610%	1/20/21	21,080	21,023
[6,7]	GM Financial Consumer Automobile
	2017-3	2.130%	3/16/23	3,820	3,732
^,6,7 GMF Floorplan Owner Revolving
	Trust 2016-1	2.627%	5/17/21	28,850	29,050
[6,7]	GMF Floorplan Owner Revolving
	Trust 2017-2	2.130%	7/15/22	26,530	26,138

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	GMF Floorplan Owner Revolving
	Trust 2018-2	3.130%	3/15/23	25,550	25,623
[6,7]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	76,660	75,278
^,6,7 Golden Credit Card Trust 2017-4A		2.297%	7/15/24	18,210	18,289
[6,7]	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	20,370	20,217
*,6,7 Gosforth Funding 2016-1A plc		2.539%	2/15/58	18,657	18,704
[6,7]	GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.600%	6/15/21	3,400	3,384
[6,7]	GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.830%	6/17/24	2,210	2,198
[6,7]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	117	123
6	GS Mortgage Securities Trust 2013-GC13	4.057%	7/10/46	805	842
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	701	697
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	2,460	2,542
6	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	390	386
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	590	597
6	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	950	953
[6,7]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	10,525	10,387
[6,7]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	7,858	7,780
[6,7]	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	2,605	2,580
[6,7]	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	2,200	2,172
[6,7]	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	1,284	1,272
*,6,7 Holmes Master Issuer plc 2018-1		2.146%	10/15/54	12,750	12,742
6	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	7,720	7,580
6	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	2,630	2,589
[6,7]	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	440	425
[6,7]	Hyundai Auto Lease Securitization
	Trust 2017-B	2.130%	3/15/21	13,650	13,523
[6,7]	Hyundai Auto Lease Securitization
	Trust 2017-C	2.120%	2/16/21	9,830	9,739
[6,7]	Hyundai Auto Lease Securitization
	Trust 2017-C	2.210%	9/15/21	1,930	1,908
[6,7]	Hyundai Auto Lease Securitization
	Trust 2018-A	2.810%	4/15/21	22,830	22,823
[6,7]	Hyundai Auto Lease Securitization
	Trust 2018-A	2.890%	3/15/22	7,230	7,231
6	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	11,030	10,937
6	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	5,940	5,798
[6,7]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	8,360	8,294
*,6	Illinois Student Assistance Commission
	Series 2010-1	2.795%	4/25/22	657	658
[6,7]	Irvine Core Office Trust 2013-IRV	3.174%	5/15/48	1,333	1,323
6	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,845	1,836
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	1,935	1,902
6	John Deere Owner Trust 2017-A	2.110%	12/15/23	10,750	10,618
6	John Deere Owner Trust 2017-B	2.110%	7/15/24	5,940	5,824
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	85	87
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	4.070%	11/15/43	227	232
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	170	170
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	400	415

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.408%	8/15/46	673	716
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	3,003	3,106
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	240	237
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,283	1,277
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	836	832
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	1,353	1,399
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	234	238
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	194	199
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	900	939
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	767	756
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	60	61
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	170	169
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	1,223	1,245
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.031%	7/15/45	1,425	1,458
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	170	173
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	252	262
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	194	197
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	834	871
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	1,085	1,126
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	544	567
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C19	3.997%	4/15/47	100	104
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.493%	8/15/47	190	191
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	853	863
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	470	476
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	340	339
6	JPMDB Commercial Mortgage Securities
	Trust 2017-C7	3.409%	10/15/50	130	128
[6,7]	Kubota Credit Owner Trust 2017-1A	2.160%	3/15/24	3,870	3,785
*,6,7 Lanark Master Issuer plc 2018-1A		2.236%	12/22/69	4,500	4,505

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	LB-UBS Commercial Mortgage Trust
	2008-C1	6.319%	4/15/41	40	40
^,6,7 Master Credit Card Trust II Series 2018-1A		2.331%	7/22/24	8,830	8,857
6	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	6,420	6,407
6	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	9,640	9,603
6	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	960	954
^,6,7 Mercedes-Benz Master Owner Trust 2017-B		2.197%	5/16/22	7,473	7,496
[6,7]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	1,075	1,074
[6,7]	MMAF Equipment Finance LLC 2013-AA	1.680%	5/11/20	903	902
[6,7]	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	7,037	7,034
[6,7]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	7,480	7,220
[6,7]	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	10,320	10,155
[6,7]	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	5,160	5,029
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.176%	8/15/45	399	400
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	387	390
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C6	2.858%	11/15/45	201	199
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.082%	7/15/46	1,810	1,883
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.960%	8/15/46	873	898
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	4.167%	8/15/46	130	135
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	3.824%	10/15/46	193	198
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	50	52
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C13	4.039%	11/15/46	75	78
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.064%	2/15/47	194	201
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.384%	2/15/47	194	201
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	1,214	1,233
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	1,645	1,704
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	1,385	1,422
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.094%	6/15/47	361	372
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.451%	7/15/50	20	20
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	130	132
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	240	240
[6,7]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	883	862
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,160	2,198
6	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,270	1,274
6	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	140	141
6	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	472	474
^,6,7 Motor plc 2017 1A		2.401%	9/25/24	14,360	14,465

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	National Australia Bank Ltd.	2.250%	3/16/21	37,180	36,499
7	National Australia Bank Ltd.	2.400%	12/7/21	24,010	23,543
^,6	Navient Student Loan Trust 2014-8	2.311%	4/25/23	14,900	14,925
^,6	Navient Student Loan Trust 2015-3	2.522%	6/26/56	16,600	16,643
^,6,7 Navient Student Loan Trust 2016-2		2.922%	6/25/65	5,810	5,882
^,6,7 Navient Student Loan Trust 2016-3		2.721%	6/25/65	5,140	5,186
^,6,7 Navient Student Loan Trust 2016-6A		2.621%	3/25/66	35,210	35,522
^,6,7 Navient Student Loan Trust 2017-1		2.621%	7/26/66	12,020	12,121
^,6,7 Navient Student Loan Trust 2017-3A		2.472%	7/26/66	8,910	8,965
^,6,7 Navient Student Loan Trust 2017-4A		2.372%	9/27/66	7,760	7,780
^,6,7 Navient Student Loan Trust 2018-1		1.828%	3/25/67	1,687	1,687
^,6,7 Navient Student Loan Trust 2018-1		1.988%	3/25/67	2,140	2,138
^,6,7 Navient Student Loan Trust 2018-1		2.358%	3/25/67	2,650	2,654
^,6,7 Navistar Financial Dealer ^, Note Master
	Trust II 2017-1A	2.652%	6/27/22	11,440	11,491
[6,7]	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	8,250	8,250
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	14,210	14,082
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	5,130	5,080
6	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	13,560	13,438
6	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	3,780	3,737
6	Nissan Auto Receivables 2017-C Owner
	Trust	2.120%	4/18/22	14,140	13,983
6	Nissan Auto Receivables 2017-C Owner
	Trust	2.280%	2/15/24	7,970	7,826
^,6	Nissan Master Owner Trust Receivables
	Series 2017-C	2.097%	10/17/22	32,660	32,718
*,6	North Carolina State Education Assistance
	Authority 2011-1	2.645%	1/26/26	54	54
[6,7]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	481	494
[6,7]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	250	245
^,6,7 PHEAA Student Loan Trust 2016-2A		2.822%	11/25/65	13,440	13,474
	Royal Bank of Canada	2.200%	9/23/19	14,165	14,127
	Royal Bank of Canada	2.100%	10/14/20	24,220	23,773
6	Royal Bank of Canada	1.875%	2/5/21	4,900	4,822
	Royal Bank of Canada	2.300%	3/22/21	13,995	13,832
[6,7]	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	1,890	1,869
[6,7]	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	14,790	14,788
[6,7]	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	5,180	5,180
[6,7]	Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	13,513	13,441
[6,7]	Securitized Term Auto Receivables Trust
	2016-1A	1.794%	2/25/21	13,660	13,400
[6,7]	Securitized Term Auto Receivables Trust
	2017-1A	1.890%	8/25/20	26,230	26,091
[6,7]	Securitized Term Auto Receivables Trust
	2017-1A	2.209%	6/25/21	7,900	7,843
[6,7]	Securitized Term Auto Receivables Trust
	2017-2A	2.040%	4/26/21	10,990	10,794
[6,7]	Securitized Term Auto Receivables Trust
	2017-2A	2.289%	3/25/22	3,690	3,591
*,6	SLM Student Loan Trust 2003-14	1.975%	1/25/23	2,104	2,103
*,6	SLM Student Loan Trust 2005-5	1.845%	4/25/25	1,579	1,578
*,6	SLM Student Loan Trust 2005-6	1.855%	7/27/26	349	349
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	2,160	2,099

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Synchrony Credit Card Master Note Trust
	2015-1	2.370%	3/15/23	13,760	13,653
6	Synchrony Credit Card Master Note Trust
	2015-2	1.600%	4/15/21	14,360	14,357
6	Synchrony Credit Card Master Note Trust
	2015-4	2.380%	9/15/23	22,600	22,327
6	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	19,410	19,123
6	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	4,770	4,675
6	Synchrony Credit Card Master Note Trust
	Series 2012-2	2.220%	1/15/22	9,946	9,931
6	Toyota Auto Receivables 2017-D Owner
	Trust	2.120%	2/15/23	740	726
6	Toyota Auto Receivables 2018-A Owner
	Trust	2.350%	5/16/22	6,560	6,512
6	Toyota Auto Receivables 2018-A Owner
	Trust	2.520%	5/15/23	450	445
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	197
6	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	710	711
[6,7]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	1,551	1,552
6	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	228	224
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.244%	4/10/46	30	30
6	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	6,960	6,835
[6,7]	Verizon Owner Trust 2016-2A	1.680%	5/20/21	5,950	5,881
[6,7]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	20,500	20,300
[6,7]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	25,370	25,044
[6,7]	Verizon Owner Trust 2017-3	2.060%	4/20/22	10,000	9,857
[6,7]	Verizon Owner Trust 2018-1	2.820%	9/20/22	31,390	31,392
[6,7]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	1,428	1,416
[6,7]	Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	5,160	5,108
[6,7]	Volvo Financial Equipment LLC Series
	2017-1A	2.210%	11/15/21	4,970	4,908
^,6,7 Volvo Financial Equipment Master Owner
	Trust 2017-A	2.277%	11/15/22	3,190	3,201
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	326	322
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	279	280
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	203	208
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	784	818
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.291%	7/15/46	272	283
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	290	284
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	390	393
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	2,084	2,117

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.525%	12/15/49	270	270
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	50	51
6	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	560	553
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.157%	9/15/50	140	136
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	1,385	1,364
6	Wells Fargo Commercial Mortgage Trust
	2017-C40	3.581%	10/15/50	660	663
6	Wells Fargo Commercial Mortgage Trust
	2017-C41	3.472%	11/15/50	1,150	1,136
6	Wells Fargo Commercial Mortgage Trust
	2017-C42	3.589%	12/15/50	800	803
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	240	242
6	Wells Fargo Commercial Mortgage Trust
	2018-C43	4.012%	3/15/51	30	31
^,6	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2015-2	2.472%	1/20/22	18,460	18,566
7	Westpac Banking Corp.	2.250%	11/9/20	13,440	13,245
7	Westpac Banking Corp.	2.100%	2/25/21	1,160	1,135
[6,7]	WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	269	278
6	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	262	264
6	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	584	596
6	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	169	168
6	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	398	392
6	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	440	439
6	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	231	236
6	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	396	412
6	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	167	170
6	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	221	225
6	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	790	824
6	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	600	614
6	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	80	83
6	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	643	661
6	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	1,521	1,534

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	40	41
6	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	827	855
[6,7]	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	1,945	1,923
6	World Financial Network Credit Card
	Master Note Trust Series 2012-D	2.150%	4/17/23	20,637	20,487
^,6	World Financial Network Credit Card
	Master Note Trust Series 2015-A	2.257%	2/15/22	11,160	11,162
6	World Financial Network Credit Card
	Master Note Trust Series 2015-B	2.550%	6/17/24	3,030	3,001
6	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	13,950	13,862
6	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	26,830	26,409
6	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	4,760	4,739
6	World Omni Automobile Lease
	Securitization Trust 2017-A	2.320%	8/15/22	8,800	8,720
6	World Omni Automobile Lease
	Securitization Trust 2018-A	2.830%	7/15/21	20,220	20,217
6	World Omni Automobile Lease S
	ecuritization Trust 2018-A	2.940%	5/15/23	6,070	6,069
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,524,528)					2,503,135
Corporate Bonds (27.6%)
Finance (19.8%)
	Banking (17.1%)
	American Express Credit Corp.	1.875%	5/3/19	6,670	6,624
7	ANZ New Zealand International Ltd.	2.250%	2/1/19	13,630	13,562
7	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	13,820	13,738
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	15,625	15,324
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	8,115	7,926
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	8,718	8,460
6	Bank of America Corp.	2.369%	7/21/21	1,320	1,298
6	Bank of America Corp.	2.328%	10/1/21	4,065	3,975
6	Bank of America Corp.	2.738%	1/23/22	26,165	25,745
	Bank of America NA	1.750%	6/5/18	1,221	1,219
	Bank of Nova Scotia	1.650%	6/14/19	8,170	8,068
	Bank of Nova Scotia	2.228%	12/11/19	27,625	27,381
	Bank of Nova Scotia	2.350%	10/21/20	3,890	3,829
	Bank of Nova Scotia	2.700%	3/7/22	2,765	2,715
7	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	17,540	17,389
7	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	22,904	22,397
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	12,215	12,069
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	3,995	3,902
	Citibank NA	2.100%	6/12/20	8,110	7,944
	Citibank NA	2.125%	10/20/20	24,530	23,952
	Citibank NA	2.850%	2/12/21	26,715	26,489
	Commonwealth Bank of Australia	2.500%	9/20/18	7,220	7,216
	Commonwealth Bank of Australia	2.300%	9/6/19	19,150	19,002
7	Commonwealth Bank of Australia	5.000%	10/15/19	10,177	10,485
7	Commonwealth Bank of Australia	2.050%	9/18/20	23,555	22,949
	Commonwealth Bank of Australia	2.400%	11/2/20	2,790	2,739
	Commonwealth Bank of Australia	2.550%	3/15/21	4,780	4,698
7	Commonwealth Bank of Australia	2.000%	9/6/21	5,010	4,811
7	Commonwealth Bank of Australia	2.750%	3/10/22	4,395	4,320
7	Commonwealth Bank of Australia	3.450%	3/16/23	327	327

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cooperatieve Rabobank UA	2.500%	1/19/21	1,795	1,764
7 Danske Bank A/S	1.650%	9/6/19	8,227	8,085
7 Danske Bank A/S	2.750%	9/17/20	7,260	7,178
7 DNB Bank ASA	2.125%	10/2/20	14,850	14,516
7 Federation des Caisses Desjardins
du Quebec	2.250%	10/30/20	9,795	9,603
Fifth Third Bank	1.625%	9/27/19	8,940	8,779
Goldman Sachs Group Inc.	6.150%	4/1/18	15,680	15,679
Goldman Sachs Group Inc.	2.900%	7/19/18	34,109	34,157
Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,561
Goldman Sachs Group Inc.	2.600%	12/27/20	6,605	6,506
Goldman Sachs Group Inc.	2.875%	2/25/21	7,020	6,937
Goldman Sachs Group Inc.	2.625%	4/25/21	1,965	1,919
HSBC Holdings plc	2.650%	1/5/22	11,630	11,303
6 HSBC Holdings plc	3.033%	11/22/23	5,855	5,713
HSBC USA Inc.	2.750%	8/7/20	2,685	2,660
Huntington National Bank	2.200%	11/6/18	5,527	5,512
Huntington National Bank	2.375%	3/10/20	4,670	4,601
7 ING Bank NV	2.000%	11/26/18	5,810	5,782
7 ING Bank NV	2.300%	3/22/19	8,511	8,473
7 ING Bank NV	2.500%	10/1/19	870	864
JPMorgan Chase & Co.	2.200%	10/22/19	11,741	11,618
JPMorgan Chase & Co.	2.250%	1/23/20	570	562
JPMorgan Chase & Co.	2.750%	6/23/20	4,950	4,918
JPMorgan Chase & Co.	2.550%	10/29/20	26,192	25,816
JPMorgan Chase & Co.	2.550%	3/1/21	16,056	15,792
6 JPMorgan Chase & Co.	2.776%	4/25/23	7,985	7,795
6 Lloyds Banking Group plc	2.907%	11/7/23	8,820	8,507
Manufacturers & Traders Trust Co.	2.050%	8/17/20	4,200	4,106
Manufacturers & Traders Trust Co.	2.500%	5/18/22	1,975	1,917
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	4,826	4,794
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	5,430	5,237
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	11,255	10,911
7 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	2,425	2,404
7 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	16,860	16,637
Morgan Stanley	2.125%	4/25/18	41,310	41,300
Morgan Stanley	2.200%	12/7/18	1,088	1,085
Morgan Stanley	2.450%	2/1/19	3,976	3,966
Morgan Stanley	2.500%	4/21/21	13,005	12,712
Morgan Stanley	2.625%	11/17/21	18,145	17,711
Morgan Stanley	2.750%	5/19/22	4,675	4,552
* Morgan Stanley	3.011%	5/8/24	4,140	4,189
7 MUFG Bank Ltd.	2.700%	9/9/18	300	300
7 MUFG Bank Ltd.	2.300%	3/10/19	4,860	4,836
7 MUFG Bank Ltd.	2.300%	3/5/20	1,810	1,784
7 MUFG Bank Ltd.	2.750%	9/14/20	7,487	7,416
MUFG Union Bank NA	2.250%	5/6/19	4,580	4,547
National Australia Bank Ltd.	1.375%	7/12/19	13,000	12,791
National Australia Bank Ltd.	2.250%	1/10/20	6,000	5,934
National Bank of Canada	2.150%	6/12/20	6,205	6,099
Royal Bank of Canada	1.800%	7/30/18	2,411	2,408
Royal Bank of Canada	2.150%	3/15/19	17,304	17,229
Royal Bank of Canada	1.500%	7/29/19	13,015	12,816
Royal Bank of Canada	2.150%	10/26/20	23,245	22,746
Royal Bank of Canada	2.350%	10/30/20	8,389	8,253

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.500%	1/19/21	5,345	5,269
	Santander UK plc	2.000%	8/24/18	7,787	7,767
	Santander UK plc	2.500%	3/14/19	10,220	10,188
7	Skandinaviska Enskilda Banken AB	2.375%	3/25/19	7,040	7,014
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	4,445	4,385
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	2,153	2,148
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	5,765	5,751
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	1,250	1,239
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	6,550	6,461
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	13,875	13,740
	Svenska Handelsbanken AB	2.500%	1/25/19	7,835	7,825
	Svenska Handelsbanken AB	2.250%	6/17/19	5,500	5,460
	Svenska Handelsbanken AB	1.500%	9/6/19	13,625	13,372
	Svenska Handelsbanken AB	1.950%	9/8/20	13,085	12,730
	Svenska Handelsbanken AB	1.875%	9/7/21	3,015	2,877
7	Swedbank AB	2.800%	3/14/22	4,535	4,458
	Toronto-Dominion Bank	1.450%	8/13/19	10,582	10,418
	Toronto-Dominion Bank	1.900%	10/24/19	32,350	31,961
7	UBS AG	2.200%	6/8/20	10,820	10,608
7	UBS AG	2.450%	12/1/20	16,035	15,764
7	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,304	5,240
[6,7]	UBS Group Funding Switzerland AG	2.859%	8/15/23	12,055	11,625
	Wells Fargo Bank NA	2.400%	1/15/20	33,925	33,629
	Westpac Banking Corp.	1.600%	8/19/19	28,105	27,657
	Westpac Banking Corp.	4.875%	11/19/19	25,460	26,230
	Westpac Banking Corp.	2.650%	1/25/21	11,630	11,462
	Westpac Banking Corp.	2.000%	8/19/21	4,540	4,372
	Westpac Banking Corp.	2.750%	1/11/23	10,225	9,937

	Brokerage (0.0%)
	Charles Schwab Corp.	2.650%	1/25/23	3,010	2,932

	Finance Companies (1.6%)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	105,545	103,065

	Insurance (1.1%)
7	AIG Global Funding	2.700%	12/15/21	2,335	2,289
7	MassMutual Global Funding II	1.950%	9/22/20	5,035	4,942
7	Metropolitan Life Global Funding I	2.400%	1/8/21	16,660	16,365
7	Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	982
7	New York Life Global Funding	1.950%	9/28/20	5,950	5,821
7	Principal Life Global Funding II	2.204%	12/11/19	24,145	23,897
7	Reliance Standard Life Global Funding II	2.150%	10/15/18	15,550	15,504
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,610	1,602

	Other Finance (0.0%)
7	Mitsui Fudosan Co. Ltd.	2.950%	1/23/23	1,070	1,053
					1,303,872
Industrial (6.6%)
	Basic Industry (0.2%)
7	Air Liquide Finance SA	1.375%	9/27/19	6,060	5,931
	Airgas Inc.	2.375%	2/15/20	11,410	11,301

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Capital Goods (1.3%)
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,575	10,966
Caterpillar Financial Services Corp.	1.900%	3/22/19	17,625	17,535
Caterpillar Financial Services Corp.	2.250%	12/1/19	13,660	13,557
Caterpillar Financial Services Corp.	2.100%	1/10/20	6,015	5,965
Caterpillar Financial Services Corp.	1.850%	9/4/20	17,405	17,032
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,410	4,390
John Deere Capital Corp.	1.950%	1/8/19	15,070	15,028

Communication (0.2%)
America Movil SAB de CV	5.000%	10/16/19	4,300	4,433
America Movil SAB de CV	5.000%	3/30/20	1,265	1,306
7 NBCUniversal Enterprise Inc.	1.974%	4/15/19	8,785	8,721

Consumer Cyclical (0.8%)
7 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	14,082	14,008
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	10,441	10,349
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	5,767	5,656
7 Harley-Davidson Financial Services Inc.	2.400%	6/15/20	1,440	1,421
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	4,760	4,801
Lowe’s Cos. Inc.	1.150%	4/15/19	2,320	2,285
7 Nissan Motor Acceptance Corp.	2.000%	3/8/19	6,090	6,044
7 Nissan Motor Acceptance Corp.	2.150%	7/13/20	3,050	2,987
7 Nissan Motor Acceptance Corp.	2.150%	9/28/20	4,365	4,264

Consumer Noncyclical (0.7%)
Altria Group Inc.	9.250%	8/6/19	16,350	17,765
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	12,238	12,157
Gilead Sciences Inc.	1.850%	9/20/19	3,500	3,474
Gilead Sciences Inc.	2.350%	2/1/20	12,985	12,876

Energy (2.4%)
Baker Hughes a GE Co. LLC	3.200%	8/15/21	10,942	10,962
BP Capital Markets plc	4.750%	3/10/19	41,089	41,909
BP Capital Markets plc	1.676%	5/3/19	17,700	17,538
BP Capital Markets plc	2.521%	1/15/20	415	414
BP Capital Markets plc	2.315%	2/13/20	10,752	10,704
BP Capital Markets plc	4.500%	10/1/20	8,750	9,134
Shell International Finance BV	1.375%	5/10/19	35,000	34,568
Total Capital SA	4.450%	6/24/20	2,300	2,375
* TransCanada PipeLines Ltd.	2.114%	11/15/19	14,580	14,580
TransCanada PipeLines Ltd.	2.125%	11/15/19	15,010	14,847

Other Industrial (0.4%)
7 CK Hutchison International 17 Ltd.	2.250%	9/29/20	10,900	10,688
7 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	14,665	15,365

Technology (0.3%)
Baidu Inc.	3.250%	8/6/18	10,100	10,114
QUALCOMM Inc.	1.850%	5/20/19	4,415	4,382
QUALCOMM Inc.	2.100%	5/20/20	3,865	3,820

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Transportation (0.3%)
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	7,727	7,941
6	Delta Air Lines 2012-1 Class A Pass
	Through Trust	4.750%	11/7/21	6,685	6,829
6	Northwest Airlines 2007-1 Class A
	Pass Through Trust	7.027%	5/1/21	3,896	4,101
					434,523
Utilities (1.2%)
	Electric (1.1%)
	Arizona Public Service Co.	8.750%	3/1/19	760	800
7	Berkshire Hathaway Energy Co.	2.375%	1/15/21	2,900	2,846
	Connecticut Light & Power Co.	5.500%	2/1/19	3,610	3,693
	Duke Energy Florida LLC	4.550%	4/1/20	200	206
	MidAmerican Energy Co.	2.400%	3/15/19	2,785	2,783
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	23,852	24,879
	Oklahoma Gas & Electric Co.	6.350%	9/1/18	13,400	13,584
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,000	1,016
	Pacific Gas & Electric Co.	3.500%	10/1/20	12,875	12,962
	Pacific Gas & Electric Co.	3.250%	9/15/21	890	885
	Public Service Electric & Gas Co.	3.500%	8/15/20	1,182	1,199
	Southern California Edison Co.	2.900%	3/1/21	4,450	4,450
	Western Massachusetts Electric Co.	3.500%	9/15/21	715	721

	Natural Gas (0.1%)
	Atmos Energy Corp.	8.500%	3/15/19	8,720	9,194
					79,218
Total Corporate Bonds (Cost $1,841,122)					1,817,613
Sovereign Bonds (14.3%)
	African Development Bank	1.000%	11/2/18	36,330	36,102
7	Avi Funding Co. Ltd.	2.850%	9/16/20	6,700	6,610
7	Bank Nederlandse Gemeenten NV	1.000%	9/20/18	10,000	9,936
7	Bank Nederlandse Gemeenten NV	1.750%	10/30/19	30,558	30,222
7	CDP Financial Inc.	4.400%	11/25/19	11,228	11,553
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	16,820	16,805
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,050	1,039
	Corp. Andina de Fomento	2.200%	7/18/20	2,641	2,605
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	7,275	7,412
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,800	1,832
7	CPPIB Capital Inc.	1.250%	9/20/19	37,285	36,658
7,8	Dexia Credit Local SA	1.875%	9/15/21	9,080	8,791
7	Dexia Credit Local SA	2.375%	9/20/22	9,300	9,073
7	Electricite de France SA	6.500%	1/26/19	1,825	1,876
	Emirate of Abu Dhabi	2.500%	10/11/22	14,800	14,255
	Emirate of Abu Dhabi	3.125%	10/11/27	5,200	4,910
	European Investment Bank	1.875%	3/15/19	18,375	18,307
	Export-Import Bank of Korea	1.500%	10/21/19	17,250	16,849
	Export-Import Bank of Korea	2.250%	1/21/20	3,400	3,351
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,432
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	4,876

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	4.375%	9/15/21	7,000	7,236
	Export-Import Bank of Korea	3.000%	11/1/22	2,000	1,960
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	7,000	6,995
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,142
7	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	6,360	6,290
*	Industrial & Commercial Bank of China Ltd.	2.541%	11/8/20	4,050	4,050
	International Finance Corp.	1.750%	9/4/18	9,000	8,969
9	Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,592
9	Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,547
9	Japan Bank for International Cooperation	2.125%	11/16/20	9,700	9,533
	Japan Finance Organization for Municipalities	1.375%	4/18/18	4,000	3,998
7	Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	13,724
10	KFW	1.000%	6/11/18	11,475	11,453
10	KFW	1.000%	9/7/18	10,000	9,950
10	KFW	1.875%	4/1/19	4,600	4,583
	Kingdom of Saudi Arabia	2.375%	10/26/21	12,700	12,225
	Kingdom of Saudi Arabia	2.875%	3/4/23	6,650	6,399
	Kingdom of Sweden	1.500%	7/25/19	23,555	23,305
7	Kommunalbanken AS	1.125%	5/23/18	7,350	7,339
7	Kommunalbanken AS	1.375%	11/23/18	87,031	86,571
7	Kommunalbanken AS	2.125%	3/15/19	12,850	12,818
7	Kommunalbanken AS	1.750%	5/28/19	13,775	13,674
7	Kommunalbanken AS	1.500%	9/9/19	28,721	28,368
*	Korea Development Bank	2.852%	9/19/20	10,380	10,381
*	Korea Development Bank	2.621%	3/12/21	8,600	8,589
	Korea Development Bank	4.625%	11/16/21	2,115	2,206
7	Korea Gas Corp.	2.875%	7/29/18	7,350	7,344
7	Korea Hydro & Nuclear Power Co. Ltd.	2.875%	10/2/18	3,440	3,437
7	Korea National Oil Corp.	2.750%	1/23/19	18,375	18,352
7	Korea Resources Corp.	2.125%	5/2/18	2,750	2,748
7	Municipality Finance plc	1.125%	4/17/18	2,300	2,299
7	Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,322
7	Nederlandse Waterschapsbank NV	1.250%	9/9/19	11,000	10,825
	North American Development Bank	2.300%	10/10/18	2,400	2,394
	Petronas Capital Ltd.	5.250%	8/12/19	5,840	6,014
	Province of Alberta	1.900%	12/6/19	20,000	19,766
7	Province of Alberta	1.750%	8/26/20	8,600	8,410
	Province of Manitoba	9.625%	12/1/18	6,325	6,609
	Province of Manitoba	2.100%	9/6/22	1,275	1,229
	Province of Ontario	1.625%	1/18/19	34,665	34,469
	Province of Ontario	2.000%	1/30/19	27,130	27,053
	Province of Ontario	1.250%	6/17/19	54,190	53,405
	Province of Ontario	4.000%	10/7/19	2,375	2,427
	Province of Ontario	4.400%	4/14/20	17,075	17,680
^	Province of Quebec	2.352%	9/21/20	10,000	10,012
	Province of Quebec	2.750%	8/25/21	5,825	5,812
	Republic of Lithuania	7.375%	2/11/20	8,990	9,725
	Republic of Lithuania	6.125%	3/9/21	16,000	17,355
	Republic of Poland	6.375%	7/15/19	23,282	24,366
	Republic of Poland	5.125%	4/21/21	1,240	1,318
	Republic of Poland	5.000%	3/23/22	18,925	20,250
	Sinopec Group Overseas Development
	2014 Ltd.	2.750%	4/10/19	7,914	7,892

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	State Grid Overseas Investment
	2014 Ltd.	2.750%	5/7/19	9,175	9,154
	State of Israel	3.150%	6/30/23	1,800	1,794
	State of Qatar	5.250%	1/20/20	16,000	16,580
	Statoil ASA	3.150%	1/23/22	2,700	2,701
	Statoil ASA	2.650%	1/15/24	1,825	1,760
	Svensk Exportkredit AB	1.125%	4/5/18	5,475	5,475
7	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,301
7	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,452
Total Sovereign Bonds (Cost $946,555)					939,121
Taxable Municipal Bonds (0.2%)
	Florida Hurricane Catastrophe Fund Finance
	Corp. Revenue	2.107%	7/1/18	1,825	1,826
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-EGSL	3.220%	2/1/21	1,186	1,190
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-ELL	3.450%	2/1/22	6,177	6,223
	Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,111
Total Taxable Municipal Bonds (Cost $15,391)					15,350

				Shares
Temporary Cash Investments (2.8%)
Money Market Fund (2.0%)
11	Vanguard Market Liquidity Fund	1.775%		1,311,054	131,106

				Face
			Maturity	Amount
			Date	($000)
Commercial Paper (0.4%)
[7,12] ERP Operating LP		2.339%	10/1/18	1,525	1,507
[7,12] JP Morgan Securities LLC		2.344%	1/28/19	21,950	21,497
					23,004
Certificates of Deposit (0.4%)
	Cooperatieve Rabobank UA	1.980%	10/25/19	28,145	27,830
Total Temporary Cash Investments (Cost $182,272)					181,940
Total Investments (99.3%) (Cost $6,600,160)					6,540,165

					Amount
					($000)
Other Assets and Other Liabilities (0.7%)
Other Assets
Investment in Vanguard					346
Receivables for Investment Securities Sold					84,765
Receivables for Accrued Income					26,646
Variation Margin Receivable—Futures Contracts					1,668
Variation Margin Receivable—CC Swap Contracts					4
Other Assets					505
Total Other Assets					113,934

Institutional Short-Term Bond Fund

Amount
($000)
Liabilities
Payables for Investment Securities Purchased	(63,880)
Payables to Vanguard	(1,539)
Variation Margin Payable—Futures Contracts	(1,878)
Variation Margin Payable—CC Swap Contracts	(160)
Unrealized Depreciation—OTC Swap Contracts	(241)
Total Other Liabilities	(67,698)
Net Assets (100%)
Applicable to 484,876,095 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,586,401
Net Asset Value Per Share	$13.58

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,670,118
Overdistributed Net Investment Income	(636)
Accumulated Net Realized Losses	(21,492)
Unrealized Appreciation (Depreciation)
Investment Securities	(59,995)
Futures Contracts	(190)
Swap Contracts	(1,404)
Net Assets	6,586,401

• See Note A in Notes to Financial Statements.
* Adjustable-rate security based upon 3-month USD LIBOR plus spread.
^ Adjustable-rate security based upon 1-month USD LIBOR plus spread.
1 Securities with a value of $2,124,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $3,274,000 have been segregated as initial margin for open cleared swap contracts.
3 U.S. government-guaranteed.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate value of these securities was $2,125,993,000, representing 32.3% of net assets.
8 Guaranteed by multiple countries.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2018, the aggregate value of these securities was $23,004,000, representing 0.3% of net assets.
CC—Centrally Cleared.
GO—General Obligation Bond.
OTC—Over-the-Counter.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2018	4,765	1,013,084	604
10-Year U.S. Treasury Note	June 2018	460	55,725	489
30-Year U.S. Treasury Bond	June 2018	52	7,624	159
				1,252

Short Futures Contracts
5-Year U.S. Treasury Note	June 2018	(2,366)	(270,815)	(988)
Ultra 10-Year U.S. Treasury Note	June 2018	(240)	(31,166)	(454)
				(1,442)
				(190)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Chile/Aa3	6/20/23	BNPSW	14,530	1.000	335	(344)	(9)
Credit Protection Purchased
EI du Pont
de Nemours & Co.	12/20/20	JPMC	4,915	(1.000)	(106)	65	(41)
State of Qatar	6/20/22	BOANA	2,720	(1.000)	(38)	(28)	(66)
State of Qatar	6/20/22	CITNA	5,280	(1.000)	(73)	(52)	(125)
					(217)	(15)	(232)
					118	(359)	(241)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly. BNPSW—BNP Paribas. BOANA—BankofAmerica,N.A. CITNA—CitibankN.A.

JPMC—JP Morgan Chase Bank.

Institutional Short-Term Bond Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
6/20/19	6/20/18[1]	45,072	1.500	(0.000)[3]	(433)	8
11/21/19	N/A	14,600	1.891	(1.892)[3]	(143)	(143)
6/22/20	6/20/18[1]	13,812	(1.750)	0.000[3]	238	(11)
6/21/21	6/20/18[1]	70,042	1.750	(0.000)[3]	(1,910)	141
6/20/22	6/20/181	76,613	(1.750)	0.000 [3]	2,830	(246)
6/20/23	9/20/181	21,380	(2.000)	0.000[3]	745	(76)
2/28/25	6/29/181	26,858	(2.895)	0.000[3]	(248)	(248)
6/20/25	6/20/181	91,407	(2.000)	0.000[3]	4,551	(588)
					5,630	(1,163)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Interest[1]	68,184
Total Income	68,184
Expenses
The Vanguard Group—Note B
Investment Advisory Services	114
Management and Administrative	485
Marketing and Distribution	31
Custodian Fees	57
Trustees’ Fees and Expenses	2
Total Expenses	689
Net Investment Income	67,495
Realized Net Gain (Loss)
Investment Securities Sold[1]	(15,025)
Futures Contracts	(7,379)
Swap Contracts	2,252
Realized Net Gain (Loss)	(20,152)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(59,847)
Futures Contracts	803
Swap Contracts	(1,297)
Change in Unrealized Appreciation (Depreciation)	(60,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,998)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,008,000, ($41,000), and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,495	136,149
Realized Net Gain (Loss)	(20,152)	4,351
Change in Unrealized Appreciation (Depreciation)	(60,341)	(62,412)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,998)	78,088
Distributions
Net Investment Income	(68,237)	(137,196)
Realized Capital Gain[1]	—	(8,272)
Total Distributions	(68,237)	(145,468)
Capital Share Transactions
Issued	204,714	592,012
Issued in Lieu of Cash Distributions	68,237	145,468
Redeemed	(838,163)	(3,834,694)
Net Increase (Decrease) from Capital Share Transactions	(565,212)	(3,097,214)
Total Increase (Decrease)	(646,447)	(3,164,594)
Net Assets
Beginning of Period	7,232,848	10,397,442
End of Period[2]	6,586,401	7,232,848

1 Includes fiscal 2017 short-term gain distributions totaling $1,244,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($636,000) and $113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

	Six Months			June 19,
	Ended	Year Ended		2015[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.75	$13.84	$13.79	$13.79
Investment Operations
Net Investment Income	.134 [2]	.221[2]	.188	.047
Net Realized and Unrealized Gain (Loss) on Investments	(.167)	(.071)	.052	.001
Total from Investment Operations	(.033)	.150	.240	.048
Distributions
Dividends from Net Investment Income	(.137)	(. 229)	(.187)	(. 048)
Distributions from Realized Capital Gains	—	(.011)	(.003)	—
Total Distributions	(.137)	(. 240)	(.190)	(. 048)
Net Asset Value, End of Period	$13.58	$13.75	$13.84	$13.79

Total Return	-0.24%	1.10%	1.75%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,586	$7,233	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	1.96%	1.61%	1.37%	1.22%[3]
Portfolio Turnover Rate	113%	66%	119%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 19% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Short-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral

Institutional Short-Term Bond Fund

held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearing-house; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

Institutional Short-Term Bond Fund

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $346,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,083,006	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,503,135	—
Corporate Bonds	—	1,817,613	—
Sovereign Bonds	—	939,121	—
Taxable Municipal Bonds	—	15,350	—
Temporary Cash Investments	131,106	50,834	—
Futures Contracts—Assets[1]	1,668	—	—
Futures Contracts—Liabilities[1]	(1,878)	—	—
Swap Contracts—Assets	41	—	—
Swap Contracts—Liabilities	(160)1	(241)	—
Total	130,740	6,408,818	—
1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D. At March 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	1,668	—	1,668
Variation Margin Receivable—CC Swap Contracts	4	—	4
Total Assets	1,672	—	1,672

Variation Margin Payable—Futures Contracts	(1,878)	—	(1,878)
Variation Margin Payable—CC Swap Contracts	(160)	—	(160)
Unrealized Depreciation—OTC Swap Contracts	—	(241)	(241)
Total Liabilities	(2,038)	(241)	(2,279)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2018, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(7,379)	—	(7,379)
Swap Contracts	2,089	163	2,252
Realized Net Gain (Loss) on Derivatives	(5,290)	163	(5,127)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	803	—	803
Swap Contracts	(1,253)	(44)	(1,297)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(450)	(44)	(494)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $2,330,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carry-forward balance above.

Institutional Short-Term Bond Fund

At March 31, 2018, the cost of investment securities for tax purposes was $6,600,201,000.

Net unrealized depreciation of investment securities for tax purposes was $60,036,000, consisting of unrealized gains of $3,811,000 on securities that had risen in value since their purchase and $63,847,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $1,452,290,000 of investment securities and sold $1,768,272,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,199,007,000 and $2,583,006,000, respectively.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	15,020	43,012
Issued in Lieu of Cash Distributions	4,999	10,577
Redeemed	(61,317)	(278,926)
Net Increase (Decrease) in Shares Outstanding	(41,298)	(225,337)

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of March 31, 2018

Financial Attributes
		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Intermediate	U.S.
		Aggregate	Aggregate
		ex Baa	Bond
	Fund	Index	Index
Number of Bonds	1,110	5,506	9,826
Yield to Maturity
(before expenses)	3.0%	2.9%	3.1%
Average Coupon	2.8%	2.7%	3.1%
Average Duration	3.7 years	4.3 years	6.1 years
Average Effective
Maturity	4.8 years	5.4 years	8.4 years
Ticker Symbol	VIITX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	2.80%	—	—
Short-Term
Reserves	2.4%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	12.0%
Commercial Mortgage-Backed	2.9
Finance	13.7
Foreign	7.9
Government Mortgage-Backed	28.7
Industrial	7.4
Treasury/Agency	26.1
Utilities	1.0
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays U.S.	Bloomberg
	Intermediate	Barclays U.S.
	Aggregate ex	Aggregate Bond
	Baa Index	Index
R-Squared	0.98	0.93
Beta	0.96	0.68

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	53.1%
Aaa	17.4
Aa	6.6
A	20.7
Not Rated	2.2

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.9%
1 - 3 Years	30.1
3 - 5 Years	20.0
5 - 7 Years	12.8
7 - 10 Years	28.7
10 - 20 Years	1.5

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018
				Bloomberg
				Barclays
				U.S.
				Intermediate
				Aggregate
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	0.00%	3.46%	3.46%	4.54%
2009	0.00	9.36	9.36	9.18
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16
2016	2.06	1.64	3.70	3.24
2017	1.94	-1.93	0.01	-0.04
2018	1.13	-2.29	-1.16	-1.12
Note: For 2018, performance data reflect the six months ended March 31, 2018.

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Average Annual Total Returns: Periods Ended March 31, 2018

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Plus Shares	11/30/1997	0.23%	1.38%	0.58%	2.41%	2.99%

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (54.6%)
U. S. Government Securities (24.8%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	122,200	129,165
1	United States Treasury Note/Bond	1.000%	5/15/18	335,750	335,488
	United States Treasury Note/Bond	1.125%	6/15/18	97,500	97,394
	United States Treasury Note/Bond	1.000%	8/15/18	1,500	1,495
	United States Treasury Note/Bond	1.250%	11/30/18	16,290	16,206
	United States Treasury Note/Bond	1.125%	1/15/19	11,900	11,809
	United States Treasury Note/Bond	0.750%	2/15/19	330	326
	United States Treasury Note/Bond	1.375%	2/28/19	9,131	9,070
	United States Treasury Note/Bond	1.250%	3/31/19	1,000	991
	United States Treasury Note/Bond	0.875%	4/15/19	5,300	5,231
	United States Treasury Note/Bond	1.250%	4/30/19	7,400	7,328
	United States Treasury Note/Bond	1.625%	4/30/19	62,468	62,107
	United States Treasury Note/Bond	1.250%	5/31/19	17,400	17,215
	United States Treasury Note/Bond	0.875%	6/15/19	86,000	84,670
	United States Treasury Note/Bond	0.875%	7/31/19	100	98
	United States Treasury Note/Bond	1.625%	7/31/19	1,600	1,588
	United States Treasury Note/Bond	0.750%	8/15/19	2,865	2,809
	United States Treasury Note/Bond	3.625%	8/15/19	706	719
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	39,303
	United States Treasury Note/Bond	1.250%	8/31/19	3,500	3,453
	United States Treasury Note/Bond	1.375%	9/30/19	37,770	37,286
	United States Treasury Note/Bond	1.750%	9/30/19	16,600	16,483
	United States Treasury Note/Bond	1.500%	10/31/19	1,200	1,186
2	United States Treasury Note/Bond	1.000%	11/15/19	94,070	92,217
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	15,355
	United States Treasury Note/Bond	1.750%	11/30/19	3,215	3,189
	United States Treasury Note/Bond	1.625%	12/31/19	21,600	21,367
	United States Treasury Note/Bond	1.875%	12/31/19	3,710	3,686
	United States Treasury Note/Bond	2.000%	1/31/20	5,840	5,813
	United States Treasury Note/Bond	1.375%	2/15/20	98,015	96,392
	United States Treasury Note/Bond	2.250%	2/29/20	4,300	4,298
	United States Treasury Note/Bond	1.375%	4/30/20	100,050	98,158
	United States Treasury Note/Bond	1.375%	5/31/20	344,800	337,904
	United States Treasury Note/Bond	1.500%	5/31/20	300,000	294,798
	United States Treasury Note/Bond	1.625%	6/30/20	54,755	53,917
	United States Treasury Note/Bond	2.625%	8/15/20	20,000	20,122

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.125%	8/31/20	110,000	109,416
United States Treasury Note/Bond	1.375%	9/30/20	51,400	50,171
United States Treasury Note/Bond	1.750%	10/31/20	300	295
United States Treasury Note/Bond	1.750%	11/15/20	20,215	19,902
United States Treasury Note/Bond	2.625%	11/15/20	28,115	28,291
United States Treasury Note/Bond	2.000%	11/30/20	45,670	45,235
United States Treasury Note/Bond	2.000%	1/15/21	300	297
United States Treasury Note/Bond	1.375%	1/31/21	46,510	45,224
United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,568
United States Treasury Note/Bond	1.125%	2/28/21	175,570	169,288
United States Treasury Note/Bond	2.250%	3/31/21	312,000	310,587
United States Treasury Note/Bond	1.375%	4/30/21	43,990	42,636
United States Treasury Note/Bond	2.125%	6/30/21	4,340	4,297
United States Treasury Note/Bond	2.125%	8/15/21	37,400	36,985
United States Treasury Note/Bond	1.125%	8/31/21	57,000	54,515
United States Treasury Note/Bond	2.125%	9/30/21	69,285	68,494
United States Treasury Note/Bond	1.750%	11/30/21	321	312
United States Treasury Note/Bond	2.125%	12/31/21	103,000	101,681
United States Treasury Note/Bond	1.500%	1/31/22	10,000	9,634
United States Treasury Note/Bond	1.875%	2/28/22	100,000	97,656
United States Treasury Note/Bond	1.750%	3/31/22	27,115	26,344
United States Treasury Note/Bond	1.750%	4/30/22	58,000	56,287
United States Treasury Note/Bond	1.875%	4/30/22	15,635	15,242
United States Treasury Note/Bond	2.125%	6/30/22	12,175	11,979
United States Treasury Note/Bond	1.750%	9/30/22	26,500	25,606
United States Treasury Note/Bond	1.875%	9/30/22	7,341	7,132
United States Treasury Note/Bond	1.625%	11/15/22	15,050	14,443
United States Treasury Note/Bond	2.125%	12/31/22	18,215	17,859
United States Treasury Note/Bond	2.000%	2/15/23	20,000	19,481
United States Treasury Note/Bond	1.750%	5/15/23	41,300	39,635
United States Treasury Note/Bond	1.375%	6/30/23	12,800	12,038
United States Treasury Note/Bond	2.500%	8/15/23	19,860	19,757
United States Treasury Note/Bond	2.750%	11/15/23	20,000	20,131
United States Treasury Note/Bond	2.125%	11/30/23	10,000	9,736
United States Treasury Note/Bond	2.750%	2/15/24	28,820	28,991
United States Treasury Note/Bond	2.000%	5/31/24	21,000	20,206
United States Treasury Note/Bond	2.250%	11/15/24	3,800	3,699
United States Treasury Note/Bond	2.125%	11/30/24	33,695	32,542
United States Treasury Note/Bond	2.000%	2/15/25	46,065	44,042
United States Treasury Note/Bond	2.125%	5/15/25	59,470	57,230
United States Treasury Note/Bond	2.250%	11/15/25	40,050	38,742
United States Treasury Note/Bond	1.625%	2/15/26	8,950	8,252
United States Treasury Note/Bond	1.625%	5/15/26	20,941	19,249
United States Treasury Note/Bond	2.000%	11/15/26	10,000	9,427
United States Treasury Note/Bond	2.250%	11/15/27	7,000	6,700
United States Treasury Note/Bond	2.750%	2/15/28	1,677	1,677
United States Treasury Note/Bond	5.375%	2/15/31	3,300	4,222
				3,697,769
Agency Bonds and Notes (1.2%)
3 AID-Israel	5.500%	12/4/23	250	285
3 AID-Jordan	2.578%	6/30/22	24,000	23,765
4 Federal Home Loan Banks	0.875%	10/1/18	8,500	8,454
4 Federal Home Loan Banks	1.250%	1/16/19	13,600	13,509
4 Federal Home Loan Banks	0.875%	8/5/19	16,000	15,712

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Federal Home Loan Banks	2.125%	2/11/20	5,600	5,579
4	Federal Home Loan Banks	2.375%	3/30/20	14,900	14,911
4	Federal Home Loan Banks	1.375%	9/28/20	3,420	3,335
5	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	13,700	13,464
5	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	10,130	10,012
5	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	300	299
5	Federal National Mortgage Assn.	0.875%	5/21/18	2,615	2,612
5	Federal National Mortgage Assn.	1.125%	10/19/18	205	204
5	Federal National Mortgage Assn.	2.000%	10/5/22	200	195
5	Federal National Mortgage Assn.	2.375%	1/19/23	300	296
5	Federal National Mortgage Assn.	1.875%	9/24/26	65,000	59,869
4	Tennessee Valley Authority	2.250%	3/15/20	6,300	6,282
4	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,267
					180,050
Conventional Mortgage-Backed Securities (26.4%)
[5,6]	Fannie Mae Pool	2.000%	5/1/28–1/1/32	38,917	37,213
[5,6,7] Fannie Mae Pool		2.500%	9/1/27–9/1/46	136,540	133,816
[5,6]	Fannie Mae Pool	3.000%	2/1/27–5/1/48	454,958	449,087
[5,6,7] Fannie Mae Pool		3.500%	8/1/20–4/1/48	391,122	393,573
[5,6,7] Fannie Mae Pool		4.000%	7/1/18–4/1/48	385,896	397,162
[5,6,7] Fannie Mae Pool		4.500%	4/1/18–4/1/48	153,203	161,241
[5,6]	Fannie Mae Pool	5.000%	4/1/18–8/1/47	96,058	103,083
[5,6]	Fannie Mae Pool	5.500%	6/1/18– 6/1/40	29,604	32,305
[5,6]	Fannie Mae Pool	6.000%	3/1/21–11/1/39	17,246	19,190
[5,6]	Fannie Mae Pool	6.500%	7/1/20–9/1/39	8,180	9,084
[5,6]	Fannie Mae Pool	7.000%	9/1/28–9/1/38	3,547	3,983
[5,6]	Fannie Mae Pool	7.500%	8/1/30– 6/1/32	329	359
[5,6]	Fannie Mae Pool	8.000%	7/1/30–1/1/31	14	15
[5,6]	Fannie Mae Pool	8.500%	12/1/30	9	11
[5,6]	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	6,399	6,106
[5,6]	Freddie Mac Gold Pool	2.500%	4/1/27–4/1/43	76,202	74,590
[5,6,7] Freddie Mac Gold Pool		3.000%	8/1/26–1/1/48	265,904	261,150
[5,6,7] Freddie Mac Gold Pool		3.500%	8/1/20–4/1/48	412,022	413,996
[5,6,7] Freddie Mac Gold Pool		4.000%	5/1/18–4/1/48	158,469	162,936
[5,6]	Freddie Mac Gold Pool	4.500%	10/1/18–10/1/47	60,766	63,783
[5,6]	Freddie Mac Gold Pool	5.000%	5/1/18–8/1/41	15,245	16,308
[5,6]	Freddie Mac Gold Pool	5.500%	2/1/19–2/1/40	13,684	15,002
[5,6]	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	19,654	21,934
[5,6]	Freddie Mac Gold Pool	6.500%	2/1/29–9/1/38	4,124	4,608
[5,6]	Freddie Mac Gold Pool	7.000%	5/1/28– 6/1/38	2,030	2,297
[5,6]	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	243	273
[5,6]	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	25	27
6	Ginnie Mae I Pool	2.500%	1/15/43– 6/15/43	1,021	978
6	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	38,733	38,217
6	Ginnie Mae I Pool	3.500%	1/15/42– 6/15/47	59,947	60,783
6	Ginnie Mae I Pool	4.000%	4/15/39–1/15/45	5,165	5,328
6	Ginnie Mae I Pool	4.500%	9/15/33–12/15/46	32,846	34,640
6	Ginnie Mae I Pool	5.000%	9/15/33–9/15/41	15,241	16,310
6	Ginnie Mae I Pool	5.500%	3/15/31–2/15/41	9,358	10,245
6	Ginnie Mae I Pool	6.000%	12/15/28–3/15/41	4,166	4,636
6	Ginnie Mae I Pool	6.500%	12/15/27– 6/15/38	3,521	3,890
6	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	207	225
6	Ginnie Mae I Pool	7.500%	11/15/30–3/15/32	44	50
6	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	51	57

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Ginnie Mae I Pool	8.500%	7/15/30	20	21
6	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	3	3
6	Ginnie Mae I Pool	9.500%	10/15/19	—	—
6	Ginnie Mae II Pool	2.500%	3/20/43–12/20/46	4,785	4,562
[6,7]	Ginnie Mae II Pool	3.000%	3/20/27–4/1/48	250,392	246,483
[6,7]	Ginnie Mae II Pool	3.500%	8/20/42–4/1/48	403,704	408,284
[6,7]	Ginnie Mae II Pool	4.000%	2/20/34–4/1/48	233,592	241,297
6	Ginnie Mae II Pool	4.500%	3/20/33–4/1/48	34,635	36,298
6	Ginnie Mae II Pool	5.000%	5/20/39–2/20/42	26,725	28,733
6	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	3,660	3,900
6	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	5,304	5,865
6	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	70	79
					3,934,016
Nonconventional Mortgage-Backed Securities (2.2%)
[5,6,8] Fannie Mae Pool		3.079%	5/1/33	56	59
[5,6,8] Fannie Mae Pool		3.293%	12/1/32	6	6
[5,6,8] Fannie Mae Pool		3.395%	12/1/40	2,826	2,979
[5,6,9] Fannie Mae Pool		3.535%	8/1/33	51	54
[5,6,9] Fannie Mae Pool		3.581%	7/1/33	108	111
[5,6,9] Fannie Mae Pool		3.721%	5/1/33	11	12
[5,6,10]Fannie Mae REMICS 2005-45		2.242%	6/25/35	1,658	1,669
[5,6,10]Fannie Mae REMICS 2005-95		2.282%	11/25/35	2,173	2,195
[5,6,10]Fannie Mae REMICS 2006-46		2.192%	6/25/36	6,192	6,224
[5,6,10]Fannie Mae REMICS 2007-4		2.316%	2/25/37	779	784
[5,6,10]Fannie Mae REMICS 2012-122		2.271%	11/25/42	2,260	2,278
[5,6,10]Fannie Mae REMICS 2013-19		2.171%	9/25/41	3,107	3,107
[5,6,10]Fannie Mae REMICS 2013-39		2.221%	5/25/43	2,927	2,944
[5,6,10]Fannie Mae REMICS 2015-22		2.171%	4/25/45	2,471	2,477
[5,6,10]Fannie Mae REMICS 2016-55		2.372%	8/25/46	4,908	4,976
[5,6,10]Fannie Mae REMICS 2016-60		2.122%	9/25/46	9,952	9,965
[5,6,10]Fannie Mae REMICS 2016-62		2.271%	9/25/46	9,882	9,960
[5,6,10]Fannie Mae REMICS 2016-93		2.221%	12/25/46	20,332	20,435
[5,6,8] Freddie Mac Non Gold Pool		3.332%	7/1/35	11,293	11,920
[5,6,8] Freddie Mac Non Gold Pool		3.364%	9/1/37	9,025	9,512
[5,6,9] Freddie Mac Non Gold Pool		3.500%	8/1/37	85	89
[5,6]	Freddie Mac Non Gold Pool	3.630%	7/1/33	1,505	1,584
[5,6,9] Freddie Mac Non Gold Pool		3.711%	10/1/32	14	15
[5,6,9] Freddie Mac Non Gold Pool		3.777%	1/1/33	7	7
[5,6,9] Freddie Mac Non Gold Pool		3.961%	2/1/33	28	29
[5,6,10]Freddie Mac REMICS		2.127%	11/15/36–8/15/43	4,594	4,620
[5,6,10]Freddie Mac REMICS		2.137%	11/15/36	1,626	1,637
[5,6,10]Freddie Mac REMICS		2.227%	6/15/42	864	873
[5,6]	Freddie Mac REMICS	6.500%	12/15/44–11/15/47	135,927	162,125
6	Government National Mortgage
	Association GNR_17-147C	6.500%	9/20/47	28,865	34,776
6	Government National Mortgage
	Association GNR_17-93C	6.500%	6/20/47	26,175	30,520
					327,942
Total U.S. Government and Agency Obligations (Cost $8,305,951)					8,139,777

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (15.4%)
6	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	4,100	4,019
6	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	6,250	6,214
6	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,670	1,648
6	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	14,525	14,519
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	10,700	10,511
[6,10] American Express Issuance Trust II 2013-2		2.207%	8/15/19	3,317	3,323
[6,11] Americold 2010 LLC Trust Series 2010-ARTA		4.954%	1/14/29	4,828	5,023
[6,11] Aventura Mall Trust 2013-AVM		3.743%	12/5/32	400	406
[6,11] Avis Budget Rental Car Funding AESOP
	LLC 2017-1A	3.070%	9/20/23	2,500	2,486
[6,11] Avis Budget Rental Car Funding AESOP
	LLC 2017-2A	2.970%	3/20/24	6,680	6,552
[6,10] BA Credit Card Trust 2014-A1		2.157%	6/15/21	15,428	15,461
6	BA Credit Card Trust 2017-A2	1.840%	1/17/23	3,330	3,262
6	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	220	223
6	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	715	723
6	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	290	290
6	BANK 2017 - BNK4	3.625%	5/15/50	1,540	1,555
6	BANK 2017 - BNK5	3.390%	6/15/60	1,760	1,745
6	BANK 2017 - BNK6	3.254%	7/15/60	970	953
6	BANK 2017 - BNK6	3.518%	7/15/60	1,020	1,014
6	BANK 2017 - BNK6	3.741%	7/15/60	430	432
6	BANK 2017 - BNK7	3.435%	9/15/60	950	945
6	BANK 2017 - BNK8	3.488%	11/15/50	2,450	2,446
6	BANK 2017 - BNK9	3.538%	11/15/54	11,200	11,216
6	BANK 2018 - BNK10	3.641%	2/15/61	950	961
6	BANK 2018 - BNK10	3.688%	2/15/61	2,520	2,540
[6,11,12]Bank of America Student Loan Trust
	2010-1A	2.545%	2/25/43	3,353	3,354
11	Bank of Montreal	1.750%	6/15/21	5,835	5,626
	Bank of Nova Scotia	1.850%	4/14/20	3,696	3,632
	Bank of Nova Scotia	1.875%	4/26/21	30,980	30,063
11	Bank of Nova Scotia	1.875%	9/20/21	7,770	7,493
[6,10] Barclays Dryrock Issuance Trust 2017-2		2.077%	5/15/23	7,290	7,300
6	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	600	606
6	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	1,410	1,420
6	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	1,320	1,338
6	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	8,160	8,387
6	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	1,470	1,524
6	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	7,070	7,000
6	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	2,200	2,174
6	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	2,380	2,356
[6,12] Brazos Higher Education Authority Inc.
	Series 2005-3	2.486%	6/25/26	2,161	2,147
[6,12] Brazos Higher Education Authority Inc.
	Series 2011-1	2.744%	2/25/30	1,427	1,439
6	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	1,430	1,415
[6,10] Cabela’s Credit Card Master Note Trust
	2016-1	2.627%	6/15/22	3,440	3,465

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
11	Canadian Imperial Bank of Commerce	2.250%	7/21/20	2,235	2,208
[6,11] Canadian Pacer Auto Receiveable Trust
	A Series 2017	2.050%	3/19/21	2,110	2,083
[6,11] Canadian Pacer Auto Receiveable Trust
	A Series 2017	2.286%	1/19/22	1,480	1,451
6	Capital One Multi-Asset Execution Trust
	2015-A2	2.080%	3/15/23	6,480	6,398
6	Capital One Multi-Asset Execution Trust
	2015-A8	2.050%	8/15/23	11,390	11,168
[6,10] Capital One Multi-Asset Execution Trust
	2016-A2	2.407%	2/15/24	2,900	2,938
6	Capital One Multi-Asset Execution Trust
	2017-A4	1.990%	7/17/23	17,300	16,996
[6,10,11]CARDS II Trust 2017-2		2.037%	10/17/22	14,710	14,711
6	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	2,100	2,091
6	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,690	1,676
6	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,265	1,254
6	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	3,080	3,034
6	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	4,430	4,368
6	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	2,110	2,045
6	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	9,220	9,041
6	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	3,880	3,827
6	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	2,200	2,163
6	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	8,440	8,405
6	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	11,410	11,325
6	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	1,800	1,787
6	CCUBS Commercial Mortgage Trust
	2017-C1	3.283%	11/15/50	5,000	4,919
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	1,390	1,407
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	800	798
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	2,100	2,078
6	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	1,710	1,703
6	CenterPoint Energy Transition Bond Co.
	IV LLC 2012-1	2.161%	10/15/21	4,862	4,828
[6,11] CFCRE Commercial Mortgage Trust
	2011-C2	5.755%	12/15/47	2,054	2,222
6	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	3,235	3,158
6	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,338
[6,10] Chase Issuance Trust 2016-A1		2.187%	5/17/21	30,978	31,074
[6,11] Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	2,790	2,787
[6,11] Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	5,360	5,332
[6,11] Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	2,300	2,285
[6,11] Chrysler Capital Auto Receivables Trust
	2016-BA	1.870%	2/15/22	1,630	1,597
[6,10] Citibank Credit Card Issuance Trust 2013-A7		2.170%	9/10/20	6,379	6,389
6	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	8,576	8,581
6	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	7,580	7,540
6	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	7,670	7,606
[6,11] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	400	407

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	1,364	1,355
6	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	333	342
6	Citigroup Commercial Mortgage Trust
	2014-GC19	3.753%	3/10/47	160	163
6	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	7,828	8,109
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	1,290	1,308
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	3,705	3,799
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	1,380	1,396
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	240	241
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	1,530	1,531
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	3,929	3,971
6	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	2,853	2,917
6	Citigroup Commercial Mortgage Trust
	2015-GC36	3.349%	2/10/49	2,600	2,575
6	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	1,333	1,307
6	Citigroup Commercial Mortgage Trust
	2016-C2	2.575%	8/10/49	3,500	3,278
6	Citigroup Commercial Mortgage Trust
	2016-GC37	3.314%	4/10/49	4,000	3,967
6	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	1,820	1,810
6	Citigroup Commercial Mortgage Trust
	2017-P8	3.203%	9/15/50	4,200	4,089
6	Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	2,220	2,204
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	3,090	3,041
6	CNH Equipment Trust 2017-B	2.170%	4/17/23	3,730	3,646
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	594
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	901
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,531	1,507
[6,11] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	610	609
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,198
6	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	30	30
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	507
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,835	1,894
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	842	882
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	668
6	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	310	317
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,895	1,966
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	3,226	3,372
6	COMM 2013-CCRE9 Mortgage Trust	4.243%	7/10/45	3,734	3,918
[6,11] COMM 2013-CCRE9 Mortgage Trust		4.267%	7/10/45	2,083	2,162
[6,11] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	546	559

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	157
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	824
[6,11] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	500	489
6	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	4,000	4,133
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	853	892
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,182	1,222
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	295	303
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,300	6,366
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,389	3,477
6	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	870	863
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	3,532	3,572
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	4,950	4,986
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,417
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	460	455
6	COMM 2015-CCRE24 Mortgage Trust	3.432%	8/10/48	2,600	2,601
6	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,450	2,478
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	1,580	1,605
6	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,024	3,054
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	170	168
11	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,586
11	Commonwealth Bank of Australia	2.125%	7/22/20	16,770	16,555
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	140	140
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	635	648
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.210%	11/15/49	3,400	3,333
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,520	1,517
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	2,340	2,331
[6,11] Daimler Trucks Retail Trust DTRT_2018-1		2.850%	7/15/21	38,480	38,477
[6,11] Daimler Trucks Retail Trust DTRT_2018-1		3.030%	11/15/24	10,650	10,649
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	1,630	1,601
[6,11] Dell Equipment Finance Trust 2017-2		1.970%	2/24/20	6,000	5,972
[6,11] Dell Equipment Finance Trust 2017-2		2.190%	10/24/22	3,240	3,207
6	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	12,990
6	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,359
[6,11] DLL Securitization Trust Series 2017-A		2.140%	12/15/21	3,700	3,650
[6,11] DLL Securitization Trust Series 2017-A		2.430%	11/17/25	2,190	2,146
11	DNB Boligkreditt AS	2.500%	3/28/22	20,000	19,624
[6,11] Enterprise Fleet Financing LLC Series 2015-2		2.090%	2/22/21	3,300	3,292
[6,11] Enterprise Fleet Financing LLC Series 2016-1		2.080%	9/20/21	7,640	7,595
[6,11] Enterprise Fleet Financing LLC Series 2016-2		2.040%	2/22/22	1,390	1,375
[6,11] Enterprise Fleet Financing LLC Series 2017-3		2.360%	5/20/23	3,750	3,692
[6,11] Enterprise Fleet Financing LLC Series 2018-1		3.100%	10/20/23	7,980	7,979
[6,10,11]Evergreen Credit Card Trust Series 2016-1		2.497%	4/15/20	36,000	36,006
[6,10,11]Evergreen Credit Card Trust Series 2017-1		2.037%	10/15/21	10,485	10,486
[5,6]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	6,318	6,036
[5,6]	FHLMC Multifamily Structured Pass
	Through Certificates K066	3.117%	6/25/27	5,460	5,439
[5,6]	FHLMC Multifamily Structured Pass
	Through Certificates K069	3.187%	9/25/27	3,450	3,432
[5,6]	FHLMC Multifamily Structured Pass
	Through Certificates K072	3.444%	12/25/27	1,310	1,334
[5,6]	FHLMC Multifamily Structures Pass
	Through Certificates K073	3.350%	1/25/28	6,650	6,696
6	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	12,140	11,871
[6,10] First National Master Note Trust 2017-1		2.177%	4/18/22	8,010	8,023
[6,10] First National Master Note Trust 2017-2		2.217%	10/16/23	5,780	5,786

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	8,580	8,502
6	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	4,340	4,296
[6,11] Ford Credit Auto Owner Trust 2014-REV1		2.260%	11/15/25	4,089	4,075
6	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	4,455	4,420
[6,11] Ford Credit Auto Owner Trust 2015-REV2		2.440%	1/15/27	9,700	9,613
[6,11] Ford Credit Auto Owner Trust 2016-REV1		2.310%	8/15/27	11,910	11,712
[6,11] Ford Credit Auto Owner Trust 2016-REV2		2.030%	12/15/27	15,232	14,794
[6,11] Ford Credit Auto Owner Trust 2017-1		2.620%	8/15/28	36,790	36,334
[6,11] Ford Credit Auto Owner Trust 2017-2		2.360%	3/15/29	14,950	14,531
6	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	7,500	7,311
[6,11] Ford Credit Auto Owner Trust 2018-REV1		3.190%	7/15/31	7,330	7,264
6	Ford Credit Floorplan Master Owner Trust
	A Series 2015-5	2.390%	8/15/22	8,230	8,144
6	Ford Credit Floorplan Master Owner Trust
	A Series 2017-1	2.070%	5/15/22	36,140	35,588
6	Ford Credit Floorplan Master Owner Trust
	A Series 2017-2	2.160%	9/15/22	17,260	17,013
6	Ford Credit Floorplan Master Owner Trust
	A Series 2018-1	2.950%	5/15/23	43,730	43,795
6	GM Financial Automobile Leasing Trust
	2015-3	1.690%	3/20/19	1,136	1,135
6	GM Financial Automobile Leasing Trust
	2016-1	1.790%	3/20/20	7,100	7,074
6	GM Financial Automobile Leasing Trust
	2017-1	2.260%	8/20/20	5,000	4,969
6	GM Financial Automobile Leasing Trust
	2017-2	2.180%	6/21/21	3,500	3,464
6	GM Financial Automobile Leasing Trust
	2017-3	1.720%	1/21/20	20,020	19,902
6	GM Financial Automobile Leasing Trust
	2017-3	2.010%	11/20/20	6,780	6,713
6	GM Financial Automobile Leasing Trust
	2017-3	2.120%	9/20/21	1,830	1,810
6	GM Financial Automobile Leasing Trust
	2018-1	2.610%	1/20/21	36,080	35,982
[6,11] GM Financial Consumer Automobile 2017-3		2.130%	3/16/23	4,240	4,142
[6,10,11]GMF Floorplan Owner Revolving Trust
	2016-1	2.627%	5/17/21	10,260	10,331
[6,10,11]GMF Floorplan Owner Revolving Trust
	2017-1	2.347%	1/18/22	220	221
[6,11] GMF Floorplan Owner Revolving Trust
	2017-2	2.130%	7/15/22	20,010	19,714
[6,11] GMF Floorplan Owner Revolving Trust
	2018-2	3.130%	3/15/23	27,570	27,649
[6,11] Golden Credit Card Trust 2016-5A		1.600%	9/15/21	24,420	23,980
[6,10,11]Golden Credit Card Trust 2017-4A		2.297%	7/15/24	17,930	18,008
[6,11] Golden Credit Card Trust 2018-1A		2.620%	1/15/23	19,510	19,363
[6,11] GreatAmerica Leasing Receivables
	Funding LLC Series 2016-1	1.990%	4/20/22	3,770	3,738
[6,11] GreatAmerica Leasing Receivables
	Funding LLC Series 2017-1	2.360%	1/20/23	5,700	5,641
[6,11] GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.600%	6/15/21	5,320	5,296
[6,11] GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.830%	6/17/24	3,460	3,442

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,11] GS Mortgage Securities Trust 2012-GC6		4.948%	1/10/45	233	245
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	934	930
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	4,923	5,087
6	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	1,550	1,533
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	3,370	3,411
6	GS Mortgage Securities Trust 2015-GC32	3.498%	7/10/48	7,000	7,079
6	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	2,380	2,387
6	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,124	2,123
[6,11] Hertz Vehicle Financing II LP 2015-3A		2.670%	9/25/21	2,790	2,753
[6,11] Hertz Vehicle Financing II LP 2016-2A		2.950%	3/25/22	3,693	3,657
[6,11] Hertz Vehicle Financing II LP 2016-3A		2.270%	7/25/20	1,380	1,367
[6,11] Hertz Vehicle Financing II LP 2018-1A		3.290%	2/25/24	2,610	2,576
[6,11] Hertz Vehicle Financing LLC 2017-2A		3.290%	10/25/23	1,969	1,951
[6,11,12]Holmes Master Issuer plc 2018-1		2.146%	10/15/54	16,640	16,629
6	Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	10,000	9,790
6	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	6,020	5,910
6	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	14,250	14,122
6	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	2,120	2,087
[6,11] Houston Galleria Mall Trust 2015-HGLR		3.087%	3/5/37	12,830	12,401
[6,11] Hyundai Auto Lease Securitization Trust
	2017-B	2.130%	3/15/21	7,540	7,470
[6,11] Hyundai Auto Lease Securitization Trust
	2017-C	2.120%	2/16/21	11,580	11,473
[6,11] Hyundai Auto Lease Securitization Trust
	2017-C	2.210%	9/15/21	2,280	2,254
[6,11] Hyundai Auto Lease Securitization Trust
	2018-A	2.810%	4/15/21	23,520	23,513
[6,11] Hyundai Auto Lease Securitization Trust
	2018-A	2.890%	3/15/22	7,440	7,441
6	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	2,910	2,886
6	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	10,250	10,006
[6,11] Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	2,090	2,074
[6,12] Illinois Student Assistance Commission
	Series 2010-1	2.795%	4/25/22	427	428
[6,11] Irvine Core Office Trust 2013-IRV		3.174%	5/15/48	1,952	1,936
6	John Deere Owner Trust 2015-B	1.780%	6/15/22	480	478
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	880	865
6	John Deere Owner Trust 2017-A	2.110%	12/15/23	7,390	7,299
6	John Deere Owner Trust 2017-B	2.110%	7/15/24	7,410	7,266
[6,11] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	2,819	2,925
[6,11] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.408%	8/15/46	833	885
[6,11] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	8,782	9,085
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	369	373
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	902	889
[6,11] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,373	1,366
[6,11] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,524	1,517

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C10	2.875%	12/15/47	2,547	2,521
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,635	2,723
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	452	460
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	160	164
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,120	1,168
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	2,521	2,484
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	400	405
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	680	676
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,310	1,323
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	2,804	2,853
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.031%	7/15/45	1,309	1,340
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	358	364
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	450	468
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	179	182
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	3,697	3,858
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	4,862	5,047
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	402	419
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.493%	8/15/47	170	171
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	970	982
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C32	3.598%	11/15/48	3,040	3,066
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	6,000	6,075
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	1,550	1,544
6	JPMDB Commercial Mortgage Securities
	Trust 2017-C7	3.409%	10/15/50	610	602
[6,11] Kubota Credit Owner Trust 2017-1A		2.160%	3/15/24	2,940	2,875
[6,11,12]Lanark Master Issuer plc 2018-1A		2.236%	12/22/69	4,990	4,995
6	LB-UBS Commercial Mortgage Trust 2008-C1	6.319%	4/15/41	91	91
[6,11] Master Credit Card Trust II Series 2017-1A		2.260%	7/21/21	20,000	19,794
[6,10,11]Master Credit Card Trust II Series 2018-1A		2.331%	7/22/24	7,630	7,653
6	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	7,610	7,594
6	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	11,420	11,376
6	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	1,140	1,133
[6,10,11]Mercedes-Benz Master Owner Trust 2017-B		2.197%	5/16/22	4,562	4,576

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,11] MMAF Equipment Finance LLC 2012-AA		1.980%	6/10/32	161	161
[6,11] MMAF Equipment Finance LLC 2013-AA		1.680%	5/11/20	184	184
[6,11] MMAF Equipment Finance LLC 2013-AA		2.570%	6/9/33	895	895
[6,11] MMAF Equipment Finance LLC 2016-AA		2.210%	12/15/32	5,240	5,058
[6,11] MMAF Equipment Finance LLC 2017-A		2.410%	8/16/24	6,180	6,081
[6,11] MMAF Equipment Finance LLC 2017-A		2.680%	7/16/27	3,090	3,012
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.176%	8/15/45	2,328	2,331
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	896	903
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C6	2.858%	11/15/45	1,132	1,116
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.082%	7/15/46	4,817	5,011
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.960%	8/15/46	1,160	1,193
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	4.167%	8/15/46	350	365
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	3.824%	10/15/46	375	383
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	130	136
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C13	4.039%	11/15/46	75	78
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.064%	2/15/47	358	371
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.384%	2/15/47	179	186
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	1,960	1,991
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	4,350	4,507
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	2,913	2,991
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.094%	6/15/47	295	304
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.451%	7/15/50	11,000	11,005
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.719%	7/15/50	5,200	5,302
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.372%	10/15/48	2,500	2,485
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	2,903	2,946
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.459%	12/15/49	5,600	5,586
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	792	807
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	1,150	1,152
[6,11] Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	2,011	1,964
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	5,320	5,415
6	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	4,290	4,305
6	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	1,210	1,220
6	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	11,200	11,242

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,10,11]Motor plc 2017 1A		2.401%	9/25/24	16,100	16,218
11	National Australia Bank Ltd.	2.250%	3/16/21	29,900	29,353
11	National Australia Bank Ltd.	2.400%	12/7/21	26,680	26,161
[6,10] Navient Student Loan Trust 2014-8		2.311%	4/25/23	3,897	3,903
[6,10] Navient Student Loan Trust 2015-3		2.522%	6/26/56	4,800	4,812
[6,10,11]Navient Student Loan Trust 2016-2		2.922%	6/25/65	1,450	1,468
[6,10,11]Navient Student Loan Trust 2016-3		2.721%	6/25/65	1,880	1,897
[6,10,11]Navient Student Loan Trust 2016-6A		2.621%	3/25/66	7,040	7,102
[6,10,11]Navient Student Loan Trust 2017-1		2.621%	7/26/66	26,000	26,218
[6,10,11]Navient Student Loan Trust 2017-3A		2.472%	7/26/66	4,715	4,744
[6,10,11]Navient Student Loan Trust 2017-4A		2.372%	9/27/66	5,910	5,925
[6,10,11]Navient Student Loan Trust 2018-1		2.062%	3/25/67	2,052	2,051
[6,10,11]Navient Student Loan Trust 2018-1		2.221%	3/25/67	2,610	2,608
[6,10,11]Navient Student Loan Trust 2018-1		2.591%	3/25/67	3,220	3,225
[6,10,11]Navistar Financial Dealer Note Master
	Trust II 2017-1A	2.652%	6/27/22	7,070	7,101
[6,11] NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	2,950	2,950
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	17,740	17,580
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	4,910	4,863
6	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	8,660	8,582
6	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	2,420	2,392
6	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	775	767
6	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	15,000	14,799
6	Nissan Auto Receivables 2016-A Owner Trust	1.590%	7/15/22	9,120	8,952
6	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	20,760	20,529
6	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	11,700	11,488
[6,10] Nissan Master Owner Trust Receivables
	Series 2017-C	2.097%	10/17/22	31,210	31,266
[6,12] North Carolina State Education Assistance
	Authority 2011-1	2.645%	1/26/26	22	22
[6,11] Palisades Center Trust 2016-PLSD		2.713%	4/13/33	840	824
[6,10,11]PHEAA Student Loan Trust 2016-2A		2.822%	11/25/65	5,497	5,511
	Royal Bank of Canada	2.200%	9/23/19	3,072	3,064
	Royal Bank of Canada	2.100%	10/14/20	5,050	4,957
6	Royal Bank of Canada	1.875%	2/5/21	4,800	4,724
	Royal Bank of Canada	2.300%	3/22/21	5,583	5,518
[6,11] Santander Retail Auto Lease Trust 2017-A		2.370%	1/20/22	2,310	2,285
[6,11] Santander Retail Auto Lease Trust 2018-A		2.930%	5/20/21	16,590	16,588
[6,11] Santander Retail Auto Lease Trust 2018-A		3.060%	4/20/22	5,810	5,810
[6,11] Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	4,047	4,025
[6,11] Securitized Term Auto Receivables Trust
	2016-1A	1.794%	2/25/21	3,800	3,728
[6,11] Securitized Term Auto Receivables Trust
	2017-1A	1.890%	8/25/20	13,680	13,608
[6,11] Securitized Term Auto Receivables Trust
	2017-1A	2.209%	6/25/21	4,120	4,090
[6,11] Securitized Term Auto Receivables Trust
	2017-2A	2.040%	4/26/21	10,370	10,185
[6,11] Securitized Term Auto Receivables Trust
	2017-2A	2.289%	3/25/22	3,480	3,387
[6,12] SLM Student Loan Trust 2005-5		1.845%	4/25/25	1,536	1,535
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	810	787
6	Synchrony Credit Card Master Note Trust
	2015-1	2.370%	3/15/23	2,955	2,932

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Synchrony Credit Card Master Note Trust
	2015-2	1.600%	4/15/21	3,500	3,499
6	Synchrony Credit Card Master Note Trust
	2015-4	2.380%	9/15/23	6,363	6,286
6	Synchrony Credit Card Master Note Trust
	2016-2	2.210%	5/15/24	5,840	5,705
6	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	16,370	16,128
6	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	9,910	9,712
6	Synchrony Credit Card Master Note Trust
	Series 2012-2	2.220%	1/15/22	1,792	1,789
6	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,470	2,432
6	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	880	863
6	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	7,970	7,912
6	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	530	524
[6,10,11]Trillium Credit Card Trust II 2016-1A		2.591%	5/26/21	23,940	23,962
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	251
6	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	2,030	2,033
[6,11] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	3,940	3,943
6	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,340	1,318
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.244%	4/10/46	200	200
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.469%	4/10/46	120	121
6	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	7,810	7,670
[6,11] Verizon Owner Trust 2016-2A		1.680%	5/20/21	6,660	6,583
[6,11] Verizon Owner Trust 2017-1A		2.060%	9/20/21	11,000	10,893
[6,11] Verizon Owner Trust 2017-2A		1.920%	12/20/21	28,510	28,143
[6,11] Verizon Owner Trust 2017-3		2.060%	4/20/22	9,340	9,206
[6,11] Verizon Owner Trust 2018-1		2.820%	9/20/22	32,380	32,382
[6,11] VNDO 2012-6AVE Mortgage Trust		2.996%	11/15/30	2,529	2,509
[6,11] Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	1,280	1,267
[6,11] Volvo Financial Equipment LLC Series
	2017-1A	2.210%	11/15/21	2,310	2,281
[6,10,11]Volvo Financial Equipment Master Owner
	Trust 2017-A	2.277%	11/15/22	3,050	3,060
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	862	852
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	517	520
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	416	428
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	296	309
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	1,405	1,377
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	1,400	1,411
6	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,870	1,895
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	2,572	2,637

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	3,080	3,129
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.525%	12/15/49	420	420
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	320	325
6	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	2,350	2,323
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	2,100	2,068
6	Wells Fargo Commercial Mortgage Trust
	2017-C40	3.581%	10/15/50	2,790	2,802
6	Wells Fargo Commercial Mortgage Trust
	2017-C41	3.472%	11/15/50	1,540	1,522
6	Wells Fargo Commercial Mortgage Trust
	2017-C42	3.589%	12/15/50	11,200	11,244
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	900	907
6	Wells Fargo Commercial Mortgage Trust
	2018-C43	4.012%	3/15/51	1,270	1,318
[6,10] Wells Fargo Dealer Floorplan Master Note
	Trust Series 2015-2	2.472%	1/20/22	12,080	12,150
11	Westpac Banking Corp.	2.000%	3/3/20	2,550	2,516
11	Westpac Banking Corp.	2.250%	11/9/20	3,460	3,410
11	Westpac Banking Corp.	2.100%	2/25/21	880	861
[6,11] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,221	1,258
6	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,080
6	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	623
6	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	207
6	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,415	2,378
6	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	564
6	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	476	486
6	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	225	234
6	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	161	164
6	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	595	606
6	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	1,488	1,553
6	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	2,350	2,405
6	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	1,031	1,069
6	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	815	837
6	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	2,810	2,834
6	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	2,560	2,615
6	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	2,302	2,380
[6,11] Wheels SPV 2 LLC 2016-1A		1.870%	5/20/25	665	658

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,10] World Financial Network Credit Card Master
	Note Trust Series 2015-A	2.257%	2/15/22	2,585	2,585
6	World Financial Network Credit Card Master
	Note Trust Series 2015-B	2.550%	6/17/24	1,330	1,317
6	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	3,360	3,344
6	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	15,000	14,818
6	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	1,390	1,381
6	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	7,410	7,294
6	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	3,260	3,245
6	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	4,670	4,627
6	World Omni Automobile Lease Securitization
	Trust 2018-A	2.830%	7/15/21	20,860	20,857
6	World Omni Automobile Lease Securitization
	Trust 2018-A	2.940%	5/15/23	6,260	6,259
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,314,206)					2,291,655
Corporate Bonds (21.0%)
Finance (12.7%)
	Banking (10.4%)
	American Express Co.	3.000%	10/30/24	16,730	16,043
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,792
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	3,640	3,627
6	Bank of America Corp.	2.369%	7/21/21	2,775	2,728
6	Bank of America Corp.	2.328%	10/1/21	8,540	8,351
[6,11] Bank of America Corp.		3.004%	12/20/23	23,394	22,858
6	Bank of America Corp.	3.550%	3/5/24	172,195	172,596
6	Bank of America Corp.	3.366%	1/23/26	32,700	31,831
6	Bank of America Corp.	3.824%	1/20/28	18,454	18,183
6	Bank of America Corp.	3.593%	7/21/28	2,265	2,188
6	Bank of America Corp.	3.970%	3/5/29	32,650	32,613
	Bank of New York Mellon Corp.	2.600%	8/17/20	1,246	1,236
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,063
	Bank of New York Mellon Corp.	2.050%	5/3/21	3,685	3,576
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	1,887
	Bank of New York Mellon Corp.	3.000%	2/24/25	600	578
	Bank of Nova Scotia	1.650%	6/14/19	4,090	4,039
	Bank of Nova Scotia	2.700%	3/7/22	1,360	1,335
11	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	7,440	7,351
11	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	13,020	12,718
11	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	11,130	10,836
	BNP Paribas SA	2.700%	8/20/18	3,590	3,592
11	BNP Paribas SA	3.375%	1/9/25	26,875	25,966
	BPCE SA	2.500%	12/10/18	7,485	7,484
	BPCE SA	2.500%	7/15/19	2,225	2,214
	Commonwealth Bank of Australia	2.500%	9/20/18	9,260	9,255
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	1,992
	Commonwealth Bank of Australia	2.300%	9/6/19	6,329	6,280
	Commonwealth Bank of Australia	2.300%	3/12/20	1,500	1,480
11	Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,079
	Commonwealth Bank of Australia	2.400%	11/2/20	4,420	4,339
11	Commonwealth Bank of Australia	2.000%	9/6/21	3,920	3,765
11	Commonwealth Bank of Australia	2.750%	3/10/22	10,060	9,889
11	Commonwealth Bank of Australia	3.450%	3/16/23	2,000	1,999
11	Commonwealth Bank of Australia	3.150%	9/19/27	11,000	10,442

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,380	2,371
	Cooperatieve Rabobank UA	2.250%	1/14/20	3,610	3,562
	Cooperatieve Rabobank UA	2.750%	1/10/23	15,160	14,746
	Credit Suisse AG	2.300%	5/28/19	5,990	5,951
	Credit Suisse AG	3.000%	10/29/21	3,000	2,966
11	Danske Bank A/S	2.750%	9/17/20	1,105	1,093
	Fifth Third Bank	2.300%	3/15/19	1,360	1,354
	Fifth Third Bank	1.625%	9/27/19	5,820	5,715
	Fifth Third Bank	2.250%	6/14/21	5,364	5,212
	First Republic Bank	2.500%	6/6/22	18,680	18,075
	Goldman Sachs Group Inc.	2.625%	1/31/19	8,910	8,903
	Goldman Sachs Group Inc.	2.550%	10/23/19	11,885	11,821
	Goldman Sachs Group Inc.	2.300%	12/13/19	21,690	21,471
	Goldman Sachs Group Inc.	2.600%	12/27/20	10,920	10,757
	Goldman Sachs Group Inc.	5.750%	1/24/22	11,320	12,238
	Goldman Sachs Group Inc.	3.000%	4/26/22	14,575	14,308
6	Goldman Sachs Group Inc.	2.876%	10/31/22	12,995	12,719
	Goldman Sachs Group Inc.	3.625%	1/22/23	295	296
6	Goldman Sachs Group Inc.	2.908%	6/5/23	16,520	16,064
6	Goldman Sachs Group Inc.	2.905%	7/24/23	9,710	9,448
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,880	1,885
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,695	2,659
6	Goldman Sachs Group Inc.	3.272%	9/29/25	20,859	20,025
6	Goldman Sachs Group Inc.	3.691%	6/5/28	12,885	12,549
6	Goldman Sachs Group Inc.	3.814%	4/23/29	15,255	14,928
11	HSBC Bank plc	1.500%	5/15/18	2,250	2,247
	HSBC Bank USA NA	4.875%	8/24/20	3,896	4,030
	HSBC Holdings plc	5.100%	4/5/21	780	819
	HSBC Holdings plc	2.650%	1/5/22	6,285	6,108
	HSBC Holdings plc	4.875%	1/14/22	2,030	2,133
6	HSBC Holdings plc	3.262%	3/13/23	31,605	31,123
	HSBC Holdings plc	3.600%	5/25/23	5,435	5,439
6	HSBC Holdings plc	3.033%	11/22/23	13,325	13,003
	HSBC Holdings plc	4.375%	11/23/26	985	980
6	HSBC Holdings plc	4.041%	3/13/28	39,986	39,900
	HSBC USA Inc.	2.750%	8/7/20	3,325	3,294
	Huntington National Bank	2.200%	11/6/18	1,812	1,807
	Huntington National Bank	2.375%	3/10/20	7,705	7,592
	Huntington National Bank	2.500%	8/7/22	4,185	4,033
11	ING Bank NV	2.500%	10/1/19	2,670	2,651
	JPMorgan Chase & Co.	1.625%	5/15/18	545	544
	JPMorgan Chase & Co.	2.250%	1/23/20	17,512	17,281
	JPMorgan Chase & Co.	4.950%	3/25/20	3,995	4,145
	JPMorgan Chase & Co.	2.750%	6/23/20	4,475	4,446
	JPMorgan Chase & Co.	2.550%	10/29/20	20,110	19,821
	JPMorgan Chase & Co.	2.550%	3/1/21	10,159	9,992
	JPMorgan Chase & Co.	4.500%	1/24/22	5,296	5,505
	JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,121
	JPMorgan Chase & Co.	2.972%	1/15/23	25,393	24,862
	JPMorgan Chase & Co.	3.200%	1/25/23	1,955	1,935
6	JPMorgan Chase & Co.	2.776%	4/25/23	5,370	5,242
	JPMorgan Chase & Co.	2.700%	5/18/23	5,337	5,139
	JPMorgan Chase & Co.	3.875%	2/1/24	4,000	4,071
	JPMorgan Chase & Co.	3.625%	5/13/24	6,350	6,318
	JPMorgan Chase & Co.	3.125%	1/23/25	7,986	7,682

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	JPMorgan Chase & Co.	3.220%	3/1/25	16,970	16,521
	JPMorgan Chase & Co.	3.900%	7/15/25	8,000	8,064
	JPMorgan Chase & Co.	3.300%	4/1/26	3,659	3,535
	JPMorgan Chase & Co.	3.200%	6/15/26	6,705	6,399
6	JPMorgan Chase & Co.	3.782%	2/1/28	16,790	16,626
6	JPMorgan Chase & Co.	3.540%	5/1/28	11,745	11,465
	KeyBank NA	2.350%	3/8/19	881	878
	KeyBank NA	2.500%	11/22/21	1,860	1,816
	Lloyds Banking Group plc	3.000%	1/11/22	1,000	982
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,036
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	3,330	3,232
	Manufacturers & Traders Trust Co.	3.400%	8/17/27	3,770	3,665
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	22,218	22,070
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	3,880	3,742
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	2,975	2,932
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	15,770	15,288
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	825	784
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	685	685
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	13,765	13,594
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	950	955
11	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	11,120	10,973
	Mizuho Financial Group Inc.	4.018%	3/5/28	40,815	40,962
	Morgan Stanley	2.375%	7/23/19	25,904	25,745
	Morgan Stanley	5.625%	9/23/19	2,868	2,976
	Morgan Stanley	5.750%	1/25/21	6,800	7,247
	Morgan Stanley	2.625%	11/17/21	37,724	36,821
	Morgan Stanley	2.750%	5/19/22	7,400	7,206
	Morgan Stanley	3.125%	1/23/23	15,495	15,269
	Morgan Stanley	3.875%	4/29/24	4,030	4,058
12	Morgan Stanley	3.011%	5/8/24	6,885	6,966
	Morgan Stanley	3.700%	10/23/24	6,138	6,086
	Morgan Stanley	4.000%	7/23/25	1,355	1,362
	Morgan Stanley	3.875%	1/27/26	1,110	1,103
	Morgan Stanley	3.625%	1/20/27	8,090	7,900
6	Morgan Stanley	3.591%	7/22/28	14,360	13,871
6	Morgan Stanley	3.772%	1/24/29	7,555	7,432
	MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,322
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,800	1,736
11	MUFG Bank Ltd.	2.300%	3/5/20	580	572
11	MUFG Bank Ltd.	2.750%	9/14/20	7,652	7,579
	MUFG Union Bank NA	2.625%	9/26/18	1,460	1,459
	National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,138
11	Nordea Bank AB	2.500%	9/17/20	1,865	1,835
	PNC Bank NA	2.200%	1/28/19	3,300	3,286
	PNC Bank NA	2.600%	7/21/20	5,115	5,070
	PNC Bank NA	2.150%	4/29/21	2,078	2,023
	PNC Bank NA	2.550%	12/9/21	4,695	4,576
	PNC Bank NA	2.625%	2/17/22	3,980	3,881
	PNC Bank NA	2.950%	2/23/25	4,610	4,433
	PNC Bank NA	3.250%	6/1/25	27	26
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,200	1,176
	PNC Funding Corp.	5.125%	2/8/20	2,550	2,646
	Royal Bank of Canada	1.500%	7/29/19	6,250	6,154
	Santander UK plc	3.050%	8/23/18	3,410	3,414
	Santander UK plc	2.500%	3/14/19	3,118	3,108

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Santander UK plc	2.350%	9/10/19	4,510	4,466
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	7,665	7,562
	State Street Corp.	1.350%	5/15/18	1,800	1,797
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	1,700	1,690
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	7,855	7,657
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	6,285	6,092
	Svenska Handelsbanken AB	2.500%	1/25/19	1,345	1,343
11	Swedbank AB	2.375%	2/27/19	3,770	3,756
11	Swedbank AB	2.800%	3/14/22	7,485	7,357
	Toronto-Dominion Bank	2.500%	12/14/20	6,580	6,487
	UBS AG	2.350%	3/26/20	700	690
11	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,270	5,207
11	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	22,609	21,915
11	UBS Group Funding Switzerland AG	3.491%	5/23/23	2,060	2,046
[6,11] UBS Group Funding Switzerland AG		2.859%	8/15/23	21,080	20,328
	US Bancorp	2.350%	1/29/21	675	665
	US Bancorp	3.700%	1/30/24	1,515	1,541
	Wells Fargo & Co.	2.600%	7/22/20	3,940	3,892
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,229
	Wells Fargo & Co.	2.625%	7/22/22	22,650	21,902
	Wells Fargo & Co.	3.450%	2/13/23	7,460	7,343
	Wells Fargo & Co.	3.300%	9/9/24	8,943	8,691
	Wells Fargo & Co.	3.000%	2/19/25	6,300	6,000
	Wells Fargo & Co.	3.000%	4/22/26	13,750	12,880
	Westpac Banking Corp.	2.250%	7/30/18	5,575	5,570
	Westpac Banking Corp.	4.875%	11/19/19	7,190	7,407
	Westpac Banking Corp.	2.100%	5/13/21	4,195	4,066
	Westpac Banking Corp.	2.000%	8/19/21	7,665	7,382
	Westpac Banking Corp.	2.750%	1/11/23	19,880	19,320
	Westpac Banking Corp.	3.350%	3/8/27	17,765	17,186

	Brokerage (0.1%)
	Charles Schwab Corp.	2.200%	7/25/18	450	450
	Invesco Finance plc	3.125%	11/30/22	4,490	4,461
	Invesco Finance plc	4.000%	1/30/24	4,000	4,132
	Invesco Finance plc	3.750%	1/15/26	3,060	3,061
	TD Ameritrade Holding Corp.	2.950%	4/1/22	60	60
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,220	3,263
	Finance Companies (0.5%)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	27,229	26,589
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	42,722	41,158

	Insurance (1.4%)
	Aetna Inc.	2.750%	11/15/22	1,700	1,640
	Aetna Inc.	2.800%	6/15/23	2,050	1,964
11	AIA Group Ltd.	3.200%	3/11/25	15,935	15,408
11	AIG Global Funding	2.700%	12/15/21	2,340	2,295
	Berkshire Hathaway Inc.	2.750%	3/15/23	19,250	18,922
	Berkshire Hathaway Inc.	3.125%	3/15/26	11,172	10,843
	Chubb INA Holdings Inc.	2.875%	11/3/22	6,693	6,611
	Chubb INA Holdings Inc.	2.700%	3/13/23	2,810	2,734
	Chubb INA Holdings Inc.	3.350%	5/15/24	3,860	3,853
	Chubb INA Holdings Inc.	3.150%	3/15/25	984	962

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
11	Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,258
	Manulife Financial Corp.	4.900%	9/17/20	6,695	6,969
	Manulife Financial Corp.	4.150%	3/4/26	2,529	2,568
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,820	5,044
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	10,400	10,194
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,995	1,984
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	8,620	8,519
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,982	3,965
11	MassMutual Global Funding II	2.750%	6/22/24	14,015	13,543
11	Metropolitan Life Global Funding I	3.000%	1/10/23	9,594	9,420
11	Metropolitan Life Global Funding I	3.450%	12/18/26	8,725	8,517
11	Metropolitan Life Global Funding I	3.000%	9/19/27	17,995	16,923
11	New York Life Global Funding	2.900%	1/17/24	4,120	4,038
11	New York Life Global Funding	3.000%	1/10/28	23,225	22,060
	PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,822
11	Pricoa Global Funding I	2.550%	11/24/20	2,130	2,112
11	Pricoa Global Funding I	2.450%	9/21/22	3,940	3,821
11	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,270	1,264
11	Swiss Re Treasury US Corp.	2.875%	12/6/22	6,555	6,370
	UnitedHealth Group Inc.	1.900%	7/16/18	1,020	1,018
	UnitedHealth Group Inc.	2.700%	7/15/20	757	757
	UnitedHealth Group Inc.	3.350%	7/15/22	2,080	2,090
	UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,651
	UnitedHealth Group Inc.	3.750%	7/15/25	5,275	5,344
	UnitedHealth Group Inc.	3.450%	1/15/27	7,500	7,431

	Other Finance (0.0%)
11	Mitsui Fudosan Co. Ltd.	2.950%	1/23/23	2,250	2,213

	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities Inc.	3.350%	5/15/27	2,710	2,618
	AvalonBay Communities Inc.	3.200%	1/15/28	2,060	1,954
	Camden Property Trust	4.875%	6/15/23	435	462
	Camden Property Trust	4.250%	1/15/24	1,488	1,535
	Camden Property Trust	3.500%	9/15/24	435	427
	Federal Realty Investment Trust	3.000%	8/1/22	2,300	2,284
	Federal Realty Investment Trust	2.750%	6/1/23	4,490	4,364
	Federal Realty Investment Trust	3.250%	7/15/27	6,000	5,724
11	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	6,205	6,089
	Simon Property Group LP	4.375%	3/1/21	4,400	4,556
	Simon Property Group LP	3.500%	9/1/25	891	880
	Simon Property Group LP	3.375%	12/1/27	10,865	10,398
					1,891,323
Industrial (7.3%)
	Basic Industry (0.3%)
11	Air Liquide Finance SA	1.750%	9/27/21	16,586	15,827
11	Air Liquide Finance SA	2.250%	9/27/23	7,630	7,263
11	Air Liquide Finance SA	2.500%	9/27/26	1,435	1,327
	Airgas Inc.	2.900%	11/15/22	2,575	2,545
11	Chevron Phillips Chemical Co. LLC /
	Chevron Phillips Chemical Co. LP	3.400%	12/1/26	3,265	3,213
11	Chevron Phillips Chemical Co. LLC /
	Chevron Phillips Chemical Co. LP	3.700%	6/1/28	20,075	20,104
	Praxair Inc.	2.450%	2/15/22	1,100	1,077
	Praxair Inc.	2.200%	8/15/22	1,120	1,080

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital Goods (1.2%)
	Caterpillar Financial Services Corp.	1.700%	8/9/21	22,027	21,097
	Caterpillar Financial Services Corp.	2.850%	6/1/22	6,000	5,927
	Caterpillar Financial Services Corp.	2.400%	6/6/22	13,610	13,206
	Caterpillar Financial Services Corp.	3.750%	11/24/23	5,365	5,476
	Caterpillar Financial Services Corp.	3.250%	12/1/24	1,705	1,685
	Caterpillar Inc.	3.900%	5/27/21	1,613	1,656
	Caterpillar Inc.	2.600%	6/26/22	1,605	1,568
	Deere & Co.	2.600%	6/8/22	5,220	5,099
	General Dynamics Corp.	2.625%	11/15/27	12,535	11,691
	General Electric Co.	5.500%	1/8/20	4,610	4,797
	General Electric Co.	3.150%	9/7/22	24,070	23,723
	Illinois Tool Works Inc.	3.500%	3/1/24	2,650	2,702
	Illinois Tool Works Inc.	2.650%	11/15/26	11,925	11,140
	John Deere Capital Corp.	2.800%	3/4/21	3,475	3,450
	John Deere Capital Corp.	2.750%	3/15/22	4,645	4,589
	John Deere Capital Corp.	2.800%	3/6/23	4,490	4,392
	John Deere Capital Corp.	2.650%	6/24/24	10,000	9,580
	Parker-Hannifin Corp.	3.500%	9/15/22	1,885	1,905
	Parker-Hannifin Corp.	3.300%	11/21/24	3,935	3,925
	Parker-Hannifin Corp.	3.250%	3/1/27	6,040	5,924
	Precision Castparts Corp.	3.250%	6/15/25	13,895	13,764
11	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	11,205	11,050
11	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	3,445	3,429
11	Siemens Financieringsmaatschappij NV	2.350%	10/15/26	8,770	8,011

	Communication (0.9%)
	America Movil SAB de CV	5.000%	10/16/19	11,945	12,314
	America Movil SAB de CV	5.000%	3/30/20	7,025	7,254
	America Movil SAB de CV	3.125%	7/16/22	7,364	7,260
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,530	1,928
	Comcast Corp.	5.700%	5/15/18	2,220	2,229
	Comcast Corp.	5.150%	3/1/20	4,425	4,603
	Comcast Corp.	2.850%	1/15/23	2,700	2,633
	Comcast Corp.	3.000%	2/1/24	2,300	2,232
	Comcast Corp.	3.600%	3/1/24	5,170	5,191
	Comcast Corp.	3.375%	2/15/25	30,945	30,296
	Comcast Corp.	3.375%	8/15/25	20,279	19,827
	NBCUniversal Media LLC	5.150%	4/30/20	8,090	8,434
	NBCUniversal Media LLC	2.875%	1/15/23	25,090	24,541
	Walt Disney Co.	3.150%	9/17/25	2,500	2,463

	Consumer Cyclical (1.1%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	11,030	11,010
	American Honda Finance Corp.	2.250%	8/15/19	6,590	6,550
	American Honda Finance Corp.	2.450%	9/24/20	2,225	2,206
	American Honda Finance Corp.	1.700%	9/9/21	2,790	2,668
	Costco Wholesale Corp.	2.750%	5/18/24	3,180	3,095
	Costco Wholesale Corp.	3.000%	5/18/27	3,945	3,803
	Cummins Inc.	3.650%	10/1/23	1,350	1,374
11	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	7,090	7,053
11	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	1,475	1,462
11	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	1,089	1,068
11	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	4,600	4,538

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
11	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	9,200	9,119
	Harley-Davidson Inc.	3.500%	7/28/25	7,465	7,401
	Lowe’s Cos. Inc.	4.625%	4/15/20	2,070	2,125
	Lowe’s Cos. Inc.	3.120%	4/15/22	4,440	4,441
	Lowe’s Cos. Inc.	3.375%	9/15/25	775	768
	Lowe’s Cos. Inc.	2.500%	4/15/26	18,500	17,124
	Lowe’s Cos. Inc.	3.100%	5/3/27	7,265	6,951
11	Nissan Motor Acceptance Corp.	2.550%	3/8/21	5,415	5,324
11	Nissan Motor Acceptance Corp.	2.600%	9/28/22	2,595	2,511
	PACCAR Financial Corp.	2.200%	9/15/19	450	448
	Starbucks Corp.	2.100%	2/4/21	1,980	1,939
	Starbucks Corp.	2.450%	6/15/26	3,645	3,398
	TJX Cos. Inc.	2.750%	6/15/21	1,650	1,642
	TJX Cos. Inc.	2.500%	5/15/23	900	874
	TJX Cos. Inc.	2.250%	9/15/26	8,940	8,041
	Visa Inc.	2.200%	12/14/20	4,465	4,408
	Visa Inc.	2.800%	12/14/22	7,090	6,987
	Visa Inc.	3.150%	12/14/25	21,965	21,532
	Walmart Inc.	2.350%	12/15/22	4,165	4,053
	Walmart Inc.	2.550%	4/11/23	6,290	6,146
	Walmart Inc.	2.650%	12/15/24	5,000	4,811

	Consumer Noncyclical (0.9%)
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	2,050	2,042
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	5,080	4,941
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	4,325	4,328
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	7,160	7,086
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	6,660	6,976
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,155	1,152
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,385
	Covidien International Finance SA	4.200%	6/15/20	4,126	4,241
	Gilead Sciences Inc.	4.500%	4/1/21	3,000	3,122
	Gilead Sciences Inc.	3.700%	4/1/24	27,530	27,894
	Gilead Sciences Inc.	3.500%	2/1/25	25,835	25,798
	Gilead Sciences Inc.	3.650%	3/1/26	6,700	6,726
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,123
	Kaiser Foundation Hospitals	3.150%	5/1/27	965	934
	Kimberly-Clark Corp.	3.625%	8/1/20	630	641
	Medtronic Global Holdings SCA	3.350%	4/1/27	10,450	10,311
	Medtronic Inc.	5.600%	3/15/19	1,800	1,854
	Medtronic Inc.	3.150%	3/15/22	8,355	8,369
	Medtronic Inc.	3.625%	3/15/24	2,325	2,356
	Medtronic Inc.	3.500%	3/15/25	17,825	17,821
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	300	283

	Energy (1.3%)
	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	3.337%	12/15/27	34,540	32,917
	BP Capital Markets plc	1.375%	5/10/18	1,800	1,799
	BP Capital Markets plc	2.241%	9/26/18	3,780	3,778
	BP Capital Markets plc	4.750%	3/10/19	7,640	7,793
	BP Capital Markets plc	4.500%	10/1/20	4,040	4,217
	BP Capital Markets plc	3.561%	11/1/21	2,047	2,078

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.062%	3/17/22	915	912
BP Capital Markets plc	3.245%	5/6/22	5,770	5,766
BP Capital Markets plc	2.500%	11/6/22	3,140	3,032
BP Capital Markets plc	2.750%	5/10/23	10,190	9,903
BP Capital Markets plc	3.994%	9/26/23	900	929
BP Capital Markets plc	3.814%	2/10/24	10,790	10,994
BP Capital Markets plc	3.224%	4/14/24	7,250	7,154
BP Capital Markets plc	3.535%	11/4/24	7,225	7,247
BP Capital Markets plc	3.506%	3/17/25	8,000	7,991
BP Capital Markets plc	3.119%	5/4/26	13,600	13,151
BP Capital Markets plc	3.279%	9/19/27	11,000	10,647
Exxon Mobil Corp.	2.397%	3/6/22	1,100	1,078
Shell International Finance BV	4.300%	9/22/19	1,575	1,611
Shell International Finance BV	4.375%	3/25/20	1,840	1,896
Shell International Finance BV	3.250%	5/11/25	18,950	18,744
Shell International Finance BV	2.875%	5/10/26	8,500	8,155
Total Capital International SA	2.875%	2/17/22	4,040	4,010
Total Capital SA	4.450%	6/24/20	8,450	8,726
Total Capital SA	4.125%	1/28/21	805	829
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,200	1,164
TransCanada PipeLines Ltd.	3.750%	10/16/23	640	651
TransCanada PipeLines Ltd.	4.875%	1/15/26	10,651	11,503

Technology (1.2%)
Apple Inc.	2.000%	5/6/20	3,705	3,660
Apple Inc.	2.250%	2/23/21	1,500	1,478
Apple Inc.	2.500%	2/9/22	1,015	999
Apple Inc.	2.850%	2/23/23	1,070	1,060
Apple Inc.	3.000%	2/9/24	10,365	10,220
Apple Inc.	3.450%	5/6/24	5,385	5,422
Apple Inc.	2.850%	5/11/24	14,160	13,799
Apple Inc.	2.750%	1/13/25	2,295	2,203
Apple Inc.	2.500%	2/9/25	5,060	4,789
Apple Inc.	3.200%	5/13/25	1,360	1,343
Apple Inc.	3.250%	2/23/26	9,562	9,409
Apple Inc.	3.350%	2/9/27	10,918	10,775
Apple Inc.	3.000%	6/20/27	1,710	1,645
Apple Inc.	3.000%	11/13/27	2,295	2,196
Baidu Inc.	3.250%	8/6/18	7,075	7,085
Microsoft Corp.	1.850%	2/12/20	1,015	1,005
Microsoft Corp.	2.375%	2/12/22	445	436
Microsoft Corp.	2.875%	2/6/24	20,185	19,802
Microsoft Corp.	2.700%	2/12/25	950	919
Microsoft Corp.	3.125%	11/3/25	2,285	2,253
Microsoft Corp.	2.400%	8/8/26	9,865	9,151
Microsoft Corp.	3.300%	2/6/27	3,050	3,024
Oracle Corp.	5.000%	7/8/19	1,095	1,130
Oracle Corp.	2.500%	5/15/22	8,255	8,042
Oracle Corp.	2.950%	11/15/24	16,155	15,686
Oracle Corp.	2.950%	5/15/25	4,915	4,754
QUALCOMM Inc.	2.600%	1/30/23	15,210	14,532
QUALCOMM Inc.	2.900%	5/20/24	17,100	16,343

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Transportation (0.4%)
[6,11] Air Canada 2017-1 Class A Pass Through
	Trust	3.550%	1/15/30	4,985	4,783
[6,11] Air Canada 2017-1 Class AA Pass Through
	Trust	3.300%	1/15/30	8,720	8,402
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	1,185	1,200
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	11,041	11,348
6	Continental Airlines 2012-2 Class A Pass
	Through Trust	4.000%	4/29/26	447	451
6	CSX Transportation Inc.	6.251%	1/15/23	1,164	1,277
6	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	4,423	4,894
6	Northwest Airlines 2007-1 Class A Pass
	Through Trust	7.027%	5/1/21	3,051	3,212
6	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	3,160	3,371
6	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	9,372	9,425
6	Spirit Airlines Pass Through Trust 2017-1A	3.650%	2/15/30	14,050	13,649
6	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	1,134	1,154
					1,092,681
Utilities (1.0%)
	Electric (1.0%)
11	AEP Transmission Co. LLC	3.100%	12/1/26	1,590	1,529
	Ameren Illinois Co.	2.700%	9/1/22	1,827	1,787
	Baltimore Gas & Electric Co.	2.800%	8/15/22	950	928
11	Berkshire Hathaway Energy Co.	2.800%	1/15/23	4,115	4,029
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	14,870	15,108
11	Berkshire Hathaway Energy Co.	3.250%	4/15/28	8,290	7,991
	Commonwealth Edison Co.	3.400%	9/1/21	8,700	8,800
	Commonwealth Edison Co.	2.550%	6/15/26	880	821
	Connecticut Light & Power Co.	5.500%	2/1/19	2,125	2,174
	Duke Energy Florida LLC	4.550%	4/1/20	1,375	1,419
	Entergy Arkansas Inc.	3.700%	6/1/24	1,603	1,638
	Entergy Arkansas Inc.	3.500%	4/1/26	9,180	9,159
	Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,305
	Entergy Louisiana LLC	2.400%	10/1/26	4,920	4,504
	Entergy Louisiana LLC	3.120%	9/1/27	3,060	2,945
	Georgia Power Co.	2.400%	4/1/21	8,665	8,507
	Georgia Power Co.	2.850%	5/15/22	2,735	2,689
	Georgia Power Co.	3.250%	3/30/27	4,950	4,783
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	3,477	3,627
	Pacific Gas & Electric Co.	3.850%	11/15/23	3,355	3,400
11	Pacific Gas & Electric Co.	3.300%	12/1/27	22,820	21,631
	PacifiCorp	5.500%	1/15/19	2,665	2,726
	Southern California Edison Co.	3.650%	3/1/28	9,795	9,808
	Southwestern Public Service Co.	3.300%	6/15/24	13,616	13,530
	Virginia Electric & Power Co.	2.950%	1/15/22	7,700	7,639
	Virginia Electric & Power Co.	2.750%	3/15/23	2,310	2,257
					144,734
Total Corporate Bonds (Cost $3,191,845)					3,128,738

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (7.9%)
	Asian Development Bank	1.750%	1/10/20	8,650	8,555
11	Avi Funding Co. Ltd.	2.850%	9/16/20	9,400	9,274
11	Bank Nederlandse Gemeenten NV	1.500%	2/15/19	20,500	20,355
11	Bank Nederlandse Gemeenten NV	2.500%	2/28/20	28,250	28,224
11	Bank Nederlandse Gemeenten NV	2.125%	12/14/20	11,915	11,757
11	Bermuda	4.854%	2/6/24	2,725	2,863
	Bermuda	4.854%	2/6/24	7,700	8,116
	CDP Financial Inc.	4.400%	11/25/19	12,055	12,393
11	CDP Financial Inc.	4.400%	11/25/19	27,460	28,256
11	CDP Financial Inc.	3.150%	7/24/24	1,269	1,263
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	6,065	6,060
11	CNPC General Capital Ltd.	3.400%	4/16/23	800	788
	Corp. Andina de Fomento	2.000%	5/10/19	1,080	1,072
	Corp. Andina de Fomento	2.200%	7/18/20	5,229	5,158
	Corp. Andina de Fomento	4.375%	6/15/22	7,161	7,496
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	7,682	7,818
11	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,950	3,006
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	4,700	4,603
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	15,849	16,490
	Corp. Nacional del Cobre de Chile	4.500%	9/16/25	15,000	15,580
11	CPPIB Capital Inc.	1.250%	9/20/19	17,700	17,402
	CPPIB Capital Inc.	1.250%	9/20/19	10,000	9,826
11	CPPIB Capital Inc.	2.250%	1/25/22	56,520	55,335
13	Development Bank of Japan Inc.	2.750%	9/16/25	7,580	7,386
[11,14] Dexia Credit Local SA		1.875%	9/15/21	13,260	12,837
11	Dexia Credit Local SA	2.375%	9/20/22	15,310	14,936
11	Electricite de France SA	3.625%	10/13/25	9,110	9,104
	Emirate of Abu Dhabi	3.125%	10/11/27	12,800	12,087
	European Investment Bank	1.625%	12/15/20	12,655	12,341
	European Investment Bank	4.000%	2/16/21	9,100	9,455
	Export-Import Bank of Korea	2.250%	1/21/20	5,390	5,312
	Export-Import Bank of Korea	5.125%	6/29/20	14,225	14,813
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,604
	Export-Import Bank of Korea	2.500%	5/10/21	4,600	4,491
	Export-Import Bank of Korea	4.375%	9/15/21	11,121	11,496
	Export-Import Bank of Korea	1.875%	10/21/21	8,870	8,441
12	Export-Import Bank of Korea	2.620%	1/25/22	9,225	9,260
	Export-Import Bank of Korea	3.000%	11/1/22	1,800	1,764
	Hydro-Quebec	8.050%	7/7/24	470	589
11	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	8,000	7,911
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,000	1,000
13	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,715
13	Japan Bank for International Cooperation	1.750%	11/13/18	9,170	9,139
13	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,717
13	Japan Bank for International Cooperation	2.250%	2/24/20	29,500	29,269
13	Japan Bank for International Cooperation	2.125%	7/21/20	10,085	9,937
13	Japan Bank for International Cooperation	2.125%	11/16/20	24,700	24,274
15	KFW	1.000%	6/11/18	5,225	5,215
	Kingdom of Saudi Arabia	2.375%	10/26/21	5,800	5,583
	Kingdom of Saudi Arabia	2.875%	3/4/23	4,620	4,445
12	Korea Development Bank	2.852%	9/19/20	8,000	8,001
	Korea Development Bank	2.500%	1/13/21	4,750	4,657
	Korea Development Bank	4.625%	11/16/21	605	631
	Korea Development Bank	3.000%	9/14/22	4,600	4,516

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Korea Development Bank	3.375%	3/12/23	27,675	27,527
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	4,755	4,743
11	Korea Gas Corp.	2.875%	7/29/18	3,650	3,647
	KSA Sukuk Ltd.	2.894%	4/20/22	27,598	26,838
11	Municipality Finance plc	1.125%	4/17/18	2,275	2,274
11	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,793
11	Nederlandse Waterschapsbank NV	1.250%	9/9/19	32,000	31,491
	North American Development Bank	2.300%	10/10/18	3,750	3,740
11	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	7,000	6,949
11	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	6,600	6,571
11	Petronas Capital Ltd.	5.250%	8/12/19	24,255	24,989
	Petronas Capital Ltd.	5.250%	8/12/19	3,991	4,110
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	56,115	55,679
	Province of Alberta	1.900%	12/6/19	15,000	14,825
11	Province of Alberta	1.750%	8/26/20	1,500	1,467
	Province of Manitoba	2.100%	9/6/22	1,900	1,832
	Province of New Brunswick	2.750%	6/15/18	1,145	1,146
	Province of Ontario	3.000%	7/16/18	11,926	11,937
	Province of Ontario	1.625%	1/18/19	42,130	41,892
	Province of Ontario	4.000%	10/7/19	5,475	5,594
	Province of Ontario	4.400%	4/14/20	22,335	23,127
	Province of Ontario	2.550%	2/12/21	21,679	21,549
10	Province of Quebec	2.352%	9/21/20	18,400	18,423
	Province of Quebec	2.750%	8/25/21	9,225	9,204
	Province of Quebec	2.375%	1/31/22	15,700	15,411
	Province of Quebec	7.500%	7/15/23	1,900	2,288
	Province of Quebec	7.125%	2/9/24	2,580	3,097
	Province of Quebec	7.500%	9/15/29	6,055	8,356
[6,11] Ras Laffan Liquefied Natural Gas Co. Ltd. II		5.298%	9/30/20	326	334
6	Republic of Chile	3.240%	2/6/28	7,578	7,419
	Republic of Korea	7.125%	4/16/19	21,906	22,897
	Republic of Lithuania	7.375%	2/11/20	51,625	55,847
	Republic of Lithuania	6.125%	3/9/21	11,500	12,474
	Republic of Poland	6.375%	7/15/19	8,303	8,690
	Republic of Poland	5.125%	4/21/21	10,205	10,843
	Republic of Poland	5.000%	3/23/22	26,142	27,972
	Republic of Slovenia	5.500%	10/26/22	3,125	3,420
	Republic of Slovenia	5.250%	2/18/24	4,007	4,425
11	Sinopec Group Overseas Development
	2017 Ltd.	2.375%	4/12/20	9,110	8,976
11	Slovak Republic	4.375%	5/21/22	2,275	2,392
	State of Israel	4.000%	6/30/22	1,170	1,216
	State of Israel	2.875%	3/16/26	15,265	14,676
	State of Israel	3.250%	1/17/28	2,683	2,610
	State of Kuwait	2.750%	3/20/22	6,563	6,430
	State of Qatar	6.550%	4/9/19	20,295	21,047
	State of Qatar	5.250%	1/20/20	24,000	24,870
	Statoil ASA	3.150%	1/23/22	7,065	7,066
	Statoil ASA	2.450%	1/17/23	1,825	1,767
	Statoil ASA	3.700%	3/1/24	6,300	6,413
11	Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,694
Total Sovereign Bonds (Cost $1,183,214)					1,172,593

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.1%)
California GO	6.200%	3/1/19	3,025	3,128
California GO	6.200%	10/1/19	170	179
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	2,050	2,062
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL	3.220%	2/1/21	672	674
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-ELL	3.450%	2/1/22	817	823
Regents of the University of California
Revenue	3.063%	7/1/25	3,430	3,409
University of California Revenue	2.054%	5/15/18	900	900
Total Taxable Municipal Bonds (Cost $11,243)				11,175

			Shares
Temporary Cash Investments (2.5%)
Money Market Fund (2.2%)
16 Vanguard Market Liquidity Fund	1.775%		3,178,975	317,898

			Face
			Amount
			($000)
Commercial Paper (0.3%)
11 JP Morgan Securities LLC	2.344%	1/28/19	50,390	49,351
Total Temporary Cash Investments (Cost $367,295)				367,249
Total Investments (101.5%) (Cost $15,373,754)				15,111,187
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard				801
Receivables for Investment Securities Sold				209,431
Receivables for Accrued Income				60,759
Variation Margin Receivable—Futures Contracts				5,372
Variation Margin Receivable—CC Swap Contracts				213
Other Assets				6,612
Total Other Assets				283,188
Liabilities
Payables for Investment Securities Purchased				(496,387)
Payables to Vanguard				(1,598)
Variation Margin Payable—Futures Contracts				(6,083)
Variation Margin Payable—CC Swap Contracts				(179)
Unrealized Depreciation—OTC Swap Contracts				(352)
Total Liabilities				(504,599)
Net Assets (100%)
Applicable to 659,020,191 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				14,889,776
Net Asset Value Per Share				$22.59

Institutional Intermediate-Term Bond Fund

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	15,280,764
Overdistributed Net Investment Income	(907)
Accumulated Net Realized Losses	(127,222)
Unrealized Appreciation (Depreciation)
Investment Securities	(262,567)
Futures Contracts	978
Swap Contracts	(1,270)
Net Assets	14,889,776

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,729,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $3,157,000 have been segregated as initial margin for open cleared swap contracts.
3 U.S. government-guaranteed.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
March 31, 2018.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
10 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
11 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate value of these securities was $1,821,437,000, representing 12.2% of net assets.
12 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
13 Guaranteed by the Government of Japan.
14 Guaranteed by multiple countries.
15 Guaranteed by the Federal Republic of Germany.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
CC—Centrally Cleared.
GO—General Obligation Bond.
OTC—Over-the-Counter.
REMIC—Real Estate Mortgage Investment Conduit.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	June 2018	8,378	958,954	3,313

Short Futures Contracts
2-Year U.S. Treasury Note	June 2018	(1,438)	(305,732)	13
Ultra 10-Year U.S. Treasury Note	June 2018	(1,180)	(153,234)	(2,016)
10-Year U.S. Treasury Note	June 2018	(874)	(105,877)	(167)
30-Year U.S. Treasury Bond	June 2018	(63)	(9,237)	(155)
Ultra Long U.S. Treasury Bond	June 2018	(3)	(481)	(10)
				(2,335)
				978

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
People’s Republic
of China/A1	6/20/23	GSI	4,600	1.000	78	(79)	(1)
Republic of Chile/Aa3	6/20/23	BNPSW	3,420	1.000	79	(81)	(2)
Republic of Chile/Aa3	6/20/23	BOANA	13,500	1.000	311	(313)	(2)
					468	(473)	(5)

Institutional Intermediate-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
EI du Pont
de Nemours & Co.	12/20/20	JPMC	4,015	(1.000)	(87)	53	(34)
State of Qatar	6/20/22	BOANA	4,080	(1.000)	(56)	(42)	(98)
State of Qatar	6/20/22	CITNA	7,920	(1.000)	(109)	(79)	(188)
Wells Fargo & Co.	9/20/20	BOANA	3,740	(1.000)	(65)	38	(27)
					(317)	(30)	(347)
							(352)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Periodic premium received/paid quarterly.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

At March 31, 2018, the counterparties had deposited in a segregated account cash with a value of
$410,000 in connection with open over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid) [3]	Value	(Depreciation)
Termination Date	Date[1]	($000)	(%)	(%)	($000)	($000)
6/20/19	6/20/18	79,034	1.500	0.000	(758)	14
3/31/20	4/4/18	213,094	2.623	(2.251)	273	271
6/22/20	6/20/18	1,668	(1.750)	0.000	29	(1)
6/21/21	6/20/18	27,512	1.750	0.000	(750)	55
6/20/22	6/20/18	61,582	(1.750)	0.000	2,274	(197)
6/20/23	9/20/18	18,676	(2.000)	0.000	651	(66)
2/28/25	6/29/18	62,044	(2.895)	0.000	(572)	(573)
6/20/25	6/20/18	66,021	(2.000)	0.000	3,287	(421)
					4,434	(918)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Interest[1]	169,118
Total Income	169,118
Expenses
The Vanguard Group—Note B
Investment Advisory Services	246
Management and Administrative	1,036
Marketing and Distribution	81
Custodian Fees	88
Trustees’ Fees and Expenses	4
Total Expenses	1,455
Net Investment Income	167,663
Realized Net Gain (Loss)
Investment Securities Sold[1]	(46,051)
Futures Contracts	(45,107)
Swap Contracts	411
Realized Net Gain (Loss)	(90,747)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(256,641)
Futures Contracts	6,154
Swap Contracts	(930)
Change in Unrealized Appreciation (Depreciation)	(251,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	(174,501)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $3,750,000, ($87,000), and ($89,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	167,663	245,206
Realized Net Gain (Loss)	(90,747)	(34,873)
Change in Unrealized Appreciation (Depreciation)	(251,417)	(150,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	(174,501)	59,348
Distributions
Net Investment Income	(168,780)	(245,776)
Realized Capital Gain[1]	—	(94,306)
Total Distributions	(168,780)	(340,082)
Capital Share Transactions
Issued	1,853,953	4,450,553
Issued in Lieu of Cash Distributions	168,780	340,082
Redeemed	(895,230)	(225,161)
Net Increase (Decrease) from Capital Share Transactions	1,127,503	4,565,474
Total Increase (Decrease)	784,222	4,284,740
Net Assets
Beginning of Period	14,105,554	9,820,814
End of Period[2]	14,889,776	14,105,554

1 Includes fiscal 2017 short-term gain distributions totaling $47,560,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($907,000) and $251,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

	Six Months			June 19,
	Ended	Year Ended		2015[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.12	$23.79	$23.46	$23.36
Investment Operations
Net Investment Income	. 263 [2]	.462 [2]	.473	.126
Net Realized and Unrealized Gain (Loss) on Investments	(.530)	(.470)	.383	.101
Total from Investment Operations	(. 267)	(. 008)	. 856	. 227
Distributions
Dividends from Net Investment Income	(. 263)	(. 454)	(. 473)	(.127)
Distributions from Realized Capital Gains	—	(.208)	(.053)	—
Total Distributions	(. 263)	(. 662)	(. 526)	(.127)
Net Asset Value, End of Period	$22.59	$23.12	$23.79	$23.46

Total Return	-1.16%	0.01%	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,890	$14,106	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	2.31%	1.99%	2.02%	1.92%[3]
Portfolio Turnover Rate [4]	137%	253%	251%	45%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Includes 37%, 111%, 67%, and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 11% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Intermediate-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine

Institutional Intermediate-Term Bond Fund

the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counter-party risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

Institutional Intermediate-Term Bond Fund

At March 31, 2018, counterparties had deposited in segregated accounts cash with a value of $1,080,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Institutional Intermediate-Term Bond Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $801,000, representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,139,777	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,291,655	—
Corporate Bonds	—	3,128,738	—
Sovereign Bonds	—	1,172,593	—
Taxable Municipal Bonds	—	11,175	—
Temporary Cash Investments	317,898	49,351	—
Futures Contracts—Assets[1]	5,372	—	—
Futures Contracts—Liabilities[1]	(6,083)	—	—
Swap Contracts—Assets	2131	—	—
Swap Contracts—Liabilities	(179)[1]	(352)	—
Total	317,221	14,792,937	—
1 Represents variation margin on the last day of the reporting period.

Institutional Intermediate-Term Bond Fund

D. At March 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	5,372	—	5,372
Variation Margin Receivable—CC Swap Contracts	213	—	213
Total Assets	5,585	—	5,585

Variation Margin Payable—Futures Contracts	(6,083)	—	(6,083)
Variation Margin Payable—Swap Contracts	(179)	—	(179)
Unrealized Depreciation—Swap Contracts	—	(352)	(352)
Total Liabilities	(6,262)	(352)	(6,614)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2018, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(45,107)	—	(45,107)
Swap Contracts	321	90	411
Realized Net Gain (Loss) on Derivatives	(44,786)	90	(44,696)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	6,154	—	6,154
Swap Contracts	(897)	(33)	(930)
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,257	(33)	5,224

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30,2017, the fund had available capital losses totaling $41,023,000 that may be carried forward indefinitely to offset future net capital gains.

At March 31, 2018, the cost of investment securities for tax purposes was $15,374,423,000. Net unrealized depreciation of investment securities for tax purposes was $263,236,000, consisting of unrealized gains of $15,587,000 on securities that had risen in value since their purchase and $278,823,000 in unrealized losses on securities that had fallen in value since their purchase.

Institutional Intermediate-Term Bond Fund

F. During the six months ended March 31, 2018, the fund purchased $1,017,041,000 of investment securities and sold $1,439,121,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,341,649,000 and $8,009,985,000, respectively. Total purchases and sales include $1,597,422,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	80,490	192,265
Issued in Lieu of Cash Distributions	7,403	14,746
Redeemed	(38,955)	(9,687)
Net Increase (Decrease) in Shares Outstanding	48,938	197,324

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$997.56	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$988.41	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.83	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.83	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%; and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inceptions in 2015 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund since its inception in 2015, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the Institutional Short-Term Bond Fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the Institutional Short-Term Bond Fund’s advisory expenses were also well below its peer-group average. Although the Institutional Intermediate-Term Bond Fund does not have a designated peer group, the board concluded that its expense ratio and advisory expenses are extremely low. Information about each fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index and Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Bond Funds or the owners of the Institutional Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Bond Funds. Investors acquire the Institutional Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Bond Funds. The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Bond Funds The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4722 052018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers
concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 17, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.